UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22255

                  EGA Emerging Global Shares Trust
(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue
                            Ridgewood, NJ 07450
(Address of principal executive offices) (Zip code)

Robert C. Holderith
171 East Ridgewood Avenue
                            Ridgewood, NJ 07450
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

EGA Emerging Global Shares Trust

Semi-Annual Report
September 30, 2013

EGShares Basic Materials GEMS ETF

EGShares Beyond BRICs ETF

EGShares Brazil Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares EM Dividend High Income ETF

EGShares Emerging Markets Consumer ETF

EGShares Emerging Markets Core ETF

EGShares Emerging Markets Dividend Growth ETF

EGShares Emerging Markets Domestic Demand ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares GEMS Composite ETF

EGShares Health Care GEMS ETF

EGShares India Consumer ETF

EGShares India Infrastructure ETF

EGShares India Small Cap ETF

EGShares Industrials GEMS ETF

EGShares Low Volatility Emerging Markets Dividend ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

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Shareholder Letter

Dear Shareholder,

Over the past six months, investors’ appetite for risk continued to oscillate. Uncertainty over the Federal Reserve’s intent to taper its massive asset purchase program prompted investors to alternately pull money out of and pour money into ETFs (exchange traded funds), particularly those focused on stocks. Ultimately, record outflows in June and August were more than offset by sizable inflows in July and September. This uptick in new investment put the ETF industry on pace to nearly match last year’s record of $188 billion in net new assets.1

I am pleased to report that within this environment, Emerging Global Advisors, LLC has continued to grow our assets under management, which stood at $1.47 billion at the end of the third quarter. We also recently launched two new ETFs: EGShares EM Dividend High Income ETF (EMHD), which targets a high dividend yield, and EGShares Emerging Markets Dividend Growth ETF (EMDG), which offers exposure to the return potential of dividend-growing emerging markets companies. Together these offerings round out our suite of dividend-focused exchange-traded funds.

There were also some changes within the EGShares family in recent months. In September, we announced the closing of twelve funds, including the GEMS series of sector-based ETFs — a decision we made in the best interest of shareholders. The funds were liquidated in October and shareholders subsequently received liquidating payments. Collectively these 12 s trategies represented less than 4% of the assets we manage, and due to their small size, were difficult to implement cost-effectively for investors. Also, the successful transition of the underlying index for the EGShares Beyond BRICs ETF (BBRC) to one that includes up to 33% exposure to frontier market companies, was completed effective October 25. This change allows BBRC to provide deeper access to less mature, fast-growing emerging economies.

Finally, I would like to highlight that on September 14, 2013, the EGShares Emerging Markets Consumer ETF (ECON) reached a pivotal milestone: its three-year anniversary. Further, ECON earned a 5-star Overall Morningstar Rating™ among 382 Diversified Emerging Markets ETFs and open-end funds as of September 30, 2013 based on risk-adjusted return. These results reaffirm our belief behind the fund’s design — that the consumer remains a central thesis for investing in emerging markets today.

As always, we remain committed to providing investors with the tools to help them allocate “within” rather than “to” emerging markets. Thank you for the trust you have placed in us through your investment.

Robert C. Holderith
President
Emerging Global Advisors, LLC

1	Source for fund flow data: IndexUniverse as of September 30, 2013.

The Morningstar Rating™ is provided for those exchange-traded funds (“ETFs”) with at least a three-year history. Ratings are based on the ETF’s Morningstar Risk-Adjusted Return measure, which accounts for variation in monthly performance, placing more emphasis on downward variations and rewarding consistent performance. An ETF’s risk-adjusted return includes a brokerage commission estimate. This estimate is intended to reflect what an average investor would pay when buying or selling an ETF. PLEASE NOTE, this estimate is subject to change and the actual brokerage commission an investor pays may be higher or lower than this estimate. Morningstar compares each ETF’s risk-adjusted return to the open-end mutual fund rating breakpoints for that category. Consistent with the open-end mutual fund ratings, the top 10% of ETFs in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The overall rating for an ETF is based on a weighted average of the time-period ratings (e.g., the ETF’s 3,5, and 10 year rating). The determination of an ETF’s rating does not affect the retail open end mutual fund data published by Morningstar. Past performance is no guarantee of future results. Morningstar Rating is for the ETF share class only; other classes may have different performance characteristics. As of 9/30/13, EGShares Emerging Markets Consumer ETF was rated 5 stars out of 382 U.S.-domiciled Diversified Emerging Markets equity ETFs over the three-year period. Past performance is no guarantee of future results. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Diversification does not guarantee a profit or protect against loss.

This material must be accompanied or preceded by the prospectus

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. These funds will concentrate their investments in issuers of one or more particular industries to the same extent that their Underlying Indices are so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

Past performance does not guarantee future results.

Robert Holderith is a registered representative of ALPS Distributors, Inc. EGShares Funds are distributed by ALPS Distributors, Inc.

EGA Emerging Global Shares Trust 1

Comments from the Chief Investment Officer

Dear Shareholder,

For the globally oriented investor, there is a Dickensian metaphor existing today. “A Tale of Two Markets” is very much visible where a home biased investor focused on domestic securities should feel comfortable with the recent performance of U.S. stocks versus those in developing markets. During the six-month reporting period, the S&P 500 Index was up 8.3%, while the MSCI Emerging Markets Index fell –2.3% — a disparity that was even greater over the past year, when the indices returned 19.3% and 1.3%, respectively.1 More broadly speaking, there is also a “Tale of Two Realities” where the S&P 500 Index can be up since the summer of 2011 — the last time the U.S. stock market saw losses well in excess of 10% — despite fiscal cliffs, debt ceilings and government shutdowns along the way. How such a market reality can exist while an economic reality is so uncertain should be a mystery. However, when a tapering of dovish Federal Reserve policy is held back, we realize that ongoing monetary stimulus was needed and is needed to keep market momentum intact.

The question is whether capital markets in the developing world are similarly dependent on central bank support or if the true economic contribution of corporations (state owned or otherwise) is the engine providing economic growth.

Of course, there are always political events in emerging and frontier markets that grab headlines and spook investors. Syria has been the main focus in recent quarters. However, the impact of such events cannot compare to a U.S. government shutdown or the obvious concerns that arise when quantitative easing cannot yet be “tapered” more than five years after the global financial crisis.

Eventually, the U.S., Euro-Zone and Japan will bring economic growth levels closer to long-run averages despite structural concerns mainly related to an aging population and aggregate debt levels. Still, portfolio concentration towards the developed world may be the greatest inadvertent risk taken on by investors. To be true to a globally oriented framework, our firm believes that emerging and frontier market exposures are essential for adequate diversification and potential return enhancement. To focus more on the U.S., Euro-Zone and Japan may likely only lead to portfolios that are sub-optimal.

For investors seeking return enhancement, risk reduction, a thematic exposure or other objectives, EGA has constructed a suite of products geared accordingly within the developing world. Rather than focus only on market cap-weighted benchmarks, we think about objective-oriented customized indices that may better match investor needs and effectively implement exposures in these often challenging markets.

As investors continue to allocate away from home-biased portfolios to include not only emerging and frontier exposures, but more specific and goal-oriented exposures, our organization will continue to build tools to help investors allocate optimally.

Richard Kang
Chief Investment Officer
Emerging Global Advisors, LLC

1	Bloomberg, September 30, 2013

MSCI Emerging Markets Index is an index created by Morgan Stanley Capital International (MSCI) that is designed to measure equity market performance in global emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any claims contained herein. It is not possible to invest directly in an index.

S&P 500 Index is a broad-based measure of domestic stock market performance.

This manager commentary represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

Diversification does not guarantee a profit or protect against loss.

This material must be accompanied or preceded by the prospectus

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. These funds will concentrate their investments in issuers of one or more particular industries to the same extent that their Underlying Indices are so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

Past performance does not guarantee future results.

Richard Kang is a registered representative of ALPS Distributors Inc. EGShares Funds are distributed by ALPS Distributors, Inc.

2 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Basic Materials GEMS ETF

Top Ten Holdings*
Vale SA Preference A Shares ADR	10.7%
China Shenhua Energy Co., Ltd. Class H	6.7
MMC Norilsk Nickel OJSC ADR	5.5
Grupo Mexico SAB de CV Series B	5.5
Impala Platinum Holdings, Ltd.	5.3
Gerdau SA Preference Shares ADR	5.3
Uralkali OJSC GDR	5.0
KGHM Polska Miedz SA	3.9
AngloGold Ashanti, Ltd.	3.9
Petronas Chemicals Group Bhd	3.8

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Basic Materials GEMS ETF (ticker: LGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM (“Basic Materials Underlying Index”). The Basic Materials Underlying Index is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by the S&P Dow Jones Indices’ proprietary system. The Basic Materials Underlying Index includes companies whose businesses generally involve: chemicals; forestry and paper; industrial metals and mining; and mining.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 3

Portfolio Summary (Unaudited)

EGShares Beyond BRICs ETF

Top Ten Holdings*
Naspers, Ltd. N Shares	6.3%
MTN Group, Ltd.	5.1
Sasol, Ltd.	4.9
America Movil SAB de CV Series L	3.8
Public Bank Bhd	3.3
PT Bank Central Asia Tbk	2.6
Fomento Economico Mexicano SAB de CV ADR	2.6
CIMB Group Holdings Bhd	2.2
Wal-Mart de Mexico SAB de CV Series V	1.9
Grupo Televisa SAB Series CPO	1.8

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Beyond BRICs ETF (ticker: BBRC)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Beyond BRICs Index (“Beyond BRICs Underlying Index”). The Beyond BRICs Underlying Index is comprised of 50 leading companies that INDXX, LLC determines to be representative of all industries in emerging market countries, excluding Brazil, Russia, India and China. The Fund invests in the constituent companies of the Beyond BRICs Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), having a market capitalization of at least $100 million at the time of purchase.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

4 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Brazil Infrastructure ETF

Top Ten Holdings*
Tim Participacoes SA	5.5%
CCR SA	5.3
BR Malls Participacoes SA	5.2
Ultrapar Participacoes SA	5.1
Gerdau SA	4.9
Telefonica Brasil SA	4.9
Companhia de Saneamento Basico do Estado de Sao Paulo	4.8
Transmissora Alianca de Energia Eletrica SA	4.6
Multiplan Empreendimentos Imobiliarios SA	4.5
Embraer SA	4.5

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.
**	Amount rounds to less than 0.1%

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index (“Brazil Infrastructure Underlying Index”). The Brazil Infrastructure Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors. The Fund invests in Brazilian large and mid cap infrastructure companies that are included in the Brazil Infrastructure Underlying Index, which are generally defined as companies that are domiciled in Brazil and that have a market capitalization of at least $200 million at the time of purchase.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Brazilian securities, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

EGA Emerging Global Shares Trust 5

Portfolio Summary (Unaudited)

EGShares China Infrastructure ETF

Top Ten Holdings*
China Oilfield Services, Ltd. Class H	5.5%
China Railway Construction Corp., Ltd. Class H	5.3
China Railway Group, Ltd. Class H	5.0
China Longyuan Power Group Corp. Class H	5.0
China Telecom Corp., Ltd. Class H	5.0
Anhui Conch Cement Co., Ltd. Class H	4.7
Jiangxi Copper Co., Ltd. Class H	4.7
Datang International Power Generation Co., Ltd. Class H	4.7
China Communications Construction Co., Ltd. Class H	4.6
CSR Corp., Ltd. Class H	4.6

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares China Infrastructure ETF (ticker: CHXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index (“China Infrastructure Underlying Index”). The China Infrastructure Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors. The Fund invests in Chinese large and mid cap infrastructure companies that are included in the China Infrastructure Underlying Index, which are generally defined as companies that are domiciled in China and that have a market capitalization of at least $200 million at the time of purchase.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Chinese securities, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

6 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Consumer Goods GEMS ETF

Top Ten Holdings*
Cia de Bebidas das Americas Preference
Shares ADR	10.8%
Fomento Economico Mexicano SAB de CV ADR	8.2
Hindustan Unilever, Ltd.	7.5
BRF SA ADR	6.9
ITC, Ltd.	5.5
PT Astra International Tbk	5.3
Grupo Bimbo SAB de CV Series A	5.0
China Mengniu Dairy Co., Ltd.	4.1
Great Wall Motor Co., Ltd. Class H	3.7
IOI Corp. Bhd	3.4

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Consumer Goods GEMS ETF (ticker: GGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM (“Consumer Goods Underlying Index”). The Consumer Goods Underlying Index is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Consumer Goods Underlying Index includes companies whose businesses generally involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; and tobacco.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 7

Portfolio Summary (Unaudited)

EGShares Consumer Services GEMS ETF

Top Ten Holdings*
Naspers, Ltd. N Shares	12.3%
Magnit OJSC GDR	7.5
Grupo Televisa SAB ADR	6.2
Wal-Mart de Mexico SAB de CV Series V	5.9
Ctrip.com International, Ltd. ADR	5.3
S.A.C.I. Falabella	4.7
Steinhoff International Holdings, Ltd.	4.5
Genting Bhd	4.1
Cia Brasileira de Distribuicao Grupo Pao de Acucar
Preference Shares ADR	3.9
SM Investments Corp.	3.7

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Consumer Services GEMS ETF (ticker: VGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM (“Consumer Services Underlying Index”). The Consumer Services Underlying Index is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Consumer Services Underlying Index includes companies whose businesses generally involve: food and drug retail; general retail; media; and travel and leisure.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

8 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares EM Dividend High Income ETF

Top Ten Holdings*
Delta Electronics Thailand PCL-NVDR	2.5%
Telecom Egypt Co.	2.4
Light SA	2.4
Banco do Brasil SA	2.4
Oi SA	2.4
EDP - Energias do Brasil SA	2.3
Tractebel Energia SA	2.3
Ford Otomotiv Sanayi AS	2.3
Yanzhou Coal Mining Co., Ltd. Class H	2.3
Zijin Mining Group Co., Ltd. Class H	2.3

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares EM Dividend High Income ETF (ticker: EMHD)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Equal Weighted Emerging All Cap ex-Taiwan Diversified Dividend Yield 50 Index (“Dividend High Income Underlying Index”). The Dividend High Income Underlying Index is comprised of the 50 highest yielding, liquid emerging market equity securities in the FTSE Emerging All Cap ex-Taiwan Universe (excluding China B Shares) (the “FTSE Universe”) having a market capitalization greater than or equal to the 99th percentile of the FTSE Universe and having also paid dividends over the three previous years.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 9

Portfolio Summary (Unaudited)

EGShares Emerging Markets Consumer ETF

Top Ten Holdings*
Naspers, Ltd. N shares	9.9%
Cia de Bebidas das Americas Preference Shares	8.0
Fomento Economico Mexicano SAB de CV Series UBD	5.7
Magnit OJSC GDR	5.5
BRF SA ADR	4.9
Wal-Mart de Mexico SAB de CV Series V	4.4
PT Astra International Tbk	3.9
Want Want China Holdings Ltd.	3.8
Grupo Televisa SAB Series CPO	3.7
ITC, Ltd.	3.6

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (“Consumer Underlying Index”). The Consumer Underlying Index is comprised of 30 publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Consumer Underlying Index includes companies whose businesses involve: general retailers, beverage providers, food producers, media, auto & parts, travel & leisure and personal goods.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

10 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Emerging Markets Core ETF

Top Ten Holdings*
Genting Malaysia Bhd	1.4%
Grupo Televisa SAB ADR	1.4
Richter Gedeon Nyrt	1.3
Embraer SA ADR	1.3
Grupo de Inversiones Suramericana SA	1.3
Genting Bhd	1.3
Sun Pharmaceutical Industries, Ltd.	1.3
Kimberly-Clark de Mexico, SAB de CV Class A	1.3
Magnit OJSC GDR	1.3
Powszechny Zaklad Ubezpieczen SA	1.3

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Emerging Market Core ETF (ticker: EMCR)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index (“Core Underlying Index”). The Core Underlying Index is comprised of 116 leading companies that S&P Dow Jones Indices determines to be representative of all industries in emerging market countries. The Fund invests in the constituent companies of the Core Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $1 billion at the time of purchase.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 11

Portfolio Summary (Unaudited)

EGShares Emerging Markets Dividend Growth ETF

Top Ten Holdings*
LUKOIL OAO ADR	2.9%
Industrial and Commercial Bank of China, Ltd. Class H	2.9
Bank of China, Ltd. Class H	2.9
Sasol, Ltd.	2.8
China Petroleum & Chemical Corp. Class H	2.8
China Mobile, Ltd.	2.8
MTN Group, Ltd.	2.8
Banco do Brasil SA	2.8
Standard Bank Group, Ltd.	2.8
Remgro, Ltd.	2.7

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Emerging Markets Dividend Growth ETF (ticker: EMDG)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex-Taiwan Diversified Capped Dividend Growth 50 Index (“Dividend Growth Underlying Index”). The Fund invests in the constituent companies of the Dividend Growth Underlying Index, which may include small, medium and large capitalized companies (“small cap”, “mid cap” and “large cap” companies, respectively) domiciled in emerging market countries. The Dividend Growth Underlying Index is comprised of 50 emerging markets companies with a high compounded annual dividend growth rate that are members of the FTSE Emerging All Cap ex-Taiwan Universe.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

12 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Emerging Markets Domestic Demand ETF

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

Top Ten Holdings*
ITC, Ltd.	5.1%
Grupo Modelo, SAB de CV Series C	5.1
Naspers, Ltd. N Shares	4.7
MTN Group, Ltd.	4.6
Cia de Bebidas das Americas Preference Shares ADR	4.4
China Telecom Corp., Ltd. Class H	4.1
BRF SA ADR	3.9
Great Wall Motor Co., Ltd. Class H	3.8
America Movil SAB de CV Series L ADR	3.8
Telefonica Brasil SA Preference Shares ADR	3.3

EGShares Emerging Markets Domestic Demand ETF (ticker: EMDD)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Markets Domestic Demand Index (“Domestic Demand Underlying Index”). The Domestic Demand Underlying Index is comprised of 50 emerging markets companies in sectors INDXX, LLC determines may have greater exposure to local markets than the MSCI Emerging Markets IndexSM. The Fund invests in the constituent companies of the Domestic Demand Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively) domiciled in emerging market countries having a market capitalization of at least $100 million at the time of purchase. The Domestic Demand Underlying Index includes emerging market companies in the consumer goods, consumer services, health care, telecommunications and utilities industries.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 13

Portfolio Summary (Unaudited)

EGShares Emerging Markets Metals & Mining ETF

Top Ten Holdings*
Vale SA ADR	11.2%
China Shenhua Energy Co., Ltd. Class H	7.0
MMC Norilsk Nickel OJSC ADR	6.0
Gerdau SA Preference Shares ADR	5.8
Grupo Mexico SAB de CV Series B	5.8
Impala Platinum Holdings, Ltd.	5.6
AngloGold Ashanti, Ltd.	4.4
KGHM Polska Miedz SA	4.3
Companhia Siderurgica Nacional SA ADR	3.8
Kumba Iron Ore, Ltd.	3.5

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Emerging Markets Metals & Mining ETF (ticker: EMT)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM (“Metals & Mining Underlying Index”). The Metals & Mining Underlying Index is comprised of 30 publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Metals & Mining Underlying Index includes companies involved in the extraction and basic processing of basic resources (other than oil and gas), such as coal, metal ore (including the production of basic aluminum, iron and steel products), precious metals and gemstones.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

14 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Energy GEMS ETF

Top Ten Holdings*
Gazprom OAO ADR	11.9%
CNOOC, Ltd.	8.3
LUKOIL OAO ADR	7.8
Petroleo Brasileiro SA ADR	6.6
PetroChina Co., Ltd. Class H	6.2
Sasol, Ltd.	4.5
Ecopetrol SA ADR	4.4
NovaTek OAO GDR	4.4
China Petroleum & Chemical Corp. Class H	4.3
Reliance Industries, Ltd. GDR 144A	3.8

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Energy GEMS ETF (ticker: OGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM (“The Oil and Gas Underlying Index”). The Oil and Gas Underlying Index is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. Oil and Gas Underlying Index includes companies whose businesses involve: oil and gas production; oil equipment, services and distribution; and alternative energy.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 15

Portfolio Summary (Unaudited)

EGShares Financials GEMS ETF

Top Ten Holdings*
China Construction Bank Corp. Class H	10.9%
Industrial and Commercial Bank of China, Ltd. Class H	9.8
Itau Unibanco Holding SA Preference Shares ADR	7.0
Sberbank of Russia ADR	6.2
Bank of China, Ltd. Class H	6.0
Banco Bradesco SA Preference Shares ADR	5.7
China Life Insurance Co., Ltd. Class H	4.2
Housing Development Finance Corp., Ltd.	4.0
Standard Bank Group, Ltd.	3.6
Ping An Insurance Group Co. of China, Ltd. Class H	3.2

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Financials GEMS ETF (ticker: FGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM (“Financials Underlying Index”). The Financials Underlying Index is comprised of publicly traded firms in the “Financials Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Financials Underlying Index includes companies whose businesses involve: banking; insurance; real estate; and financial services.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

16 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares GEMS Composite ETF

Top Ten Holdings*
China Construction Bank Corp. Class H	4.8%
China Mobile, Ltd.	4.4
Industrial and Commercial Bank of China, Ltd. Class H	4.4
America Movil SAB de CV Series L	4.0
Gazprom OAO ADR	3.9
Baidu, Inc. ADR	3.6
Naspers, Ltd. N Shares	3.0
Itau Unibanco Holding SA Preference Shares ADR	2.8
LUKOIL OAO ADR	2.5
CNOOC, Ltd.	2.5

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares GEMS Composite ETF (ticker: AGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM (“Sector Underlying Index”). The Sector Underlying Index is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the S&P Dow Jones Indices’ proprietary classification system.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 17

Portfolio Summary (Unaudited)

EGShares Health Care GEMS ETF

Top Ten Holdings*
Aspen Pharmacare Holdings, Ltd.	13.8%
Sun Pharmaceutical Industries, Ltd.	12.1
Life Healthcare Group Holdings, Ltd.	6.5
Mindray Medical International, Ltd. ADR	6.1
IHH Healthcare Bhd	5.9
Dr. Reddy's Laboratories, Ltd. ADR	5.4
Netcare, Ltd.	4.8
Mediclinic International, Ltd.	4.2
Richter Gedeon Nyrt	4.1
Cipla, Ltd.	4.0

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Health Care GEMS ETF (ticker: HGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM (“Health Care Underlying Index”). The Health Care Underlying Index is comprised of publicly traded firms in the “Health Care Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Health Care Underlying Index includes companies whose businesses generally involve: health care equipment and services; and pharmaceuticals and biotechnology.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

18 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares India Consumer ETF

Top Ten Holdings*
United Spirits, Ltd.	7.5%
Hindustan Unilever, Ltd.	6.2
Godrej Consumer Products, Ltd.	6.1
Hero MotoCorp, Ltd.	5.7
GlaxoSmithKline Consumer Healthcare, Ltd.	5.3
ITC, Ltd.	5.2
Nestle India, Ltd.	5.1
Motherson Sumi Systems, Ltd.	5.0
Zee Entertainment Enterprises, Ltd.	4.9
Tata Motors, Ltd.	4.7

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index (“India Consumer Underlying Index”). The India Consumer Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sector. The Fund invests in the constituent companies of the India Consumer Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), and are generally consumer goods and services companies domiciled in India having a market capitalization of at least $100 million at the time of purchase. India Consumer Underlying Index includes companies whose businesses involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; food and drug retail; general retail; media; travel and leisure; and tobacco.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

EGA Emerging Global Shares Trust 19

Portfolio Summary (Unaudited)

EGShares India Infrastructure ETF

Top Ten Holdings*
Bharat Heavy Electricals, Ltd.	6.2%
Reliance Communications, Ltd.	5.6
Tata Steel, Ltd.	5.2
GAIL India, Ltd.	5.1
Tata Power Co., Ltd.	5.0
NMDC, Ltd.	5.0
Tata Motors, Ltd.	4.9
NTPC, Ltd.	4.9
Ambuja Cements, Ltd.	4.9
Power Grid Corp. of India, Ltd.	4.8

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index (“India Infrastructure Underlying Index”). The India Infrastructure Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors. The Fund invests in Indian large and mid cap infrastructure companies that are included in the India Infrastructure Underlying Index, which are generally defined as companies that are domiciled in India and that have a market capitalization of at least $200 million at the time of purchase.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

20 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares India Small Cap ETF

Top Ten Holdings*
Apollo Hospitals Enterprise, Ltd.	5.0%
Mahindra & Mahindra Financial Services, Ltd.	5.0
Aditya Birla Nuvo, Ltd.	4.9
Tata Global Beverages, Ltd.	4.0
Exide Industries, Ltd.	3.6
Ipca Laboratories, Ltd.	3.5
United Phosphorus, Ltd.	3.2
Tata Chemicals, Ltd.	3.0
Federal Bank, Ltd.	2.8
Reliance Capital, Ltd.	2.6

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index (“India Small Cap Underlying Index”). The India Small Cap Underlying Index is comprised of 75 leading companies that INDXX, LLC determines to be representative of small market cap companies in India. The Fund invests in Indian Small Cap companies that are included in the India Small Cap Underlying Index, which are generally defined as companies that are domiciled in India and are at the bottom end of the group that have a market capitalization of at least $100 million but below $2 billion at the time of purchase.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Small and medium capitalization companies may have greater volatility in price than the stocks of large capitalization companies due to limited product lines or resources or a dependency upon a particular market niche.

EGA Emerging Global Shares Trust 21

Portfolio Summary (Unaudited)

EGShares Industrials GEMS ETF

Top Ten Holdings*
Cemex SAB de CV ADR	11.4%
Alfa, SAB Class A	7.1
Sime Darby Bhd	6.5
Bidvest Group, Ltd.	6.3
Tata Motors, Ltd. ADR	4.7
Embraer SA ADR	4.4
Imperial Holdings, Ltd.	4.3
Mahindra & Mahindra, Ltd.	3.9
Anhui Conch Cement Co., Ltd. Class H	3.9
Siam Cement PCL	3.7

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Industrials GEMS ETF (ticker: IGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM (“Industrials Underlying Index”). The Industrials Underlying Index is comprised of publicly traded firms in the “Industrials Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Industrials Underlying Index includes companies whose businesses generally involve: construction and materials; aerospace and defense; general industrials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

22 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Low Volatility Emerging Markets Dividend ETF

Top Ten Holdings*
Lewis Group, Ltd.	5.6%
Aygaz AS	4.8
Vodacom Group, Ltd.	4.3
Capital Property Fund	4.3
Nam Tai Electronics, Inc.	4.0
Globe Telecom, Inc.	3.9
Banpu PCL NVDR	3.8
Reunert, Ltd.	3.7
Growthpoint Properties, Ltd.	3.6
Grupo Aeroportuario del Pacifico SAB de CV	3.5

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Low Volatility Emerging Markets Dividend ETF (ticker: HILO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index (“HILB Underlying Index”). The HILB Underlying Index is a dividend yield weighted stock market index comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade and have also paid dividends consistently over the last three years. The Fund invests in the constituent companies of the HILB Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), domiciled in emerging markets countries having a market capitalization of at least $250 million.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 23

Portfolio Summary (Unaudited)

EGShares Technology GEMS ETF

Top Ten Holdings*
Tencent Holdings, Ltd.	11.4%
Baidu, Inc. ADR	10.8
Infosys, Ltd.	7.5
Tata Consultancy Services, Ltd.	6.5
SINA Corp.	5.1
Wipro, Ltd. ADR	4.5
NetEase, Inc. ADR	4.4
Lenovo Group, Ltd.	4.4
Mail.ru Group, Ltd. GDR	4.1
Sohu.com, Inc.	3.3

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Technology GEMS ETF (ticker: QGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM (“Technology Underlying Index”). The Technology Underlying Index is comprised of publicly traded firms in the “Technology Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Technology Underlying Index includes companies whose businesses generally involve: software and computer services; and technology hardware and equipment.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

24 EGA Emerging Global Shares Trust

Portfolio Summary (Unaudited)

EGShares Telecom GEMS ETF

Top Ten Holdings*
China Mobile, Ltd.	11.3%
America Movil SAB de CV Series L ADR	9.9
MTN Group, Ltd.	7.9
Mobile TeleSystems ADR	5.4
Advanced Info Service PCL	4.7
PT Telekomunikasi Indonesia Persero Tbk ADR	4.4
China Telecom Corp., Ltd. Class H	3.9
China Unicom Hong Kong, Ltd. ADR	3.8
Axiata Group Bhd	3.8
Telefonica Brasil SA Preference Shares ADR	3.6

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Telecom GEMS ETF (ticker: TGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM (“Telecom Underlying Index”). The Telecom Underlying Index is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Telecom Underlying Index includes companies whose businesses generally involve: fixed line telecommunications and mobile telecommunications.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

EGA Emerging Global Shares Trust 25

Portfolio Summary (Unaudited)

EGShares Utilities GEMS ETF

Top Ten Holdings*
Ultrapar Participacoes SA ADR	10.0%
Tenaga Nasional Bhd	6.5
Enersis SA ADR	5.9
PT Perusahaan Gas Negara Persero Tbk	5.3
Cia Energética de Minas Gerais ADR	5.2
China Resources Power Holdings Co., Ltd.	4.8
PGE SA	4.7
Empresa Nacional de Electricidad SA ADR	4.3
CEZ AS	4.3
Huaneng Power International, Inc. ADR	4.2

*	Expressed as a percentage of total investments in securities as of 9/30/2013. Holdings are subject to change.

EGShares Utilities GEMS ETF (ticker: UGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM (“Utilities Underlying Index”). The Utilities Underlying Index is comprised of publicly traded firms in the “Utilities Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system. The Utilities Underlying Index includes companies whose businesses generally involve: electricity; and gas, water and multi-utilities.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

26 EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGA EGShares Funds Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (April 1, 2013 to September 30, 2013).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 9/30/2013” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratios	Through
	4/1/2013	9/30/2013	for the Period	9/30/2013[1]
EGShares Basic Materials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 830.06	0.85%	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Beyond BRICs ETF
Actual	$1,000.00	$ 910.79	0.85%	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$ 856.54	0.85%	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares China Infrastructure ETF
Actual	$1,000.00	$1,015.98	0.85%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Consumer Goods GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 959.19	0.85%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Consumer Services GEMS ETF
Actual	$1,000.00	$1,018.46	0.85%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares EM Dividend High Income ETF[3]
Actual	$1,000.00	$1,023.20	0.85%	$1.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Emerging Markets Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,013.58	0.85%	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

EGA Emerging Global Shares Trust 27

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense Ratios	Through
	4/1/2013	9/30/2013	for the Period	9/30/2013[1]
EGShares Emerging Markets Core ETF (Consolidated)[2]
Actual	$1,000.00	$ 981.31	0.70%	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	0.70%	$3.55
EGShares Emerging Markets Dividend Growth ETF[4]
Actual	$1,000.00	$1,003.87	0.85%	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Emerging Markets Domestic Demand ETF (Consolidated)[2]
Actual	$1,000.00	$1,004.51	0.85%	$4.27
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Emerging Markets Metals & Mining ETF (Consolidated)[2]
Actual	$1,000.00	$ 824.98	0.85%	$3.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Energy GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 976.35	0.85%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Financials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 920.28	0.85%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares GEMS Composite ETF (Consolidated)[2]
Actual	$1,000.00	$ 989.82	0.75%	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80
EGShares Health Care GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,032.13	0.85%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares India Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$ 937.56	0.89%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.89%	$4.51
EGShares India Infrastructure ETF (Consolidated)[2]
Actual	$1,000.00	$ 836.19	0.85%	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares India Small Cap ETF (Consolidated)[2]
Actual	$1,000.00	$ 773.49	0.85%	$3.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Industrials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 914.96	0.85%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)[2]
Actual	$1,000.00	$ 915.31	0.85%	$4.08
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Technology GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,205.60	0.85%	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Telecom GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,013.80	0.85%	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
EGShares Utilities GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$ 896.59	0.85%	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

1	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).
2	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.
3	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by (47/365) (to reflect commencement of operations).
4	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by (92/365) (to reflect commencement of operations).
28 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the midpoint of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, as they are bought and sold at current market prices.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price		Market Price
		Above or Equal to NAV		Below NAV
	Basis Point	Number	% of	Number	% of
	Differential	of Days	Total Days	of Days	Total Days
EGShares Basic Materials GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	62	10.86%	49	8.58%
	25-49.99	80	14.01%	52	9.11%
	50-74.99	72	12.61%	26	4.55%
	75-99.99	53	9.28%	13	2.28%
	> 100	116	20.31%	48	8.41%
Total		383	67.07%	188	32.93%
EGShares Beyond BRICs ETF
August 15, 2012*–September 30, 2013
	0-24.99	23	8.16%	16	5.67%
	25-49.99	44	15.60%	7	2.48%
	50-74.99	62	21.99%	3	1.07%
	75-99.99	74	26.24%	5	1.77%
	> 100	46	16.31%	2	0.71%
Total		249	88.30%	33	11.70%
EGShares Brazil Infrastructure ETF
February 24, 2010*–September 30, 2013
	0-24.99	95	10.51%	87	9.62%
	25-49.99	71	7.86%	101	11.17%
	50-74.99	38	4.20%	65	7.19%
	75-99.99	31	3.43%	33	3.65%
	> 100	344	38.05%	39	4.32%
Total		579	64.05%	325	35.95%
EGShares China Infrastructure ETF
February 17, 2010*–September 30, 2013
	0-24.99	107	11.76%	89	9.78%
	25-49.99	83	9.12%	86	9.45%
	50-74.99	83	9.12%	66	7.25%
	75-99.99	68	7.47%	61	6.70%
	> 100	123	13.52%	144	15.83%
Total		464	50.99%	446	49.01%
EGShares Consumer Goods GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	70	12.26%	113	19.79%
	25-49.99	45	7.88%	103	18.04%
	50-74.99	32	5.60%	66	11.56%
	75-99.99	21	3.68%	40	7.00%
	> 100	19	3.33%	62	10.86%
Total		187	32.75%	384	67.25%

EGA Emerging Global Shares Trust 29

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price		Market Price
		Above or Equal to NAV		Below NAV
	Basis Point	Number	% of	Number	% of
	Differential	of Days	Total Days	of Days	Total Days
EGShares Consumer Services GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	103	18.04%	130	22.77%
	25-49.99	48	8.40%	93	16.29%
	50-74.99	18	3.15%	64	11.21%
	75-99.99	7	1.22%	50	8.76%
	> 100	6	1.05%	52	9.11%
Total		182	31.86%	389	68.14%
EGShares EM Dividend High Income ETF
August 15, 2013*–September 30, 2013
	0-24.99	2	6.25%	1	3.13%
	25-49.99	6	18.75%	–	0.00%
	50-74.99	7	21.87%	–	0.00%
	75-99.99	6	18.75%	–	0.00%
	> 100	10	31.25%	–	0.00%
Total		31	96.87%	1	3.13%
EGShares Emerging Markets Consumer ETF
September 14, 2010*–September 30, 2013
	0-24.99	142	18.49%	111	14.45%
	25-49.99	191	24.87%	39	5.08%
	50-74.99	139	18.10%	23	3.00%
	75-99.99	57	7.42%	17	2.21%
	> 100	33	4.30%	16	2.08%
Total		562	73.18%	206	26.82%
EGShares Emerging Markets Core ETF
October 16, 2012*–September 30, 2013
	0-24.99	16	6.69%	14	5.86%
	25-49.99	38	15.90%	9	3.77%
	50-74.99	66	27.61%	4	1.67%
	75-99.99	57	23.85%	–	0.00%
	> 100	32	13.39%	3	1.26%
Total		209	87.44%	30	12.56%
EGShares Emerging Markets Dividend Growth ETF
July 1, 2013*–September 30, 2013
	0-24.99	11	17.19%	8	12.50%
	25-49.99	11	17.19%	3	4.69%
	50-74.99	15	23.43%	2	3.12%
	75-99.99	7	10.94%	–	0.00%
	> 100	7	10.94%	–	0.00%
Total		51	79.69%	13	20.31%
EGShares Emerging Markets Domestic Demand ETF
August 15, 2012*–September 30, 2013
	0-24.99	21	7.45%	13	4.61%
	25-49.99	41	14.54%	2	0.71%
	50-74.99	70	24.82%	–	0.00%
	75-99.99	72	25.53%	1	0.35%
	> 100	60	21.28%	2	0.71%
Total		264	93.62%	18	6.38%
EGShares Emerging Markets Metals & Mining ETF
May 21, 2009*–September 30, 2013
	0-24.99	176	16.05%	150	13.68%
	25-49.99	146	13.31%	123	11.21%
	50-74.99	96	8.75%	86	7.84%
	75-99.99	85	7.75%	47	4.28%
	> 100	98	8.93%	90	8.20%
Total		601	54.79%	496	45.21%

30 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price		Market Price
		Above or Equal to NAV		Below NAV
	Basis Point	Number	% of	Number	% of
	Differential	of Days	Total Days	of Days	Total Days
EGShares Energy GEMS ETF
May 21, 2009*–September 30, 2013
	0-24.99	157	14.32%	147	13.41%
	25-49.99	145	13.23%	129	11.77%
	50-74.99	126	11.50%	101	9.22%
	75-99.99	60	5.47%	45	4.11%
	> 100	85	7.75%	101	9.22%
Total		573	52.27%	523	47.73%
EGShares Financials GEMS ETF
September 16, 2009*–September 30, 2013
	0-24.99	146	14.38%	165	16.26%
	25-49.99	115	11.33%	129	12.71%
	50-74.99	63	6.21%	111	10.93%
	75-99.99	46	4.53%	53	5.22%
	> 100	90	8.87%	97	9.56%
Total		460	45.32%	555	54.68%
EGShares GEMS Composite ETF
July 22, 2009*–September 30, 2013
	0-24.99	177	16.78%	157	14.88%
	25-49.99	157	14.88%	125	11.85%
	50-74.99	77	7.30%	101	9.58%
	75-99.99	63	5.97%	36	3.41%
	> 100	84	7.96%	78	7.39%
Total		558	52.89%	497	47.11%
EGShares Health Care GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	70	12.26%	63	11.03%
	25-49.99	83	14.54%	49	8.58%
	50-74.99	56	9.81%	55	9.63%
	75-99.99	51	8.93%	29	5.08%
	> 100	58	10.16%	57	9.98%
Total		318	55.70%	253	44.30%
EGShares India Consumer ETF
August 10, 2011*–September 30, 2013
	0-24.99	47	8.75%	58	10.80%
	25-49.99	52	9.69%	50	9.31%
	50-74.99	58	10.80%	36	6.70%
	75-99.99	42	7.82%	11	2.05%
	> 100	137	25.51%	46	8.57%
Total		336	62.57%	201	37.43%
EGShares India Infrastructure ETF
August 11, 2010*–September 30, 2013
	0-24.99	81	10.27%	78	9.89%
	25-49.99	85	10.77%	67	8.49%
	50-74.99	79	10.01%	71	9.00%
	75-99.99	55	6.97%	47	5.96%
	> 100	114	14.45%	112	14.19%
Total		414	52.47%	375	47.53%
EGShares India Small Cap ETF
July 7, 2010*–September 30, 2013
	0-24.99	93	11.43%	82	10.07%
	25-49.99	76	9.34%	72	8.84%
	50-74.99	62	7.62%	65	7.98%
	75-99.99	56	6.88%	39	4.79%
	> 100	150	18.43%	119	14.62%
Total		437	53.70%	377	46.30%

EGA Emerging Global Shares Trust 31

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price		Market Price
		Above or Equal to NAV		Below NAV
	Basis Point	Number	% of	Number	% of
	Differential	of Days	Total Days	of Days	Total Days
EGShares Industrials GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	79	13.84%	66	11.56%
	25-49.99	62	10.86%	51	8.93%
	50-74.99	50	8.76%	36	6.30%
	75-99.99	44	7.71%	36	6.30%
	> 100	80	14.01%	67	11.73%
Total		315	55.18%	256	44.82%
EGShares Low Volatility Emerging Markets Dividend ETF

August 4, 2011*–September 30, 2013
	0-24.99	91	16.82%	68	12.57%
	25-49.99	102	18.85%	39	7.21%
	50-74.99	86	15.90%	27	4.99%
	75-99.99	43	7.95%	24	4.43%
	> 100	43	7.95%	18	3.33%
Total		365	67.47%	176	32.53%
EGShares Technology GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	125	21.89%	106	18.56%
	25-49.99	72	12.61%	66	11.56%
	50-74.99	43	7.53%	40	7.01%
	75-99.99	30	5.25%	23	4.03%
	> 100	34	5.96%	32	5.60%
Total		304	53.24%	267	46.76%
EGShares Telecom GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	66	11.56%	100	17.51%
	25-49.99	34	5.95%	105	18.39%
	50-74.99	25	4.38%	78	13.66%
	75-99.99	28	4.90%	38	6.66%
	> 100	51	8.93%	46	8.06%
Total		204	35.72%	367	64.28%
EGShares Utilities GEMS ETF
June 23, 2011*–September 30, 2013
	0-24.99	84	14.71%	131	22.94%
	25-49.99	49	8.58%	105	18.39%
	50-74.99	18	3.15%	69	12.08%
	75-99.99	13	2.28%	32	5.61%
	> 100	6	1.05%	64	11.21%
Total		170	29.77%	401	70.23%

*    Commencement of Operations.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

32 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Basic Materials GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—97.3%
Brazil—18.9%
Companhia Siderurgica Nacional SA ADR	23,657	$101,015
Gerdau SA Preference Shares ADR	20,898	155,899
Vale SA Preference A Shares ADR	22,420	318,588
Total Brazil		575,502
Chile—3.4%
Empresas CMPC SA	34,102	103,886
China—16.9%
Aluminum Corp. of China, Ltd. Class H ADR*	5,768	53,123
China Coal Energy Co., Ltd. Class H	114,380	68,435
China Shenhua Energy Co., Ltd. Class H	65,027	197,886
Jiangxi Copper Co., Ltd. Class H	41,896	82,332
Yanzhou Coal Mining Co., Ltd. Class H ADR	6,879	65,763
Zijin Mining Group Co., Ltd. Class H	200,294	48,039
Total China		515,578
India—6.9%
Coal India, Ltd.	18,175	85,483
Hindalco Industries, Ltd.	26,127	46,699
Jindal Steel & Power, Ltd.	11,934	44,892
Tata Steel, Ltd.	7,797	33,820
Total India		210,894
Malaysia—3.7%
Petronas Chemicals Group Bhd	53,800	113,063
Mexico—8.4%
Grupo Mexico SAB de CV Series B	54,532	162,348
Industrias Penoles SAB de CV	3,216	93,936
Total Mexico		256,284
Poland—3.8%
KGHM Polska Miedz SA	2,927	115,617

Investments	Shares	Value

Russia—14.8%
Evraz PLC*	20,319	$42,118
MMC Norilsk Nickel OJSC ADR	11,290	162,915
Novolipetsk Steel GDR	2,827	45,939
Severstal GDR	5,844	50,317
Uralkali OJSC GDR	5,748	149,448
Total Russia		450,737
South Africa—17.1%
Anglo American Platinum, Ltd.*	1,746	75,676
AngloGold Ashanti, Ltd. ADR	8,652	114,899
Gold Fields, Ltd. ADR	17,846	81,556
Impala Platinum Holdings, Ltd.	12,787	157,389
Kumba Iron Ore, Ltd.	2,007	92,535
Total South Africa		522,055
Thailand—3.4%
PTT Global Chemical PCL	43,000	102,414
TOTAL INVESTMENTS IN SECURITIES—97.3%
(Cost: $4,346,909)		2,966,030
Other Assets in Excess of Liabilities—2.7%		81,867
Net Assets—100.0%		$3,047,897
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Global Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Chemicals	$262,511	8.6%
Forestry & Paper	103,886	3.4
Industrial Metals & Mining	1,283,505	42.1
Mining	1,213,714	39.8
Oil & Gas Producers	102,414	3.4
Total Investments	2,966,030	97.3
Other Assets in Excess of Liabilities	81,867	2.7
Net Assets	$3,047,897	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 33

Schedule of Investments

EGShares Beyond BRICs ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—98.9%
Chile—4.4%
Banco de Chile	524,803	$79,107
Banco Santander Chile	840,910	55,033
Cencosud SA	15,021	66,865
Empresa Nacional de Electricidad SA	45,856	64,193
Empresas Copec SA	5,242	74,648
Enersis SA	272,287	86,973
S.A.C.I. Falabella	6,607	63,234
Total Chile		490,053
Colombia—1.4%
Ecopetrol SA	67,413	154,891
Czech Republic—0.5%
CEZ AS	2,140	55,267
Indonesia—9.0%
PT Astra International Tbk	279,605	155,738
PT Bank Central Asia Tbk	329,444	284,494
PT Bank Mandiri Persero Tbk	235,326	161,558
PT Bank Rakyat Indonesia Persero Tbk	266,033	166,558
PT Perusahaan Gas Negara Persero Tbk	162,079	72,782
PT Semen Indonesia Persero Tbk	13,577	15,242
PT Telekomunikasi Indonesia Persero Tbk	667,403	121,032
PT Unilever Indonesia Tbk	5,209	13,562
Total Indonesia		990,966
Kenya—1.1%
East African Breweries, Ltd.	18,364	70,171
Safaricom, Ltd.	474,796	46,873
Total Kenya		117,044
Malaysia—15.8%
Axiata Group Bhd	85,700	180,891
CIMB Group Holdings Bhd	102,400	236,247
DiGi.Com Bhd	63,100	94,084
Genting Bhd	57,300	182,826
IHH Healthcare Bhd*	12,500	15,915
IOI Corp. Bhd	16,900	27,791
Malayan Banking Bhd	58,400	176,302
Maxis Bhd	42,900	92,131
Petronas Chemicals Group Bhd	44,000	92,468
Petronas Gas Bhd	3,600	24,298
Public Bank Bhd	66,000	359,208
Sime Darby Bhd	42,500	123,869
Tenaga Nasional Bhd	46,200	127,991
Total Malaysia		1,734,021
Mexico—15.5%
Alfa, SAB de CV Class A	38,432	103,060
America Movil SAB de CV Series L	415,232	409,436
Arca Continental, SAB de CV	1,264	7,826
Cemex SAB de CV Series CPO*	155,467	173,492
Fomento Economico Mexicano SAB de CV ADR	29,365	283,305
Grupo Bimbo SAB de CV Series A	25,412	78,067
Grupo Financiero Banorte SAB de CV Class O	10,378	64,300
Grupo Financiero Inbursa SAB de CV Class O	9,525	21,635
Grupo Mexico SAB de CV Series B	47,677	141,940
Grupo Televisa SAB Series CPO	35,668	198,069
Industrias Penoles SAB de CV	585	17,087
Wal-Mart de Mexico SAB de CV Series V	77,688	202,191
Total Mexico		1,700,408

Investments	Shares	Value

Nigeria—4.6%
Guaranty Trust Bank PLC	1,089,880	$169,334
Nigerian Breweries PLC	166,730	170,291
Zenith Bank PLC	1,365,800	168,242
Total Nigeria		507,867
Oman—0.7%
Bank Muscat SAOG	46,996	75,682
Philippines—1.2%
Philippine Long Distance Telephone Co.	390	26,675
SM Investments Corp.	5,703	102,167
Total Philippines		128,842
Poland—3.8%
Bank Pekao SA	2,361	135,011
PGE SA	16,349	87,153
Polskie Gornictwo Naftowe i Gazownictwo SA	8,115	15,936
Powszechna Kasa Oszczednosci Bank Polski SA	11,868	141,055
Powszechny Zaklad Ubezpieczen SA	257	34,917
Total Poland		414,072
Qatar—5.7%
Barwa Real Estate Co.	4,711	32,346
Gulf International Services Q.S.C.	1,763	24,258
Industries Qatar Q.S.C.	4,031	165,949
Ooredoo Q.S.C.	3,828	146,974
Qatar Fuel Co.	767	59,550
Qatar Gas Transport Co., Ltd. (Nakilat)	6,793	35,465
Qatar National Bank SAQ	3,606	165,190
Total Qatar		629,732
South Africa—21.4%
Barclays Africa Group, Ltd.	4,444	65,090
FirstRand, Ltd.	37,862	126,034
Kumba Iron Ore, Ltd.	797	36,747
MTN Group, Ltd.	28,637	557,730
Naspers, Ltd. N Shares	7,451	687,398
Sasol, Ltd.	11,166	531,386
Shoprite Holdings, Ltd.	6,069	99,745
Standard Bank Group, Ltd.	16,402	195,382
Vodacom Group, Ltd.	4,501	55,660
Total South Africa		2,355,172
Sri Lanka—1.2%
John Keells Holdings PLC	81,391	134,418
Thailand—6.5%
Advanced Info Service PCL NVDR	16,700	136,141
Bangkok Bank PCL NVDR	6,820	42,734
CP ALL PCL NVDR	59,900	67,502
Kasikornbank PCL NVDR	16,500	92,311
PTT Exploration & Production PCL NVDR	19,000	99,313
PTT Global Chemical PCL NVDR	21,900	52,160
PTT PCL NVDR	11,800	119,207
Siam Commercial Bank PCL NVDR	21,400	101,253
Total Thailand		710,621
Turkey—6.0%
Akbank TAS	39,241	144,328
Haci Omer Sabanci Holding AS	3,823	18,446
KOC Holding AS	13,513	62,259
Turk Telekomunikasyon AS	10,947	37,990
Turkcell Iletisim Hizmetleri AS*	11,634	68,440

The accompanying notes are an integral part of these financial statements.

34 EGA Emerging Global Shares Trust

Schedule of Investments (concluded)

EGShares Beyond BRICs ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

Turkey (concluded)
Turkiye Garanti Bankasi AS	49,139	$193,364
Turkiye Halk Bankasi AS	7,148	52,298
Turkiye Is Bankasi Class C	33,266	87,817
Total Turkey		664,942
United Arab Emirates—0.1%
First Gulf Bank PJSC	3,412	15,374
TOTAL COMMON STOCKS
(Cost: $10,870,166)		10,879,372
Exchange Traded Fund—0.1%
United States—0.1%
Market Vectors Vietnam ETF
(Cost: $9,610)	526	9,421
TOTAL INVESTMENTS IN SECURITIES—99.0%
(Cost: $10,879,776)		10,888,793
Other Assets in Excess of Liabilities—1.0%		110,862
Net Assets—100.0%		$10,999,655
*	Non-income producing security
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts
ETF	Exchange Traded Fund

		% of
Summary by Sector	Value	Net Assets
Consumer Discretionary	$1,287,265	11.7%
Consumer Staples	1,087,316	9.9
Energy	1,114,654	10.1
Financials	3,660,650	33.3
Funds	9,421	0.1
Health Care	15,915	0.1
Industrials	691,722	6.3
Materials	529,136	4.8
Telecommunication Services	1,974,057	18.0
Utilities	518,657	4.7
Total Investments	10,888,793	99.0
Other Assets in Excess of Liabilities	110,862	1.0
Net Assets	$10,999,655	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 35

Schedule of Investments

EGShares Brazil Infrastructure ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.0%
Basic Materials—13.1%
Companhia Siderurgica Nacional SA	560,390	$2,363,856
Gerdau SA	390,000	2,887,267
Vale SA	170,003	2,623,303
Total Basic Materials		7,874,426
Consumer Services—3.2%
Localiza Rent a Car SA	127,796	1,905,989
Financials—12.1%
BR Malls Participacoes SA	339,507	3,083,862
BR Properties SA	174,249	1,531,885
Multiplan Empreendimentos Imobiliarios SA	112,431	2,680,404
Total Financials		7,296,151
Industrials—25.1%
All America Latina Logistica	398,486	1,575,291
Arteris SA	113,828	981,271
CCR SA	398,278	3,125,679
Ecorodovias Infraestrutura e Logistica SA	174,091	1,193,427
Embraer SA	332,434	2,658,218
JSL SA	57,835	390,755
Marcopolo SA Preference Shares	636,380	1,886,799
Randon SA Implementos e Participacoes Preference Shares	152,517	848,211
Weg SA	199,483	2,435,681
Total Industrials		15,095,332
Oil & Gas—0.0%
OSX Brasil SA*	47,276	12,530

Investments	Shares	Value

Telecommunications—11.5%
Oi SA Preference Shares	374,567	$715,128
Telefonica Brasil SA	129,807	2,883,563
Tim Participacoes SA	709,003	3,280,578
Total Telecommunications		6,879,269
Utilities—34.0%
AES Tiete SA	112,393	1,001,214
Companhia de Gas de Sao Paulo Preference Shares Class A	83,385	2,154,626
Companhia de Saneamento Basico do Estado de Sao Paulo	289,416	2,834,289
Companhia de Saneamento de Minas Gerais	57,929	912,895
Companhia Energetica de Minas Gerais	93,072	779,345
Companhia Energetica de Sao Paulo Preference Shares Class B	232,839	2,439,211
CPFL Energia SA	293,944	2,533,989
Tractebel Energia SA	122,702	2,033,963
Transmissora Alianca de Energia Eletrica SA	277,798	2,732,992
Ultrapar Participacoes SA	123,037	3,007,319
Total Utilities		20,429,843
TOTAL INVESTMENTS IN SECURITIES—99.0%
(Cost: $58,433,753)		59,493,540
Other Assets in Excess of Liabilities—1.0%		610,180
Net Assets—100.0%		$60,103,720
* Non-income producing security

The accompanying notes are an integral part of these financial statements.

36 EGA Emerging Global Shares Trust

Schedule of Investments

EGShares China Infrastructure ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Basic Materials—10.8%
Aluminum Corp. of China, Ltd. Class H*	1,122,504	$416,860
Angang Steel Co., Ltd. Class H*	311,698	184,885
Jiangxi Copper Co., Ltd. Class H	231,466	454,864
Total Basic Materials		1,056,609
Financials—11.3%
Agile Property Holdings, Ltd.	75,438	83,073
Country Garden Holdings Co., Ltd.	260,864	166,842
Evergrande Real Estate Group, Ltd.*	348,901	145,766
Greentown China Holdings, Ltd.	35,901	67,495
Guangzhou R&F Properties Co., Ltd. Class H	174,833	273,235
Longfor Properties Co., Ltd.	66,392	105,301
Shimao Property Holdings, Ltd.	75,731	174,212
Soho China, Ltd.	106,846	91,895
Total Financials		1,107,819
Industrials—42.0%
Anhui Conch Cement Co., Ltd. Class H	143,571	460,973
China Communications Construction Co., Ltd. Class H	569,954	449,781
China National Building Material Co., Ltd. Class H	331,943	318,882
China Railway Construction Corp., Ltd. Class H	487,734	515,711
China Railway Group, Ltd. Class H	889,166	486,137
CSR Corp., Ltd. Class H	636,907	444,307
Jiangsu Expressway Co., Ltd. Class H	255,153	301,045
Shanghai Electric Group Co., Ltd. Class H	957,011	340,593
Weichai Power Co., Ltd. Class H	104,821	409,544
Zoomlion Heavy Industry Science and
Technology Co., Ltd. Class H	443,751	384,520
Total Industrials		4,111,493

Investments	Shares	Value

Oil & Gas—11.9%
China Gas Holdings, Ltd.	129,679	$141,298
China Longyuan Power Group Corp. Class H	467,386	485,759
China Oilfield Services, Ltd. Class H	214,879	538,642
Total Oil & Gas		1,165,699
Technology—2.5%
China Communications Services Corp., Ltd. Class H	418,223	244,296
Telecommunications—9.4%
China Telecom Corp., Ltd. Class H	974,027	484,806
China Unicom Hong Kong, Ltd.	277,900	433,594
Total Telecommunications		918,400
Utilities—11.7%
Datang International Power Generation Co., Ltd. Class H	1,030,169	454,302
ENN Energy Holdings, Ltd.	47,869	266,037
Huaneng Power International, Inc. Class H	429,873	429,033
Total Utilities		1,149,372
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $11,418,161)		9,753,688
Other Assets in Excess of Liabilities—0.4%		36,740
Net Assets—100.0%		$9,790,428
* Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 37

Schedule of Investments (Consolidated)†

EGShares Consumer Goods GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—95.1%
Brazil—16.8%
BRF—SA ADR	3,095	$75,920
Cia de Bebidas das Americas Preference Shares ADR	3,115	119,460
Total Brazil		195,380
Cayman Islands—3.9%
China Mengniu Dairy Co., Ltd.	10,222	45,803
China—10.7%
Belle International Holdings, Ltd.	24,645	35,783
China Agri-Industries Holdings, Ltd.	8,456	3,991
Dongfeng Motor Group Co., Ltd. Class H	16,172	24,565
Great Wall Motor Co., Ltd. Class H	7,563	41,008
Guangzhou Automobile Group Co., Ltd. Class H	17,599	19,085
Total China		124,432
Colombia—3.0%
Grupo Nutresa SA	2,451	34,998
India—16.0%
Bajaj Auto, Ltd.	684	21,714
Hero MotoCorp, Ltd.	667	21,407
Hindustan Unilever, Ltd.	8,249	82,675
ITC, Ltd.	11,128	60,506
Total India		186,302
Indonesia—10.4%
PT Astra International Tbk	105,405	58,710
PT Gudang Garam Tbk	4,320	13,057
PT Indofood Sukses Makmur Tbk	43,211	26,307
PT Unilever Indonesia Tbk	8,943	23,284
Total Indonesia		121,358
Malaysia—8.3%
British American Tobacco Malaysia Bhd	1,100	21,666
IOI Corp. Bhd	22,800	37,493
Kuala Lumpur Kepong Bhd	3,600	24,961
PPB Group Bhd	2,700	11,779
Total Malaysia		95,899

Investments		Shares	Value

Mexico—21.6%
Arca Continental, SAB de CV		5,731	$35,482
Coca-Cola Femsa SAB de CV ADR		262	33,007
Fomento Economico Mexicano SAB de CV ADR		934	90,682
Grupo Bimbo SAB de CV Series A		17,831	54,778
Kimberly-Clark de Mexico, SAB de CV Class A		12,709	36,948
Total Mexico			250,897
South Africa—3.2%
Tiger Brands, Ltd.		1,240	36,855
Thailand—1.2%
Charoen Pokphand Foods Public Co., Ltd.		18,600	14,271
TOTAL INVESTMENTS IN SECURITIES—95.1%
(Cost: $1,076,549)			1,106,195
Other Assets in Excess of Liabilities—4.9%			57,221
Net Assets—100.0%			$1,163,416
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Automobiles & Parts	$186,489	16.0%
Beverages	278,631	23.9
Food Producers	367,156	31.6
Personal Goods	178,690	15.4
Tobacco	95,229	8.2
Total Investments	1,106,195	95.1
Other Assets in Excess of Liabilities	57,221	4.9
Net Assets	$1,163,416	100.0%

The accompanying notes are an integral part of these financial statements.

38 EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Consumer Services GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—95.4%
Brazil—3.8%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	1,805	$83,066
Chile—7.3%
Latam Airlines Group SA ADR	4,263	64,286
S.A.C.I. Falabella	10,259	98,186
Total Chile		162,472
China—11.5%
Air China, Ltd. Class H	39,839	26,970
China Resources Enterprise, Ltd.	19,310	61,377
Ctrip.com International, Ltd. ADR*	1,898	110,900
New Oriental Education & Technology Group, Ltd. ADR	2,166	53,933
Total China		253,180
Colombia—2.8%
Almacenes Exito SA	3,579	61,243
Malaysia—6.5%
Genting Bhd	27,200	86,787
Genting Malaysia Bhd	43,400	56,189
Total Malaysia		142,976
Mexico—13.2%
Grupo Elektra, SAB de CV	750	24,109
Grupo Televisa SAB ADR	4,643	129,772
TV Azteca SAB de CV Series CPO	27,161	15,145
Wal-Mart de Mexico SAB de CV Series V	47,374	123,296
Total Mexico		292,322
Philippines—3.5%
SM Investments Corp.	4,300	77,033
Russia—8.7%
Magnit OJSC GDR	2,570	158,698
X5 Retail Group NV GDR*	1,977	32,739
Total Russia		191,437

Investments	Shares	Value

South Africa—32.6%
Foschini Group, Ltd. (The)	3,983	$41,184
Massmart Holdings, Ltd.	2,084	34,814
Mr. Price Group, Ltd.	3,785	52,297
Naspers, Ltd. N Shares	2,812	259,423
Pick n Pay Stores, Ltd.	7,356	30,414
Shoprite Holdings, Ltd.	4,597	75,553
Steinhoff International Holdings, Ltd.	26,910	95,594
Truworths International, Ltd.	7,246	64,801
Woolworths Holdings, Ltd.	8,938	65,891
Total South Africa		719,971
Thailand—2.9%
CP ALL PCL	57,600	64,911
Turkey—2.6%
BIM Birlesik Magazalar AS	2,788	57,335
TOTAL INVESTMENTS IN SECURITIES—95.4%
(Cost: $2,013,583)		2,105,946
Other Assets in Excess of Liabilities—4.6%		101,017
Net Assets—100.0%		$2,206,963
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Food & Drug Retailers	$563,958	25.6%
General Industrials	61,378	2.8
General Retailers	635,545	28.8
Household Goods & Home Construction	95,594	4.3
Media	404,340	18.3
Travel & Leisure	345,131	15.6
Total Investments	2,105,946	95.4
Other Assets in Excess of Liabilities	101,017	4.6
Net Assets	$2,206,963	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 39

Schedule of Investments

EGShares EM Dividend High Income ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.1%
Brazil—22.0%
AES Tiete SA	4,398	$43,347
Banco do Brasil SA	4,156	48,168
Cia de Transmissao de Energia Eletrica Paulista*	2,712	42,044
Cia Energetica de Minas Gerais	4,800	40,193
EDP—Energias do Brasil SA	8,676	46,770
Light SA	5,720	48,565
Oi SA	24,934	47,604
Telefonica Brasil SA	1,818	40,386
Tractebel Energia SA	2,806	46,513
Vale SA	3,110	44,134
Total Brazil		447,724
Chile—2.1%
Administradora de Fondos de Pensiones Provida SA	6,922	42,220
China—18.9%
Anhui Expressway Co., Ltd. Class H	73,412	39,758
Bank of China, Ltd. Class H	94,914	43,325
Beijing Capital Land, Ltd. Class H	87,134	31,010
Bosideng International Holdings, Ltd.	152,148	36,687
China Shanshui Cement Group, Ltd	80,546	31,055
CITIC Pacific, Ltd.	26,248	34,049
Kingboard Laminates Holdings, Ltd.	95,626	39,458
Tianneng Power International, Ltd.	93,164	36,280
Yanzhou Coal Mining Co., Ltd. Class H	46,210	46,120
Zijin Mining Group Co., Ltd. Class H	192,176	46,092
Total China		383,834
Colombia—2.1%
Ecopetrol SA	19,034	43,733
Czech Republic—2.0%
CEZ AS	1,608	41,528
Egypt—2.4%
Telecom Egypt Co.	24,828	48,780
Hungary—1.6%
Magyar Telekom Telecommunications PLC	23,628	32,903
India—2.0%
Hexaware Technologies, Ltd.	20,000	41,067
Indonesia—1.6%
PT Harum Energy Tbk	141,227	32,929
Poland—2.3%
PGE SA	7,480	39,874
Powszechny Zaklad Ubezpieczen SA	50	6,793
Total Poland		46,667
Russia—2.0%
MMC Norilsk Nickel OJSC ADR	2,766	39,913

Investments	Shares	Value
South Africa—18.3%
African Bank Investments, Ltd.	24,800	$41,154
Capital Property Fund	32,344	34,003
Emira Property Fund	29,788	43,570
Fountainhead Property Trust	56,712	44,350
JD Group, Ltd.	12,414	38,610
Kumba Iron Ore, Ltd.	886	40,850
Lewis Group, Ltd.	6,372	41,364
SA Corporate Real Estate Fund	111,716	44,403
Vodacom Group, Ltd.	3,568	44,123
Total South Africa		372,427
Thailand—8.1%
Bangkok Expressway PCL-NVDR	35,826	39,514
Banpu PCL-NVDR	42,000	36,925
Delta Electronics Thailand PCL-NVDR	32,000	50,384
Thai Vegetable Oil PCL-NVDR	66,000	38,191
Total Thailand		165,014
Turkey—13.7%
Aksa Akrilik Kimya Sanayii AS	10,434	44,050
Aygaz AS	9,408	42,044
Ford Otomotiv Sanayi AS	3,370	46,314
Tofas Turk Otomobil Fabrikasi AS	6,200	37,699
Tupras-Turkiye Petrol Rafinerileri AS	1,700	35,885
Turk Telekomunikasyon AS	10,642	36,932
Turk Traktor ve Ziraat Makineleri AS	1,230	35,875
Total Turkey		278,799
TOTAL INVESTMENTS IN SECURITIES—99.1%
(Cost: $1,990,013)		2,017,538
Other Assets in Excess of Liabilities—0.9%		18,771
Net Assets—100.0%		$2,036,309
*	Non-income producing security
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Basic Materials	$370,471	18.2%
Consumer Goods	195,171	9.6
Consumer Services	79,975	4.0
Financials	378,996	18.6
Industrials	230,635	11.3
Oil & Gas	79,618	3.9
Technology	41,067	2.0
Telecommunications	250,727	12.3
Utilities	390,878	19.2
Total Investments	2,017,538	99.1
Other Assets in Excess of Liabilities	18,771	0.9
Net Assets	$2,036,309	100.0%

The accompanying notes are an integral part of these financial statements.

40 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Consumer ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.9%
Brazil—15.4%
BRF SA ADR	2,373,878	$58,231,227
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	653,099	30,055,616
Cia de Bebidas das Americas
Preference Shares ADR	2,464,342	94,507,516
Total Brazil		182,794,359
Chile—6.7%
Cencosud SA	4,933,019	21,958,832
Latam Airlines Group SA ADR	1,307,172	19,712,154
S.A.C.I. Falabella	4,022,179	38,495,288
Total Chile		80,166,274
China—17.0%
Belle International Holdings, Ltd.	21,197,826	30,777,937
China Mengniu Dairy Co., Ltd.	6,608,585	29,612,364
Ctrip.com International, Ltd. ADR*	587,387	34,321,022
Dongfeng Motor Group Co., Ltd. Class H	12,899,723	19,594,558
Hengan International Group Co., Ltd.	3,599,355	42,096,091
Want Want China Holdings, Ltd.	30,020,428	45,600,748
Total China		202,002,720
Colombia—1.7%
Grupo Nutresa SA	1,384,613	19,770,847
India—6.4%
Hindustan Unilever, Ltd.	3,232,194	32,394,220
ITC, Ltd.	7,939,461	43,168,957
Total India		75,563,177
Indonesia—3.9%
PT Astra International Tbk	82,385,345	45,888,210
Malaysia—6.2%
Genting Bhd	10,066,520	32,118,978
Genting Malaysia Bhd	15,180,980	19,654,467
IOI Corp. Bhd	13,656,020	22,456,287
Total Malaysia		74,229,732

Investments	Shares	Value

Mexico—16.5%
Fomento Economico Mexicano SAB de CV Series UBD	6,974,843	$67,291,240
Grupo Bimbo SAB de CV Series A	10,798,768	33,174,603
Grupo Televisa SAB Series CPO	7,956,349	44,182,631
Wal-Mart de Mexico SAB de CV Series V	20,079,002	52,257,647
Total Mexico		196,906,121
Russia—5.5%
Magnit OJSC GDR	1,059,791	65,442,094
South Africa—18.7%
Naspers, Ltd. N Shares	1,276,450	117,760,004
Shoprite Holdings, Ltd.	1,765,754	29,020,565
Steinhoff International Holdings, Ltd.*	8,401,840	29,846,308
Tiger Brands, Ltd.	879,600	26,143,054
Truworths International, Ltd.	2,280,704	20,396,310
Total South Africa		223,166,241
Thailand—1.9%
CP ALL PCL	20,346,700	22,929,066
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $1,140,841,053)	1,188,858,841
Other Assets in Excess of Liabilities—0.1%		1,520,533
Net Assets—100.0%		$1,190,379,374
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

		% of
Summary by Industry	Value	Net Assets
Consumer Goods	$640,554,167	53.8%
Consumer Services	548,304,674	46.1
Total Investments	1,188,858,841	99.9
Other Assets in Excess of Liabilities	1,520,533	0.1
Net Assets	$1,190,379,374	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 41

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Core ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.7%
Brazil—10.1%
Banco Bradesco SA Preference Shares ADR	3,107	$43,125
BRF SA ADR	1,855	45,503
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	1,074	49,425
Cia de Bebidas das Americas Preference Shares ADR	1,236	47,400
Cia Energética de Minas Gerais—ADR	4,482	38,725
Embraer SA ADR	1,688	54,809
Itau Unibanco Holding SA Preference Shares ADR	3,205	45,255
Petroleo Brasileiro SA ADR	3,122	48,360
Vale SA ADR	2,498	38,994
Total Brazil		411,596
Chile—5.5%
Cencosud SA	10,502	46,749
Empresa Nacional de Electricidad SA ADR	1,046	43,922
Enersis SA ADR	2,944	47,281
Latam Airlines Group SA ADR	2,600	39,208
S.A.C.I. Falabella	4,782	45,767
Total Chile		222,927
China—17.9%
AAC Technologies Holdings, Inc.	5,304	24,109
Baidu, Inc. ADR*	117	18,156
Bank of China, Ltd. Class H	47,812	21,825
China Communications Construction Co., Ltd. Class H	20,000	15,783
China Construction Bank Corp. Class H	26,980	20,769
China Everbright International, Ltd.	19,142	16,908
China Life Insurance Co., Ltd. Class H ADR	460	17,876
China Merchants Holdings International Co., Ltd.	6,335	23,036
China Mobile, Ltd. ADR	378	21,330
China Overseas Land & Investment, Ltd.	7,706	22,705
China Pacific Insurance Group Co., Ltd. Class H	6,290	22,548
China Resources Enterprise, Ltd.	6,252	19,872
China Resources Land, Ltd.	8,604	24,463
China Unicom Hong Kong, Ltd. ADR	1,148	17,702
CNOOC, Ltd.	8,140	16,563
Cosco Pacific, Ltd.	14,068	21,514
Country Garden Holdings Co., Ltd.	25,445	16,274
Ctrip.com International, Ltd. ADR*	336	19,633
Digital China Holdings, Ltd.	10,934	13,394
Dongfeng Motor Group Co., Ltd. Class H	15,862	24,094
GCL-Poly Energy Holdings, Ltd.*	98,174	28,357
Haier Electronics Group Co., Ltd.	9,535	18,467
Hanergy Solar Group, Ltd.*	143,271	25,864
Hengan International Group Co., Ltd.	1,552	18,151
Industrial and Commercial Bank of China, Ltd. Class H	31,078	21,680
Lenovo Group, Ltd.	22,030	23,038
Mindray Medical International, Ltd. ADR	566	22,012
NetEase, Inc. ADR	348	25,268
New Oriental Education & Technology Group, Ltd. ADR	743	18,501
Picc Property & Casualty Co., Ltd. Class H	17,327	23,504
Ping An Insurance Group Co. of China, Ltd. Class H	2,620	19,476
Semiconductor Manufacturing International Corp.*	241,820	16,215
Sinopharm Group Co. Class H	6,192	15,538
Spreadtrum Communications, Inc. ADR	566	17,240
Tencent Holdings, Ltd.	335	17,573
ZTE Corp. Class H*	12,210	25,254
Total China		734,692

Investments	Shares	Value

Colombia—1.3%
Grupo de Inversiones Suramericana SA	2,720	$54,391
Czech Republic—1.2%
CEZ AS	1,882	48,604
Hungary—1.4%
Richter Gedeon Nyrt	3,160	55,006
India—13.5%
Dr Reddy's Laboratories, Ltd.	1,295	49,255
Hindustan Unilever, Ltd.	5,092	51,034
Infosys, Ltd. ADR	896	43,107
ITC, Ltd.	7,432	40,410
Mahindra & Mahindra, Ltd.	2,434	32,170
NTPC, Ltd.	21,156	49,827
Reliance Industries, Ltd.	2,424	31,842
Sun Pharmaceutical Industries, Ltd.	5,672	53,753
Tata Consultancy Services, Ltd.	1,444	44,465
Tata Motors, Ltd. ADR	1,434	38,173
Titan Industries, Ltd.	8,468	31,394
Wipro, Ltd.	6,638	50,157
Zee Entertainment Enterprises, Ltd.	10,342	37,747
Total India		553,334
Indonesia—3.2%
PT Astra International Tbk	74,786	41,656
PT Telekomunikasi Indonesia Persero Tbk ADR	1,252	45,460
PT Unilever Indonesia Tbk	16,659	43,374
Total Indonesia		130,490
Malaysia—5.2%
Genting Bhd	17,000	54,241
Genting Malaysia Bhd	45,600	59,037
Sime Darby Bhd	16,800	48,964
Tenaga Nasional Bhd	17,600	48,758
Total Malaysia		211,000
Mexico—10.4%
Alfa, SAB Class A	16,239	43,547
America Movil SAB de CV Series L ADR	2,616	51,823
Cemex SAB de CV Series CPO*	39,720	44,325
Fomento Economico Mexicano SAB de CV ADR	518	50,293
Grupo Aeroportuario del Sureste SAB de CV Class B	3,985	43,375
Grupo Bimbo SAB de CV Series A	12,728	39,101
Grupo Televisa SAB ADR	2,068	57,801
Kimberly-Clark de Mexico SAB de CV Class A	18,462	53,673
Wal-Mart de Mexico SAB de CV Series V	16,194	42,147
Total Mexico		426,085
Philippines—3.5%
Ayala Land, Inc.	78,400	49,068
Jollibee Foods Corp.	12,110	46,866
SM Investments Corp.	2,690	48,190
Total Philippines		144,124
Poland—1.3%
Powszechny Zaklad Ubezpieczen SA	388	52,715
Russia—6.8%
Gazprom OAO ADR	5,448	47,997
LUKOIL OAO ADR	802	50,847
Magnit OJSC GDR	861	53,167
MMC Norilsk Nickel OJSC ADR	3,032	43,752
Sberbank of Russia ADR	3,918	47,212

The accompanying notes are an integral part of these financial statements.

42 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)† (concluded)

EGShares Emerging Markets Core ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

Russia (concluded)
Uralkali OJSC GDR	1,432	$37,232
Total Russia		280,207
South Africa—14.3%
AngloGold Ashanti, Ltd. ADR	976	12,961
Aspen Pharmacare Holdings, Ltd.*	1,798	46,943
Bidvest Group, Ltd.	1,306	32,664
FirstRand, Ltd.	12,456	41,463
Impala Platinum Holdings, Ltd.	3,485	42,895
Imperial Holdings, Ltd.	1,482	32,103
Life Healthcare Group Holdings, Ltd.	9,614	34,143
MTN Group, Ltd.	1,744	33,966
Naspers, Ltd. N Shares	395	36,441
Netcare, Ltd.	15,250	36,368
Remgro, Ltd.	1,832	35,316
Sanlam, Ltd.	6,978	32,492
Sasol, Ltd. ADR	772	36,894
Shoprite Holdings, Ltd.	1,706	28,038
Steinhoff International Holdings, Ltd.*	11,642	41,356
Tiger Brands, Ltd.	1,022	30,376
Woolworths Holdings, Ltd.	4,468	32,938
Total South Africa		587,357
Thailand—1.9%
Advanced Info Service PCL-NVDR	5,000	40,761
BEC World PCL-NVDR	21,000	38,099
Total Thailand		78,860

Investments	Shares	Value

Turkey—2.2%
Arcelik AS	8,462	$49,153
Haci OMER Sabanci Holding AS	8,510	41,060
Total Turkey		90,213
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $4,115,479)		4,081,601
Other Assets in Excess of Liabilities—0.3%		14,064
Net Assets—100.0%		$4,095,665
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Consumer Discretionary	$755,637	18.4%
Consumer Staples	658,713	16.1
Energy	232,503	5.7
Financials	653,218	15.9
Health Care	313,017	7.6
Industrials	387,998	9.5
Information Technology	372,196	9.1
Materials	220,159	5.4
Telecommunication Services	211,043	5.2
Utilities	277,117	6.8
Total Investments	4,081,601	99.7
Other Assets in Excess of Liabilities	14,064	0.3
Net Assets	$4,095,665	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 43

Schedule of Investments

EGShares Emerging Markets Dividend Growth ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Brazil—16.0%
Banco do Brasil SA	4,755	$55,111
CCR SA	6,217	48,791
Cia de Bebidas das Americas Preference Shares ADR	1,396	53,537
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,358	23,486
Cia Energética de Minas Gerais ADR	3,732	32,244
Itau Unibanco Holding SA Preference Shares ADR	3,812	53,826
Ultrapar Participacoes SA ADR	2,122	52,180
Total Brazil		319,175
Chile—2.7%
Empresa Nacional de Electricidad SA ADR	792	33,256
Sociedad Quimica y Minera de Chile SA ADR	650	19,858
Total Chile		53,114
China—21.0%
Bank of China, Ltd. Class H	124,826	56,979
China Construction Bank Corp. Class H	65,110	50,122
China Mobile, Ltd.	4,934	55,129
China Overseas Land & Investment, Ltd.	16,623	48,978
China Petroleum & Chemical Corp. Class H	70,684	55,325
China Shenhua Energy Co., Ltd. Class H	15,623	47,543
CNOOC, Ltd.	24,431	49,712
Industrial and Commercial Bank of China, Ltd. Class H	81,902	57,135
Total China		420,923
India—3.9%
ITC, Ltd.	9,479	51,540
Mahindra & Mahindra Ltd. GDR	2,084	27,404
Total India		78,944
Indonesia—8.9%
PT Astra International Tbk	91,311	50,860
PT Bank Rakyat Indonesia Persero Tbk	67,642	42,349
PT Gudang Garam Tbk	3,978	12,023
PT Perusahaan Gas Negara Persero Tbk	72,736	32,662
PT Semen Indonesia Persero Tbk	21,186	23,784
PT United Tractors Tbk	11,080	15,596
Total Indonesia		177,274
Malaysia—8.1%
Genting Malaysia Bhd	20,600	26,670
IOI Corp. Bhd	26,400	43,413
Kuala Lumpur Kepong Bhd	3,800	26,348
Sime Darby Bhd	16,600	48,382
YTL Corp. Bhd	38,200	18,048
Total Malaysia		162,861
Mexico—6.3%
America Movil SAB de CV Series L ADR	2,490	49,327
Grupo Aeroportuario del Sureste SAB de CV Class B	1,566	17,045
Industrias Penoles SAB de CV	900	26,288
Mexichem SAB de CV	7,800	33,816
Total Mexico		126,476

Investments	Shares	Value

Peru—0.6%
Cia de Minas Buenaventura SAA ADR	1,042	$12,202
Philippines—0.8%
Aboitiz Equity Ventures, Inc.	15,060	15,565
Russia—8.0%
Gazprom OAO ADR	5,835	51,406
LUKOIL OAO ADR	904	57,313
Rosneft OAO GDR	6,443	52,188
Total Russia		160,907
South Africa—17.7%
Gold Fields, Ltd.	5,324	24,383
MTN Group, Ltd.	2,830	55,117
Remgro, Ltd.	2,822	54,400
Sasol, Ltd.	1,168	55,585
Shoprite Holdings, Ltd.	2,868	47,136
Standard Bank Group, Ltd.	4,602	54,819
Tiger Brands, Ltd.	1,126	33,466
Truworths International, Ltd.	3,288	29,405
Total South Africa		354,311
Thailand—5.6%
Advanced Info Service PCL NVDR	5,798	47,266
Charoen Pokphand Foods PCL	20,730	15,905
PTT Exploration & Production PCL	9,400	49,134
Total Thailand		112,305
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $2,008,259)		1,994,057
Other Assets in Excess of Liabilities—0.4%		7,864
Net Assets—100.0%		$2,001,921
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
		% of
Summary by Industry	Value	Net Assets
Basic Materials	$164,090	8.2%
Consumer Goods	287,092	14.3
Consumer Services	103,211	5.2
Financials	419,319	21.0
Industrials	250,967	12.5
Oil & Gas	370,663	18.5
Telecommunications	206,839	10.3
Utilities	191,876	9.6
Total Investments	1,994,057	99.6
Other Assets in Excess of Liabilities	7,864	0.4
Net Assets	$2,001,921	100.0%

The accompanying notes are an integral part of these financial statements.

44 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Domestic Demand ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Brazil—11.7%
BRF SA ADR	5,288	$129,715
Cia de Bebidas das Americas Preference Shares ADR	3,818	146,420
Cia de Saneamento Basico do Estado de Sao Paulo ADR	432	4,303
Cia Energética de Minas Gerais ADR	401	3,464
Telefonica Brasil SA Preference Shares ADR	4,842	108,654
Total Brazil		392,556
Chile—0.9%
Enersis SA ADR	1,794	28,812
China—22.1%
BYD Co., Ltd. Class H*	19,528	87,125
China Longyuan Power Group Corp. Class H	44,119	45,853
China Telecom Corp., Ltd. Class H	271,380	135,075
Dongfeng Motor Group Co., Ltd. Class H	58,985	89,598
ENN Energy Holdings, Ltd.	4,778	26,554
Great Wall Motor Co., Ltd. Class H	23,528	127,574
Guangzhou Automobile Group Co., Ltd. Class H	45,797	49,664
Hengan International Group Co., Ltd.	4,265	49,881
Huaneng Power International, Inc. Class H	60,009	59,892
Sinopharm Group Co. Class H	6,501	16,313
Want Want China Holdings Ltd.	33,044	50,193
Total China		737,722
India—14.5%
Bajaj Auto, Ltd.	851	27,016
Bharti Airtel, Ltd.	7,435	37,843
Cipla, Ltd.	2,924	20,200
Dr Reddy's Laboratories, Ltd.	794	30,199
Hero MotoCorp, Ltd.	364	11,682
ITC, Ltd.	31,195	169,616
Mahindra & Mahindra, Ltd.	2,915	38,528
NTPC, Ltd.	8,268	19,473
Sun Pharmaceutical Industries, Ltd.	7,540	71,456
Tata Motors, Ltd. ADR	2,213	58,910
Total India		484,923
Indonesia—3.8%
PT Astra International Tbk	84,061	46,821
PT Kalbe Farma Tbk	122,171	12,449
PT Perusahaan Gas Negara Persero Tbk	75,489	33,898
PT Telekomunikasi Indonesia Persero Tbk ADR	948	34,422
Total Indonesia		127,590
Malaysia—2.7%
Genting Bhd*	16,600	52,965
Tenaga Nasional Bhd	13,500	37,400
Total Malaysia		90,365

Investments	Shares	Value

Mexico—21.0%
America Movil SAB de CV Series L ADR	6,305	$124,902
Arca Continental, SAB de CV	4,661	28,857
Coca-Cola Femsa SAB de CV ADR	389	49,006
Fomento Economico Mexicano SAB de CV ADR	1,099	106,702
Grupo Modelo, SAB de CV Series C	18,272	167,955
Grupo Televisa SAB ADR	3,871	108,194
Kimberly-Clark de Mexico, SAB de CV Class A	18,934	55,046
Wal-Mart de Mexico SAB de CV Series V	22,757	59,227
Total Mexico		699,889
Philippines—1.4%
Philippine Long Distance Telephone Co. ADR	704	47,759
Poland—0.3%
PGE SA	2,088	11,131
Russia—8.3%
Magnit OJSC GDR	1,616	99,788
Mobile TeleSystems ADR	4,573	101,795
Sistema JSFC GDR	2,851	74,098
Total Russia		275,681
South Africa—10.3%
Aspen Pharmacare Holdings, Ltd.*	1,413	36,892
MTN Group, Ltd.	7,819	152,282
Naspers, Ltd. N Shares	1,687	155,636
Total South Africa		344,810
Thailand—2.6%
Advanced Info Service PCL NVDR	8,700	70,924
Bangkok Dusit Medical Services PCL NVDR	3,700	14,904
Total Thailand		85,828
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $3,055,968)		3,327,066
Other Assets in Excess of Liabilities—0.4%		12,297
Net Assets—100.0%		$3,339,363
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Consumer Discretionary	$853,713	25.6%
Consumer Staples	1,112,406	33.3
Health Care	202,413	6.0
Telecommunication Services	887,754	26.6
Utilities	270,780	8.1
Total Investments	3,327,066	99.6
Other Assets in Excess of Liabilities	12,297	0.4
Net Assets	$3,339,363	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 45

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Metals & Mining ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—97.8%
Brazil—20.3%
Companhia Siderurgica Nacional SA ADR	64,992	$277,516
Gerdau SA Preference Shares ADR	57,438	428,487
Vale SA ADR	52,607	821,195
Total Brazil		1,527,198
Chile—1.9%
Capital SA	6,582	145,587
China—19.0%
Aluminum Corp. of China, Ltd. Class H*	395,113	146,732
China Coal Energy Co., Ltd. Class H	352,099	210,665
China Shenhua Energy Co., Ltd. Class H	168,168	511,759
Jiangxi Copper Co., Ltd. Class H	114,698	225,398
Yanzhou Coal Mining Co., Ltd. Class H	187,973	187,606
Zijin Mining Group Co., Ltd. Class H	617,148	148,017
Total China		1,430,177
India—8.7%
Coal India, Ltd.	46,877	220,476
Hindalco Industries, Ltd.	83,497	149,242
Jindal Steel & Power, Ltd.	31,899	119,994
Steel Authority of India, Ltd.	69,262	55,261
Tata Steel, Ltd.	24,973	108,321
Total India		653,294
Indonesia—1.1%
PT Bumi Resources Tbk*	2,132,080	83,773
Mexico—8.9%
Grupo Mexico SAB de CV Series B	143,052	425,882
Industrias Penoles SAB de CV	8,437	246,436
Total Mexico		672,318
Poland—4.2%
KGHM Polska Miedz SA	8,066	318,609

Investments	Shares	Value

Russia—11.3%
Evraz PLC*	58,224	$120,688
MMC Norilsk Nickel OJSC ADR	30,334	437,720
Novolipetsk Steel GDR	7,528	122,330
Severstal GDR	19,355	166,647
Total Russia		847,385
South Africa—19.5%
Anglo American Platinum, Ltd.*	5,462	236,738
AngloGold Ashanti, Ltd.	24,167	322,795
Gold Fields, Ltd.	51,815	237,303
Impala Platinum Holdings, Ltd.	33,542	412,853
Kumba Iron Ore, Ltd.	5,517	254,367
Total South Africa		1,464,056
Turkey—2.9%
Eregli Demir ve Celik Fabrikalari TAS	171,234	216,704
TOTAL INVESTMENTS IN SECURITIES—97.8%
(Cost: $13,766,996)		7,359,101
Other Assets in Excess of Liabilities—2.2%		167,434
Net Assets—100.0%		$7,526,535
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Industrial Metals & Mining	$3,965,921	52.7%
Mining	3,393,180	45.1
Total Investments	7,359,101	97.8
Other Assets in Excess of Liabilities	167,434	2.2
Net Assets	$7,526,535	100.0%

The accompanying notes are an integral part of these financial statements.

46 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Energy GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—98.3%
Brazil—6.5%
Petroleo Brasileiro SA ADR	32,577	$504,618
Chile—2.8%
Empresas Copec SA	15,452	220,041
China—22.3%
China Oilfield Services, Ltd. Class H	58,941	147,749
China Petroleum & Chemical Corp. Class H	425,355	332,928
CNOOC, Ltd.	311,304	633,434
Kunlun Energy Co., Ltd.	107,475	150,226
PetroChina Co., Ltd. Class H	433,397	478,376
Total China		1,742,713
Colombia—4.3%
Ecopetrol SA ADR	7,371	339,066
Hungary—1.7%
MOL Hungarian Oil and Gas PLC	1,837	132,964
India—11.1%
Bharat Petroleum Corp., Ltd.	11,140	58,943
Cairn India, Ltd.	20,976	106,832
GAIL India, Ltd.	13,931	72,943
Indian Oil Corp., Ltd.	21,487	71,337
Oil & Natural Gas Corp., Ltd.	60,591	259,233
Reliance Industries, Ltd. GDR 144A	11,175	293,791
Total India		863,079
Malaysia—1.4%
Petronas Dagangan BHD	12,300	109,434
Poland—3.9%
Polski Koncern Naftowy Orlen SA	11,326	160,193
Polskie Gornictwo Naftowe i Gazownictwo SA	73,501	144,341
Total Poland		304,534
Russia—33.9%
Gazprom Neft JSC ADR	720	$15,804
Gazprom OAO ADR	103,927	915,597
LUKOIL OAO ADR	9,485	601,349
NovaTek OAO GDR	2,522	333,408
Rosneft Oil Co. OJSC GDR	31,747	257,151
Surgutneftegas ADR	28,314	243,076
Tatneft ADR	7,060	276,399
Total Russia		2,642,784

Investments	Shares	Value

South Africa—4.4%
Sasol, Ltd.	7,247	$344,882
Thailand—4.6%
PTT Exploration & Production PCL	26,465	138,332
PTT PCL	14,789	149,403
Thai Oil PCL	38,186	70,500
Total Thailand		358,235
Turkey—1.4%
Tupras-Turkiye Petrol Rafinerileri AS	4,997	105,481
TOTAL INVESTMENTS IN SECURITIES—98.3%
(Cost: $9,578,863)		7,667,831
Other Assets in Excess of Liabilities—1.7%		133,758
Net Assets—100.0%		$7,801,589

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.

ADR	American Depositary Receipts

GDR	Global Depositary Receipts

144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

Summary by Sector	Value	% of Net Assets
Oil & Gas Producers	$7,520,082	96.4%
Oil Equipment, Services & Distribution	147,749	1.9
Total Investments	7,667,831	98.3
Other Assets in Excess of Liabilities	133,758	1.7
Net Assets	$7,801,589	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 47

Schedule of Investments (Consolidated)†

EGShares Financials GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.5%
Brazil—13.8%
Banco Bradesco SA Preference Shares ADR	16,240	$225,411
Banco Santander Brasil SA ADR	6,455	44,862
Itau Unibanco Holding SA Preference Shares ADR	19,830	280,000
Total Brazil		550,273
China—43.9%
Agricultural Bank of China, Ltd. Class H	237,644	109,397
Bank of China, Ltd. Class H	524,227	239,294
Bank of Communications Co., Ltd. Class H	75,580	55,551
China Citic Bank Corp., Ltd. Class H	89,968	46,636
China Construction Bank Corp. Class H	560,240	431,279
China Life Insurance Co., Ltd. Class H	63,792	165,338
China Merchants Bank Co., Ltd. Class H	43,906	79,828
China Overseas Land & Investment, Ltd.	37,068	109,218
Industrial and Commercial Bank of China, Ltd. Class H	558,445	389,572
Ping An Insurance Group Co. of China, Ltd. Class H	17,260	128,307
Total China		1,754,420
India—9.5%
HDFC Bank, Ltd. ADR	3,480	107,114
Housing Development Finance Corp., Ltd.	13,038	159,161
ICICI Bank, Ltd. ADR	2,468	75,225
State Bank of India GDR	748	38,896
Total India		380,396
Indonesia—2.9%
PT Bank Central Asia Tbk	133,117	114,954
Malaysia—3.4%
CIMB Group Holdings BHD	26,200	60,446
Malayan Banking BHD	25,600	77,283
Total Malaysia		137,729
Mexico—2.8%
Grupo Financiero Banorte SAB de CV Class O	17,834	110,496
Poland—2.2%
Powszechna Kasa Oszczednosci Bank Polski SA	7,421	88,201

Investments	Shares	Value

Russia—7.8%
Sberbank of Russia ADR	20,602	$248,254
VTB Bank OJSC GDR	24,637	65,042
Total Russia		313,296
South Africa—9.1%
Barclays Africa Group, Ltd.	3,167	46,386
FirstRand, Ltd.	26,844	89,358
Sanlam, Ltd.	18,575	86,491
Standard Bank Group, Ltd.	11,889	141,622
Total South Africa		363,857
Turkey—4.1%
Akbank TAS	20,427	75,131
Turkiye Garanti Bankasi AS	22,081	86,890
Total Turkey		162,021
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $4,443,597)		3,975,643
Other Assets in Excess of Liabilities—0.5%		19,175
Net Assets—100.0%		$3,994,818
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Banks	$3,327,128	83.3%
Financial Services	159,161	4.0
Life Insurance	380,136	9.5
Real Estate Investment & Services	109,218	2.7
Total Investments	3,975,643	99.5
Other Assets in Excess of Liabilities	19,175	0.5
Net Assets	$3,994,818	100.0%

The accompanying notes are an integral part of these financial statements.

48 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares GEMS Composite ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.0%
Brazil—15.4%
Banco Bradesco SA Preference Shares ADR	18,142	$251,811
BRF SA ADR	6,202	152,135
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR	1,203	55,362
Cia de Bebidas das Americas Preference Shares ADR	6,482	248,585
Cia de Saneamento Basico do Estado de Sao Paulo ADR	2,565	25,547
Cia Energética de Minas Gerais—CEMIG ADR	2,899	25,047
Cia Siderurgica Nacional SA ADR	7,405	31,619
Embraer SA ADR	1,332	43,250
Gerdau SA Preference Shares ADR	5,624	41,955
Itau Unibanco Holding SA Preference Shares ADR	21,652	305,726
Petroleo Brasileiro SA ADR	14,114	218,626
Telefonica Brasil SA Preference Shares ADR	2,337	52,442
Ultrapar Participacoes SA ADR	4,152	102,098
Vale SA ADR	11,125	173,661
Total Brazil		1,727,864
Chile—1.7%
Cencosud SA	9,074	40,392
Empresa Nacional de Electricidad SA ADR	1,140	47,869
Enersis SA ADR	2,011	32,297
S.A.C.I. Falabella	7,745	74,125
Total Chile		194,683
China—30.4%
Baidu, Inc. ADR*	2,555	396,485
Bank of China, Ltd. Class H	548,155	250,217
China Communications Construction Co., Ltd. Class H	40,875	32,257
China Construction Bank Corp. Class H	689,067	530,451
China Life Insurance Co., Ltd. Class H	63,365	164,231
China Mobile, Ltd.	43,714	488,426
China Petroleum & Chemical Corp. Class H	215,367	168,569
China Shenhua Energy Co., Ltd. Class H	26,524	80,716
China Telecom Corp., Ltd. Class H	131,529	65,467
China Unicom Hong Kong, Ltd.	27,395	42,743
CNOOC, Ltd.	137,535	279,853
Dongfeng Motor Group Co., Ltd. Class H	21,567	32,760
Industrial and Commercial Bank of China, Ltd. Class H	691,284	482,240
Lenovo Group, Ltd.	39,249	41,045
Mindray Medical International, Ltd. ADR	953	37,062
NetEase.com, Inc. ADR	510	37,031
PetroChina Co., Ltd. Class H	177,515	195,938
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	16,218	15,915
SINA Corp.*	244	19,806
Sinopharm Group Co. Class H	768	1,927
Sohu.com, Inc.*	375	29,561
ZTE Corp. Class H*	1,288	2,664
Total China		3,395,364
Czech Republic—0.3%
CEZ AS	1,423	36,750
Hungary—0.2%
Richter Gedeon Nyrt	1,260	21,933

Investments	Shares	Value

India—10.4%
Bharti Airtel, Ltd.	6,203	$31,572
Cipla, Ltd.	1,630	11,261
Dr. Reddy's Laboratories, Ltd. ADR	479	18,101
HDFC Bank, Ltd. ADR	3,042	93,633
Hindustan Unilever, Ltd.	8,693	87,124
Housing Development Finance Corp., Ltd.	12,537	153,045
Infosys, Ltd. ADR	4,167	200,474
ITC, Ltd.	15,077	81,978
Mahindra & Mahindra, Ltd.	1,261	16,667
NTPC, Ltd.	3,187	7,506
Reliance Industries, Ltd. GDR 144A	6,250	164,312
Sun Pharmaceutical Industries, Ltd.	6,692	63,419
Tata Consultancy Services, Ltd.	3,960	121,941
Tata Motors, Ltd. ADR	2,680	71,342
Tata Motors, Ltd.	1,508	8,009
Wipro, Ltd. ADR	2,761	28,328
Total India		1,158,712
Indonesia—2.1%
PT Astra International Tbk	158,051	88,033
PT Perusahaan Gas Negara Persero Tbk	121,697	54,648
PT Telekomunikasi Indonesia Persero Tbk	367,005	66,555
PT United Tractors Tbk	15,260	21,480
Total Indonesia		230,716
Malaysia—2.1%
Genting Bhd	22,600	72,109
IOI Corp. Bhd	23,593	38,797
Sime Darby Bhd	22,500	65,578
Tenaga Nasional Bhd	21,200	58,732
Total Malaysia		235,216
Mexico—9.5%
America Movil SAB de CV Series L	444,409	438,206
Cemex SAB de CV Series CPO*	101,575	113,352
Fomento Economico Mexicano SAB de CV	14,570	140,567
Grupo Bimbo SAB de CV Series A	24,336	74,762
Grupo Mexico SAB de CV Series B	21,513	64,047
Grupo Televisa SAB Series CPO	19,229	106,781
Wal-Mart de Mexico SAB de CV Series V	49,906	129,886
Total Mexico		1,067,601
Poland—0.1%
Asseco Poland SA	640	9,977
Russia—13.3%
Federal Hydrogenerating Co. JSC ADR	4,280	6,720
Gazprom OAO ADR	49,338	434,668
LUKOIL OAO ADR	4,435	281,179
Magnit OJSC GDR	2,451	151,349
MMC Norilsk Nickel OJSC ADR	5,622	81,125
Mobile TeleSystems ADR	4,122	91,756
Rosneft Oil Co. OJSC GDR	7,283	58,992
Sberbank of Russia ADR	21,975	264,799
Surgutneftegas ADR	7,911	67,916
Uralkali OJSC GDR	2,117	55,042
Total Russia		1,493,546

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 49

Schedule of Investments (Consolidated)† (concluded)

EGShares GEMS Composite ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

South Africa—12.3%
AngloGold Ashanti, Ltd.	3,284	$43,864
Aspen Pharmacare Holdings, Ltd.*	3,030	79,109
Bidvest Group, Ltd.	2,178	54,473
Gold Fields, Ltd.	6,503	29,783
Impala Platinum Holdings, Ltd.	4,963	61,087
Imperial Holdings, Ltd.	1,816	39,338
Mediclinic International, Ltd.	3,452	25,479
MTN Group, Ltd.	13,527	263,450
Naspers, Ltd. N Shares	3,546	327,139
Netcare, Ltd.	12,112	28,885
Sasol, Ltd.	4,230	201,304
Shoprite Holdings, Ltd.	2,822	46,380
Standard Bank Group, Ltd.	11,415	135,976
Tiger Brands, Ltd.	1,289	38,311
Total South Africa		1,374,578
Thailand—1.2%
Advanced Info Service PCL NVDR	9,900	80,706
CP ALL PCL NVDR	23,700	26,708
Siam Cement PCL NVDR	1,800	24,514
Total Thailand		131,928
TOTAL INVESTMENTS IN SECURITIES—99.0%
(Cost: $12,597,199)		11,078,868
Other Assets in Excess of Liabilities—1.0%		107,512
Net Assets—100.0%		$11,186,380
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.

		% of
Summary by Industry	Value	Net Assets
Basic Materials	$662,900	5.9%
Consumer Goods	983,052	8.8
Consumer Services	1,030,232	9.2
Financials	2,632,130	23.5
Health Care	303,091	2.7
Industrials	490,259	4.4
Oil & Gas	2,071,357	18.5
Technology	887,311	7.9
Telecommunications	1,621,323	14.5
Utilities	397,213	3.6
Total Investments	11,078,868	99.0
Other Assets in Excess of Liabilities	107,512	1.0
Net Assets	$11,186,380	100.0%

The accompanying notes are an integral part of these financial statements.

50 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Health Care GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—92.4%
China—14.5%
CSPC Pharmaceutical Group, Ltd.	87,453	$46,686
Mindray Medical International, Ltd. ADR	8,588	333,987
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	183,768	180,329
Shanghai Pharmaceuticals Holding Co., Ltd. Class H	57,209	109,916
WuXi PharmaTech Cayman, Inc. ADR*	6,942	190,211
Total China		861,129
Hungary—4.8%
EGIS Pharmaceuticals PLC	504	63,533
Richter Gedeon Nyrt	12,810	222,984
Total Hungary		286,517
India—27.6%
Apollo Hospitals Enterprise, Ltd.	10,507	156,023
Aurobindo Pharma, Ltd.	16,323	52,759
Cipla, Ltd.	31,525	217,787
Divi's Laboratories, Ltd.	4,687	72,646
Dr. Reddy's Laboratories, Ltd. ADR	7,778	293,931
Glenmark Pharmaceuticals, Ltd.	12,608	106,928
Piramal Healthcare, Ltd.	8,182	77,474
Sun Pharmaceutical Industries, Ltd.	70,218	665,447
Total India		1,642,995
Indonesia—3.5%
PT Kalbe Farma Tbk	2,044,607	208,345
Malaysia—6.6%
IHH Healthcare Bhd*	255,000	324,666
Top Glove Corp. Bhd	35,700	68,892
Total Malaysia		393,558
Mexico—3.2%
Genomma Lab Internacional SAB de CV Class B*	82,831	188,141

Investments	Shares	Value

South Africa—28.8%
Adcock Ingram Holdings, Ltd.	15,006	$102,215
Aspen Pharmacare Holdings, Ltd.*	29,069	758,950
Life Healthcare Group Holdings, Ltd.	99,919	354,848
Mediclinic International, Ltd.	31,544	232,825
Netcare, Ltd.	110,532	263,596
Total South Africa		1,712,434
Thailand—3.4%
Bangkok Dusit Medical Services PCL	30,500	122,858
Bumrungrad Hospital PCL	29,500	77,334
Total Thailand		200,192
TOTAL INVESTMENTS IN SECURITIES—92.4%
(Cost: $4,824,317)		5,493,311
Other Assets in Excess of Liabilities—7.6%		449,480
Net Assets—100.0%		$5,942,791
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts

		% of
Summary by Sector	Value	Net Assets
Health Care Equipment & Services	$2,115,358	35.6%
Pharmaceuticals & Biotechnology	3,377,953	56.8
Total Investments	5,493,311	92.4
Other Assets in Excess of Liabilities	449,480	7.6
Net Assets	$5,942,791	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 51

Schedule of Investments (Consolidated)†

EGShares India Consumer ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.6%
Consumer Goods—76.3%
Apollo Tyres, Ltd.	42,886	$45,657
Bajaj Auto, Ltd.	5,820	184,761
Emami, Ltd.	9,216	71,396
Exide Industries, Ltd.	67,906	140,303
Gitanjali Gems, Ltd.*	8,100	7,206
GlaxoSmithKline Consumer Healthcare, Ltd.	3,153	218,431
Godrej Consumer Products, Ltd.	18,949	253,445
Hero MotoCorp, Ltd.	7,352	235,956
Hindustan Unilever, Ltd.	25,644	257,013
ITC, Ltd.	39,705	215,887
Marico, Ltd.	44,450	156,131
McLeod Russel India, Ltd.	10,419	41,756
Motherson Sumi Systems, Ltd.	56,380	207,085
MRF, Ltd.	449	95,997
Nestle India, Ltd.	2,541	211,850
Tata Global Beverages, Ltd.	67,040	154,041
Titan Industries, Ltd.	42,109	156,114
TTK Prestige, Ltd.	292	15,532
United Breweries, Ltd.	10,383	142,713
United Spirits, Ltd.	7,628	308,654
Videocon Industries, Ltd.*	13,951	40,178
Total Consumer Goods		3,160,106

Investments	Shares	Value

Consumer Services—12.5%
Dish TV India, Ltd.*	79,589	$64,200
Indian Hotels Co., Ltd.	77,714	59,522
Jubilant Foodworks, Ltd.*	4,985	92,068
Sun TV Network, Ltd.	10,801	67,837
TV18 Broadcast, Ltd.*	107,840	33,934
Zee Entertainment Enterprises, Ltd.	55,378	202,123
Total Consumer Services		519,684
Industrials—10.8%
Bharat Forge, Ltd.	19,984	79,977
Mahindra & Mahindra, Ltd.	13,100	173,142
Tata Motors, Ltd.	36,669	194,752
Total Industrials		447,871
TOTAL INVESTMENTS IN SECURITIES—99.6%
(Cost: $3,982,359)		4,127,661
Other Assets in Excess of Liabilities—0.4%		16,551
Net Assets—100.0%		$4,144,212

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.

*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

52 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Infrastructure ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—98.7%
Basic Materials—10.0%
NMDC, Ltd.	396,394	$760,433
Tata Steel, Ltd.	180,749	784,001
Total Basic Materials		1,544,434
Consumer Goods—4.5%
Aditya Birla Nuvo, Ltd.	35,054	695,537
Consumer Services—1.1%
Dish TV India, Ltd.*	210,438	169,749
Financials—2.7%
Housing Development & Infrastructure, Ltd.*	152,967	88,450
Indiabulls Real Estate, Ltd.	143,906	124,126
Unitech, Ltd.*	792,492	198,740
Total Financials		411,316
Industrials—37.6%
Adani Ports and Special Economic Zone, Ltd.	307,637	678,369
Ambuja Cements, Ltd.	256,199	747,051
Bharat Heavy Electricals, Ltd.	432,073	948,276
Century Textiles & Industries, Ltd.	37,924	146,050
Crompton Greaves, Ltd.	265,969	365,572
Havells India, Ltd.	27,791	282,261
IRB Infrastructure Developers, Ltd.	80,421	96,279
Jaiprakash Associates, Ltd.	833,741	464,780
Larsen & Toubro, Ltd.	57,381	722,934
Punj Lloyd, Ltd.*	128,828	47,226
Siemens, Ltd.	64,506	492,102
Sintex Industries, Ltd.	138,000	45,519
Tata Motors, Ltd.	141,255	750,216
Total Industrials		5,786,635

Investments	Shares	Value

Oil & Gas—5.0%
GAIL India, Ltd.	147,357	$771,562
Telecommunications—14.1%
Bharti Airtel, Ltd.	130,697	665,228
Idea Cellular, Ltd.	245,829	660,662
Reliance Communications, Ltd.	364,288	854,495
Total Telecommunications		2,180,385
Utilities—23.7%
National Hydroelectric Power Corp., Ltd.	1,132,576	353,676
NTPC, Ltd.	317,206	747,097
Power Grid Corp. of India, Ltd.	464,208	727,028
Reliance Infrastructure, Ltd.	86,903	514,297
Reliance Power, Ltd.*	500,610	539,352
Tata Power Co., Ltd.	587,770	761,881
Total Utilities		3,643,331
TOTAL INVESTMENTS IN SECURITIES—98.7%
(Cost: $16,173,684)		15,202,949
Other Assets in Excess of Liabilities—1.3%		193,492
Net Assets—100.0%		$15,396,441

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 53

Schedule of Investments (Consolidated)†

EGShares India Small Cap ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.8%
Basic Materials—6.7%
Nagarjuna Fertilizers & Chemicals, Ltd.*+§	582,385	$9,318
Orissa Minerals Development Co., Ltd.	2,364	68,724
Tata Chemicals, Ltd.	131,195	498,543
United Phosphorus, Ltd.	234,910	543,515
Total Basic Materials		1,120,100
Consumer Goods—22.5%
Aditya Birla Nuvo, Ltd.	41,919	831,751
Apollo Tyres, Ltd.	221,919	236,257
Arvind, Ltd.	129,278	160,759
Bombay Dyeing & Manufacturing Co., Ltd.	77,726	60,897
Delta Corp., Ltd.	60,224	58,776
Exide Industries, Ltd.	290,261	599,717
Gitanjali Gems, Ltd.*	23,914	21,276
Godrej Industries, Ltd.	60,754	260,270
McLeod Russel India, Ltd.	40,935	164,054
MRF, Ltd.	1,891	404,299
Raymond, Ltd.	29,204	106,497
Shree Renuka Sugars, Ltd.	338,624	103,310
Tata Global Beverages, Ltd.	294,811	677,399
TTK Prestige, Ltd.	2,092	111,273
Total Consumer Goods		3,796,535
Consumer Services—5.1%
Dish TV India, Ltd.*	352,830	284,608
Jet Airways India, Ltd.*	10,232	58,699
Jubilant Foodworks, Ltd.*	19,936	368,197
TV18 Broadcast, Ltd.*	473,687	149,056
Total Consumer Services		860,560
Financials—24.5%
Allahabad Bank	162,268	196,987
Anant Raj, Ltd.*	71,415	46,941
Andhra Bank	158,379	130,665
Federal Bank, Ltd.	103,614	471,025
Housing Development & Infrastructure, Ltd.*	203,428	117,628
IFCI, Ltd.*	439,505	152,691
Indiabulls Real Estate, Ltd.	142,181	122,638
Indian Overseas Bank	163,063	115,125
Jammu & Kashmir Bank, Ltd.(The)	15,484	281,621
Karnataka Bank, Ltd.	109,076	145,394
Mahindra & Mahindra Financial Services, Ltd.	204,597	842,016
Manappuram Finance, Ltd.	226,317	52,418
Multi Commodity Exchange of India, Ltd.	13,601	82,795
Oriental Bank of Commerce	85,909	198,632
Reliance Capital, Ltd.	85,264	429,350
SKS Microfinance, Ltd.*	41,867	85,767
Syndicate Bank	135,455	146,371
UCO Bank	166,909	154,498
Unitech, Ltd.*	1,001,060	251,045
Vijaya Bank, Ltd.	187,188	107,340
Total Financials		4,130,947

Investments	Shares	Value

Health Care—14.1%
Apollo Hospitals Enterprise, Ltd.	56,727	$842,365
Aurobindo Pharma, Ltd.	105,611	341,353
Biocon, Ltd.	46,513	250,898
Ipca Laboratories, Ltd.	51,244	585,575
Strides Arcolab, Ltd.	26,337	362,021
Total Health Care		2,382,212
Industrials—14.4%
Amara Raja Batteries, Ltd.	59,888	278,180
Ashok Leyland, Ltd.	1,201,997	290,875
Bharat Forge, Ltd.	88,229	353,099
Century Textiles & Industries, Ltd.	41,871	161,251
Crompton Greaves, Ltd.	257,514	353,951
Educomp Solutions, Ltd.*	38,158	11,306
India Cements, Ltd.	139,866	113,604
IRB Infrastructure Developers, Ltd.	97,425	116,636
IVRCL, Ltd.*	179,397	32,810
Jain Irrigation Systems, Ltd.	199,838	184,979
NCC, Ltd.	105,066	30,041
Pipavav Defence & Offshore Engineering Co., Ltd.*	211,080	175,830
Punj Lloyd, Ltd.*	173,907	63,752
Sintex Industries, Ltd.	144,516	47,668
Voltas, Ltd.	186,258	219,862
Total Industrials		2,433,844
Oil & Gas—2.9%
Aban Offshore, Ltd.	16,612	56,877
Hindustan Petroleum Corp., Ltd.	116,065	356,232
Suzlon Energy, Ltd.*	673,586	70,473
Total Oil & Gas		483,582
Technology—1.6%
Financial Technologies India, Ltd.	11,689	26,354
Hexaware Technologies, Ltd.	116,595	239,410
Total Technology		265,764
Telecommunications—0.3%
Mahanagar Telephone Nigam*	206,922	49,082
Utilities—7.7%
CESC, Ltd.	38,842	210,264
GMR Infrastructure, Ltd.	697,599	241,800
GVK Power & Infrastructure, Ltd.*	588,999	58,801
Indraprastha Gas, Ltd.	48,335	207,955
Jaiprakash Power Ventures, Ltd.*	222,687	54,422
JSW Energy, Ltd.	200,240	140,413
Lanco Infratech, Ltd.*	547,184	46,760
Petronet LNG, Ltd.	180,461	342,156
Total Utilities		1,302,571
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $24,357,122)		16,825,197
Other Assets in Excess of Liabilities—0.2%		28,772
Net Assets—100.0%		$16,853,969

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
+	Fair valued security.
§	Illiquid.

The accompanying notes are an integral part of these financial statements.

54 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Industrials GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.2%
Brazil—4.4%
Embraer SA ADR	3,759	$122,055
China—23.6%
Anhui Conch Cement Co., Ltd. Class H	33,412	107,278
Beijing Enterprises Holdings, Ltd.	11,751	84,854
China Communications Construction Co., Ltd. Class H	108,000	85,228
China Merchants Holdings International Co., Ltd.	28,491	103,602
China National Building Material Co., Ltd. Class H	71,041	68,246
China Railway Construction Corp., Ltd. Class H	44,583	47,140
China Railway Group, Ltd. Class H	98,892	54,068
Citic Pacific, Ltd.	26,212	34,002
Weichai Power Co., Ltd. Class H	12,221	47,748
Zoomlion Heavy Industry Science And Technology Co., Ltd. Class H	35,048	30,370
Total China		662,536
Colombia—3.7%
Grupo Argos SA	8,771	103,708
India—14.1%
Adani Enterprises, Ltd.	3,811	8,568
Ambuja Cements, Ltd.	15,448	45,045
Bharat Heavy Electricals, Ltd.	14,535	31,900
Larsen & Toubro, Ltd.	5,808	73,174
Mahindra & Mahindra, Ltd.	8,193	108,287
Tata Motors, Ltd. ADR	4,867	129,559
Total India		396,533
Indonesia—7.3%
PT Indocement Tunggal Prakarsa Tbk	46,238	71,872
PT Semen Indonesia Persero Tbk	76,213	85,559
PT United Tractors Tbk	33,454	47,090
Total Indonesia		204,521
Malaysia—6.5%
Sime Darby Bhd	62,200	181,285
Mexico—20.4%
Alfa, SAB Class A	74,072	198,632
Cemex SAB de CV ADR*	28,284	316,215
Grupo Carso SAB de CV Series A1	11,073	58,781
Total Mexico		573,628

Investments	Shares	Value

Philippines—5.0%
Aboitiz Equity Ventures, Inc.	61,190	$63,242
Ayala Corp.	5,620	78,027
Total Philippines		141,269
South Africa—10.5%
Bidvest Group, Ltd.	6,986	174,724
Imperial Holdings, Ltd.	5,582	120,917
Total South Africa		295,641
Thailand—3.7%
Siam Cement PCL	7,600	103,504
TOTAL INVESTMENTS IN SECURITIES—99.2%
(Cost: $2,984,394)		2,784,680
Other Assets in Excess of Liabilities—0.8%		23,302
Net Assets—100.0%		$2,807,982
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts

		% of
Summary by Sector	Value	Net Assets
Aerospace & Defense	$122,055	4.3%
Construction & Materials	1,161,037	41.4
General Industrials	873,547	31.1
Industrial Engineering	394,955	14.1
Industrial Transportation	224,518	8.0
Support Services	8,568	0.3
Total Investments	2,784,680	99.2
Other Assets in Excess of Liabilities	23,302	0.8
Net Assets	$2,807,982	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 55

Schedule of Investments (Consolidated)†

EGShares Low Volatility Emerging Markets Dividend ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—100.6%
China—4.0%
Nam Tai Electronics, Inc.	513,766	$3,991,962
India—9.2%
Coal India, Ltd.	618,283	2,907,969
National Hydroelectric Power Corp., Ltd.	9,387,101	2,931,360
Oil India Ltd.	468,999	3,276,738
Total India		9,116,067
Indonesia—2.9%
PT Bank Bukopin Tbk	52,030,586	2,875,611
Malaysia—6.6%
DiGi.Com Bhd	2,047,100	3,052,280
Maxis Bhd	1,611,100	3,459,948
Total Malaysia		6,512,228
Mexico—5.9%
Fibra Uno Administracion SA de CV	837,860	2,309,824
Grupo Aeroportuario del Pacifico SAB de CV ADR	68,770	3,517,586
Total Mexico		5,827,410
Philippines—6.6%
Aboitiz Power Corp.	3,672,700	2,657,098
Globe Telecom, Inc.	105,185	3,865,319
Total Philippines		6,522,417
Poland—3.4%
Asseco Poland SA	216,994	3,382,646
Russia—9.1%
LUKOIL OAO ADR	43,849	2,780,027
Rosneft Oil Co. OJSC GDR	419,504	3,397,982
Uralkali OJSC GDR	108,399	2,818,374
Total Russia		8,996,383
South Africa—21.7%
Capital Property Fund	4,056,348	4,264,430
Growthpoint Properties, Ltd.	1,468,503	3,596,929
Lewis Group, Ltd.	860,924	5,588,788
Reunert, Ltd.	505,572	3,650,216
Vodacom Group, Ltd.	347,181	4,293,298
Total South Africa		21,393,661

Investments		Shares	Value

Thailand—15.1%
Banpu PCL NVDR		4,249,000	$3,735,534
BTS Group Holdings PCL NVDR		9,658,500	2,701,786
Cal-Comp Electronics PCL NVDR		34,827,300	3,384,750
Glow Energy PCL NVDR		1,217,614	2,539,940
Tisco Financial Group PCL NVDR		2,106,700	2,542,453
Total Thailand			14,904,463
Turkey—16.1%
Aksa Akrilik Kimya Sanayii AS		710,568	2,999,852
Aygaz AS		1,073,048	4,795,390
Konya Cimento Sanayii AS		25,960	3,221,178
Tekfen Holding AS		1,000,968	2,261,376
Turk Traktor ve Ziraat Makineleri AS		89,917	2,622,588
Total Turkey			15,900,384
TOTAL INVESTMENTS IN SECURITIES—100.6%
(Cost: $102,978,500)			99,423,232
Liabilities in Excess of Other Assets—(0.6)%			(637,414)
Net Assets—100.0%			$98,785,818
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
NVDR	Non-Voting Depositary Receipts
			% of
Summary by Industry		Value	Net Assets
Basic Materials	$	12,461,729	12.6%
Consumer Services		5,588,788	5.7
Financials		20,552,409	20.8
Industrials		20,388,280	20.6
Oil & Gas		9,454,747	9.6
Technology		3,382,646	3.4
Telecommunications		14,670,845	14.8
Utilities		12,923,788	13.1
Total Investments		99,423,232	100.6
Liabilities in Excess of Other Assets		(637,414)	(0.6)
Net Assets	$	98,785,818	100.0%

The accompanying notes are an integral part of these financial statements.

56 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Technology GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—99.5%
Chile—2.1%
Sonda SA	34,212	$91,008
China—55.0%
AsiaInfo-Linkage, Inc.*	6,187	71,398
Baidu, Inc. ADR*	2,993	464,454
China Communications Services Corp., Ltd. Class H	166,762	97,410
Comba Telecom Systems Holdings, Ltd.*	175,499	58,159
Lenovo Group, Ltd.	179,181	187,380
NetEase, Inc. ADR	2,592	188,205
Pactera Technology International, Ltd. ADR*	9,103	53,617
SINA Corp.*	2,670	216,724
Sohu.com, Inc.*	1,781	140,396
Spreadtrum Communications, Inc. ADR	4,142	126,165
TCL Communication Technology Holdings, Ltd.	111,982	72,199
Tencent Holdings, Ltd.	9,344	490,144
Travelsky Technology, Ltd. Class H	114,409	91,909
ZTE Corp. Class H*	53,382	110,410
Total China		2,368,570
India—25.5%
Financial Technologies India, Ltd.	3,529	7,956
Hexaware Technologies, Ltd.	33,703	69,204
Infosys, Ltd. ADR	6,675	321,134
Mphasis, Ltd.	9,669	67,763
Oracle Financial Services Software, Ltd.*	1,528	75,025
Tata Consultancy Services, Ltd.	8,972	276,275
Tech Mahindra, Ltd.	4,128	88,076
Wipro, Ltd. ADR	18,594	190,774
Total India		1,096,207
Indonesia—2.0%
PT Tower Bersama Infrastructure Tbk	174,302	88,054

Investments	Shares	Value

Netherlands—2.7%
Yandex NV Class A*	3,161	$115,124
Poland—2.3%
Asseco Poland SA	6,217	96,915
Russia—4.0%
Mail.ru Group, Ltd. GDR	4,555	174,001
South Africa—2.0%
DataTec, Ltd.	14,750	87,192
Thailand—2.7%
Shin Corp. PCL	10,500	27,693
Shin Corp. PCL—Foreign	32,825	86,575
Total Thailand		114,268
Turkey—1.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	12,018	52,163
TOTAL INVESTMENTS IN SECURITIES—99.5%
(Cost: $3,791,112)		4,283,502
Other Assets in Excess of Liabilities—0.5%		20,624
Net Assets—100.0%		$4,304,126
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Software & Computer Services	$3,377,293	78.5%
Technology Hardware & Equipment	906,209	21.0
Total Investments	4,283,502	99.5
Other Assets in Excess of Liabilities	20,624	0.5
Net Assets	$4,304,126	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 57

Schedule of Investments (Consolidated)†

EGShares Telecom GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—94.4%
Brazil—7.6%
Oi SA ADR	31,947	$58,782
Telefonica Brasil SA Preference Shares ADR	6,053	135,829
Tim Participacoes SA ADR	4,572	107,762
Total Brazil		302,373
Chile—1.6%
Empresa Nacional De Telecom	3,994	64,724
China—17.9%
China Mobile, Ltd.	37,833	422,716
China Telecom Corp., Ltd. Class H	292,673	145,673
China Unicom Hong Kong, Ltd. ADR	9,237	142,435
Total China		710,824
Czech Republic—1.5%
Telefonica Czech Republic SA*	3,641	57,741
India—5.2%
Bharti Airtel, Ltd.	24,365	124,014
Reliance Communications, Ltd.	34,508	80,944
Total India		204,958
Indonesia—4.1%
PT Telekomunikasi Indonesia Persero Tbk ADR	4,513	163,867
Malaysia—11.3%
Axiata Group Bhd	66,700	140,787
DiGi.Com Bhd	69,800	104,074
Maxis Bhd	56,900	122,197
Telekom Malaysia Bhd	50,800	81,667
Total Malaysia		448,725
Mexico—9.4%
America Movil SAB de CV Series L ADR	18,730	371,041
Morocco—1.6%
Maroc Telecom	5,618	64,443
Philippines—3.2%
Philippine Long Distance Telephone Co. ADR	1,854	125,775
Poland—1.6%
Telekomunikacja Polska SA	23,241	61,797

Investments	Shares	Value

Russia—7.4%
Mobile TeleSystems ADR	9,133	$203,301
VimpelCom, Ltd. ADR	7,615	89,476
Total Russia		292,777
South Africa—11.2%
MTN Group, Ltd.	15,154	295,137
Telkom South Africa, Ltd.*	18,312	44,453
Vodacom Group, Ltd.	8,524	105,409
Total South Africa		444,999
Thailand—6.3%
Advanced Info Service PCL	21,500	175,272
Total Access Communication NVDR	22,100	74,891
Total Thailand		250,163
Turkey—4.5%
Turk Telekomunikasyon AS	18,269	63,400
Turkcell Iletisim Hizmetleri AS ADR*	7,784	114,814
Total Turkey		178,214
TOTAL INVESTMENTS IN SECURITIES—94.4%
(Cost: $3,834,624)		3,742,421
Other Assets in Excess of Liabilities—5.6%		223,000
Net Assets—100.0%		$3,965,421
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
NVDR	Non-Voting Depositary Receipts
		% of
Summary by Sector	Value	Net Assets
Fixed Line Telecommunications	$877,933	22.2%
Mobile Telecommunications	2,864,488	72.2
Total Investments	3,742,421	94.4
Other Assets in Excess of Liabilities	223,000	5.6
Net Assets	$3,965,421	100.0%

The accompanying notes are an integral part of these financial statements.

58 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Utilities GEMS ETF

September 30, 2013 (Unaudited)

Investments	Shares	Value

COMMON STOCKS—97.8%
Brazil—25.2%
Centrais Eletricas Brasileiras SA ADR	18,613	$52,302
Cia de Saneamento Basico do Estado de Sao Paulo ADR	9,336	92,986
Cia Energética de Minas Gerais ADR	13,890	120,010
Cia Paranaense de Energia-Copel Preference Shares ADR	3,135	43,765
CPFL Energia SA ADR	3,227	55,666
Ultrapar Participacoes SA ADR	9,452	232,425
Total Brazil		597,154
Chile—12.4%
Colbun SA	221,167	57,269
Empresa Nacional de Electricidad SA ADR	2,383	100,062
Enersis SA ADR	8,434	135,450
Total Chile		292,781
China—14.4%
China Resources Power Holdings Co., Ltd.	46,812	111,308
Datang International Power Generation Co., Ltd. Class H	128,094	56,489
Guangdong Investment, Ltd.	89,207	76,610
Huaneng Power International, Inc. ADR	2,398	96,040
Total China		340,447
Colombia—2.6%
Interconexion Electrica SA ESP	12,538	62,154
Czech Republic—4.2%
CEZ AS	3,830	98,913
India—10.3%
NTPC, Ltd.	34,978	82,382
Petronet LNG, Ltd.	5,706	10,818
Power Grid Corp. of India, Ltd.	37,125	58,144
Reliance Infrastructure, Ltd.	3,828	22,654
Rural Electrification Corp., Ltd.	10,859	32,618
Tata Power Co., Ltd.	29,348	38,041
Total India		244,657

Investments		Shares	Value

Indonesia—5.2%
PT Perusahaan Gas Negara Persero Tbk		274,927	$123,456
Malaysia—9.8%
Tenaga Nasional Bhd		54,600	151,262
YTL Corp. Bhd		108,740	51,376
YTL Power International Bhd		52,500	28,670
Total Malaysia			231,308
Philippines—4.2%
Aboitiz Power Corp.		56,800	41,093
Manila Electric Co.		8,870	58,264
Total Philippines			99,357
Poland—7.0%
PGE SA		20,588	109,750
Tauron Polska Energia SA		36,534	56,062
Total Poland			165,812
Russia—2.5%
Federal Hydrogenerating Co. JSC ADR		37,770	59,299
TOTAL INVESTMENTS IN SECURITIES—97.8%
(Cost: $2,695,321)			2,315,338
Other Assets in Excess of Liabilities—2.2%			52,179
Net Assets—100.0%			$2,367,517
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts

Summary by Sector	Value	% of Net Assets
Electricity	$1,698,997	71.8%
Gas, Water & Multiutilities	616,341	26.0
Total Investments	2,315,338	97.8
Other Assets in Excess of Liabilities	52,179	2.2
Net Assets	$2,367,517	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 59

Statements of Assets and Liabilities

EGA Emerging Global Shares Trust

September 30, 2013 (Unaudited)

	EGShares Basic Materials	EGShares	EGShares	EGShares	EGShares Consumer Goods
	GEMS ETF	Beyond	Brazil	China	GEMS ETF
	(Consolidated)	BRICs ETF	Infrastructure ETF	Infrastructure ETF	(Consolidated)
ASSETS:
Cost of Investments:	$4,346,909	$10,879,776	$58,433,753	$11,418,161	$1,076,549
Investments at value	2,966,030	10,888,793	59,493,540	9,753,688	1,106,195
Cash	72,630	—	50,658	57,425	50,983
Foreign cash*	6,994	—	48,678	3,365	5,321
Restricted cash†	—	—	—	—	—
Receivables:
Capital shares sold	—	—	—	—	—
Dividends and interest	4,623	25,519	552,121	4,304	1,734
Spot foreign currency contracts	—	—	—	—	—
Investment securities sold	—	6,695,532	—	—	—
Total Assets	3,050,277	17,609,844	60,144,997	9,818,782	1,164,233
LIABILITIES:
Payables:
Accrued investment advisory fees	2,380	7,683	41,277	7,215	817
Capital shares payable	—	—	—	—	—
Due to custodian	—	133,776	—	—	—
Due to broker	—	—	—	—	—
Spot foreign currency contracts	—	—	—	—	—
Income payable	—	—	—	—	—
Investment securities purchased	—	6,468,730	—	21,139	—
Total Liabilities	2,380	6,610,189	41,277	28,354	817
NET ASSETS	$3,047,897	$10,999,655	$60,103,720	$9,790,428	$1,163,416
NET ASSETS:
Paid-in capital	$4,682,541	$11,237,554	$77,570,478	$14,266,112	$1,171,750
Undistributed (accumulated) net investment income (loss)	75,529	136,704	1,377,478	164,442	24,091
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(329,662)	(375,032)	(19,878,128)	(2,975,682)	(62,364)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(1,380,511)	429	1,033,892	(1,664,444)	29,939
NET ASSETS	$3,047,897	$10,999,655	$60,103,720	$9,790,428	$1,163,416
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	300,000	550,000	3,300,000	550,000	50,000
Net asset value per share	$10.16	$20.00	$18.21	$17.80	$23.27
* Cost of foreign cash:	$6,912	$6	$48,731	$3,341	$19,038

	EGShares Consumer Services	EGShares EM Dividend High	EGShares Emerging Markets Consumer ETF	EGShares Emerging Markets Core ETF	EGShares Emerging Markets Dividend	EGShares Emerging Markets Domestic Demand ETF	EGShares Emerging Markets Metals & Mining ETF
	GEMS ETF	Income ETF	(Consolidated)	(Consolidated)	Growth ETF	(Consolidated)	(Consolidated)
ASSETS:
Cost of Investments:	$2,013,583	$1,990,013	$1,140,841,053	$4,115,479	$2,008,259	$3,055,968	$13,766,996
Investments at value	2,105,946	2,017,538	1,188,858,841	4,081,601	1,994,057	3,327,066	7,359,101
Cash	100,998	13,716	—	—	10,400	1,904	142,482
Foreign cash*	12	1,796	3,428,823	6,421	971	1,084	20,316
Restricted cash†	—	—	3,679,589	—	—	—	534,484
Receivables:
Capital shares sold	—	—	22,228,163	—	—	—	—
Dividends and interest	1,511	4,657	1,806,573	6,219	3,799	6,534	12,381
Spot foreign currency contracts	—	—	—	22,935	—	—	—
Investment securities sold	—	—	4,502,234	550	—	5,090	553,583
Total Assets	2,208,467	2,037,707	1,224,504,223	4,117,726	2,009,227	3,341,678	8,622,347
LIABILITIES:
Payables:
Accrued investment advisory fees	1,504	1,398	779,996	2,351	1,407	2,315	5,700
Capital shares payable	—	—	5,711	—	—	—	555,628
Due to custodian	—	—	4,938,550	221	—	—	—
Due to broker	—	—	3,679,589	—	—	—	534,484
Spot foreign currency contracts	—	—	1,278,256	—	—	—	—
Income payable	—	—	—	—	5,899	—	—
Investment securities purchased	—	—	23,442,747	19,489	—	—	—
Total Liabilities	1,504	1,398	34,124,849	22,061	7,306	2,315	1,095,812
NET ASSETS	$2,206,963	$2,036,309	$1,190,379,374	$4,095,665	$2,001,921	$3,339,363	$7,526,535
NET ASSETS:
Paid-in capital	$2,176,929	$2,000,000	$1,112,585,001	$4,073,840	$2,000,000	$3,011,821	$16,362,946
Undistributed (accumulated) net investment income (loss)	11,369	9,011	6,173,139	56,344	4,784	37,155	118,731
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(73,692)	(226)	23,596,825	(672)	11,318	19,250	(2,548,422)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	92,357	27,524	48,024,409	(33,847)	(14,181)	271,137	(6,406,720)
NET ASSETS	$2,206,963	$2,036,309	$1,190,379,374	$4,095,665	$2,001,921	$3,339,363	$7,526,535
Outstanding beneficial interest shares authorized, no par value) (unlimited shares of beneficial interest authorized, no par value)	100,000	100,000	44,300,000	200,000	100,000	150,000	750,000
Net asset value per share	$22.07	$20.36	$26.87	$20.48	$20.02	$22.26	$10.04
* Cost of foreign cash:	$12	$1,806	$3,415,027	$6,423	$971	$1,054	$19,869

†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

60 and 61 EGA Emerging Global Shares Trust

Statements of Assets and Liabilities (concluded)

EGA Emerging Global Shares Trust

September 30, 2013 (Unaudited)

	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS (Consolidated)	EGShares GEMS Composite ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)
ASSETS:
Cost of Investments:	$9,578,863	$4,443,597	$12,597,199	$4,824,317	$3,982,359
Investments at value	7,667,831	3,975,643	11,078,868	5,493,311	4,127,661
Cash	95,133	7,943	78,286	390,893	6,148
Foreign cash*	13,366	6,848	19,348	59,885	12,186
Restricted cash†	—	—	—	—	—
Receivables:
Capital shares sold	—	—	—	—	—
Dividends and interest	30,697	7,186	16,751	2,804	1,154
Spot foreign currency contracts	—	—	—	—	—
Investment securities sold	—	—	674	—	—
Total Assets	7,807,027	3,997,620	11,193,927	5,946,893	4,147,149
LIABILITIES:
Payables:
Accrued investment advisory fees	5,438	2,802	6,869	4,102	2,937
Capital shares payable	—	—	—	—	—
Due to custodian	—	—	—	—	—
Due to broker	—	—	—	—	—
Income payable	—	—	—	—	—
Investment securities purchased	—	—	678	—	—
Total Liabilities	5,438	2,802	7,547	4,102	2,937
NET ASSETS	$7,801,589	$3,994,818	$11,186,380	$5,942,791	$4,144,212
NET ASSETS:
Paid-in capital	$11,302,414	$4,540,181	$14,365,249	$5,479,539	$4,670,151
Undistributed (accumulated) net investment income (loss)	129,363	64,309	239,859	17,221	(27,993)
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(1,718,952)	(140,843)	(1,899,986)	(222,509)	(643,583)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(1,911,236)	(468,829)	(1,518,742)	668,540	145,637
NET ASSETS	$7,801,589	$3,994,818	$11,186,380	$5,942,791	$4,144,212
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	350,000	200,000	500,000	250,000	200,000
Net asset value per share	$22.29	$19.97	$22.37	$23.77	$20.72
* Cost of foreign cash:	$13,848	$7,737	$19,753	$60,309	$11,859

	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$16,173,684	$24,357,122	$2,984,394	$102,978,500	$3,791,112	$3,834,624	$2,695,321
Investments at value	15,202,949	16,825,197	2,784,680	99,423,232	4,283,502	3,742,421	2,315,338
Cash	4,832,544	—	74,222	—	18,447	123,795	36,416
Foreign cash*	48,135	—	45,089	4,591,721	3,522	89,139	3,772
Restricted cash†	5,082,037	—	1,012,107	—	—	—	833,723
Receivables:
Capital shares sold	45,725	—	—	—	—	—	—
Dividends and interest	124,435	7,964	2,679	66,861	1,177	12,830	14,363
Spot foreign currency contracts	—	79,293	—	—	—	—	—
Investment securities sold	—	—	966,131	1,720,245	—	—	962,436
Total Assets	25,335,825	16,912,454	4,884,908	105,802,059	4,306,648	3,968,185	4,166,048
LIABILITIES:
Payables:
Accrued investment advisory fees	17,314	11,519	2,634	69,089	2,522	2,764	2,186
Capital shares payable	4,840,033	—	1,059,429	—	—	—	880,621
Due to custodian	—	46,966	—	1,986,538	—	—	—
Due to broker	5,082,037	—	1,012,107	—	—	—	833,723
Income payable	—	—	—	903,375	—	—	—
Investment securities purchased	—	—	2,756	4,057,239	—	—	82,001
Total Liabilities	9,939,384	58,485	2,076,926	7,016,241	2,522	2,764	1,798,531
NET ASSETS	$15,396,441	$16,853,969	$2,807,982	$98,785,818	$4,304,126	$3,965,421	$2,367,517
NET ASSETS:
Paid-in capital	$66,609,828	$38,683,878	$3,230,961	$112,569,953	$3,970,230	$4,027,696	$2,880,186
Undistributed (accumulated) net investment income (loss)	361,271	220,827	41,242	348,510	21,160	110,524	93,616
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(50,609,430)	(14,522,536)	(264,347)	(10,575,231)	(179,668)	(80,025)	(225,690)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(965,228)	(7,528,200)	(199,874)	(3,557,414)	492,404	(92,774)	(380,595)
NET ASSETS	$15,396,441	$16,853,969	$2,807,982	$98,785,818	$4,304,126	$3,965,421	$2,367,517
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	1,500,000	1,750,000	150,000	5,550,000	200,000	200,000	150,000
Net asset value per share	$10.26	$9.63	$18.72	$17.80	$21.52	$19.83	$15.78
* Cost of foreign cash:	$47,151	$—	$45,131	$4,592,058	$3,485	$89,705	$3,747

†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

62 and 63 EGA Emerging Global Shares Trust

Statements of Operations

EGA Emerging Global Shares Trust

Period Ended September 30, 2013 (Unaudited)

	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Beyond BRICs ETF	EGShares Brazil Infrastructure ETF	EGShares China Infrastructure ETF	EGShares Consumer Goods GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$83,200	$152,905	$1,726,430	$237,360	$26,378
Interest income	—	5	7	—	—
Total investment income	83,200	152,910	1,726,437	237,360	26,378
EXPENSES:
Investment advisory fees	14,499	40,685	277,649	47,096	9,330
Net investment income	68,701	112,225	1,448,788	190,264	17,048
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(121,691)	(370,892)	(8,213,161)	(687,624)	(47,568)
In-Kind Redemptions	80,335	—	—	128,781	12,616
Foreign currency transactions	(187)	5,297	(140,552)	(618)	(2,838)
Net realized gain (loss)	(41,543)	(365,595)	(8,353,713)	(559,461)	(37,790)
Change in unrealized appreciation (depreciation) on:
Investments	(578,041)	(618,875)	(4,124,928)	294,677	(163,250)
Foreign currency translations	359	(8,879)	(25,337)	29	242
Change in unrealized appreciation (depreciation)	(577,682)	(627,754)	(4,150,265)	294,706	(163,008)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(619,225)	(993,349)	(12,503,978)	(264,755)	(200,798)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(550,524)	$(881,124)	$(11,055,190)	$(74,491)	$(183,750)
* Net of foreign taxes withheld of:	$8,719	$17,181	$175	$23,204	$1,897

	EGShares Consumer Services GEMS ETF	EGShares EM Dividend High Income ETF[1]	EGShares Emerging Markets Consumer ETF (Consolidated)	EGShares Emerging Markets Core ETF (Consolidated)	EGShares Emerging Markets Dividend Growth ETF[2]	EGShares Emerging Markets Domestic Demand ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$19,798	$21,807	$10,144,641	$63,346	$14,983	$41,275	$181,882
Interest income	3	—	—	100	—	—	—
Total investment income	19,801	21,807	10,144,641	63,446	14,983	41,275	181,882
EXPENSES:
Investment advisory fees	9,091	2,158	4,376,670	14,275	4,300	12,097	31,351
Net investment income	10,710	19,649	5,767,971	49,171	10,683	29,178	150,531
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(21,369)	(5,561)	(8,430,289)	(53,701)	(358)	(46,348)	(405,607)
In-Kind Redemptions	22,541	3,126	40,454,410	57,522	11,860	66,200	69,401
Foreign currency transactions	(987)	2,209	(673,793)	(3,168)	(184)	1,364	(2,122)
Net realized gain (loss)	185	(226)	31,350,328	653	11,318	21,216	(338,328)
Change in unrealized appreciation (depreciation) on:
Investments	29,065	27,525	(24,954,823)	(127,692)	(14,202)	9,322	(1,234,697)
Foreign currency translations	(14)	(1)	186	784	21	(8)	1,347
Change in unrealized appreciation (depreciation)	29,051	27,524	(24,954,637)	(126,908)	(14,181)	9,314	(1,233,350)
Net realized and unrealized gain (loss) on investments and foreign currency translations	29,236	27,298	6,395,691	(126,255)	(2,863)	30,530	(1,571,678)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$39,946	$46,947	$12,163,662	$(77,084)	$7,820	$59,708	$(1,421,147)
* Net of foreign taxes withheld of:	$2,278	$1,548	$688,281	$7,575	$1,079	$4,075	$19,891

1	Represents the period August 15, 2013 (commencement of operations) to September 30, 2013.
2	Represents the period July 1, 2013 (commencement of operations) to September 30, 2013.

The accompanying notes are an integral part of these financial statements.

64 and 65 EGA Emerging Global Shares Trust

Statements of Operations (concluded)

EGA Emerging Global Shares Trust

Period Ended September 30, 2013 (Unaudited)

	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)	EGShares GEMS Composite ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$208,503	$113,415	$299,584	$40,745	$39,531
Interest income	34	1	21	—	803
Total investment income	208,537	113,416	299,605	40,745	40,334
EXPENSES:
Investment advisory fees	34,292	17,228	49,058	25,075	24,231
Net investment income	174,245	96,188	250,547	15,670	16,103
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(254,764)	(9,569)	(4,714)	(175,118)	(371,948)
In-Kind Redemptions	(93,501)	—	(200,474)	23,878	—
Foreign currency transactions	(2,065)	(137)	(2,637)	(2,941)	7,655
Net realized gain (loss)	(350,330)	(9,706)	(207,825)	(154,181)	(364,293)
Change in unrealized appreciation (depreciation) on:
Investments	(108,380)	(430,570)	(573,306)	323,942	(85,093)
Foreign currency translations	(432)	(742)	24	(488)	220
Change in unrealized appreciation (depreciation)	(108,812)	(431,312)	(573,282)	323,454	(84,873)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(459,142)	(441,018)	(781,107)	169,273	(449,166)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(284,897)	$(344,830)	$(530,560)	$184,943	$(433,063)
* Net of foreign taxes withheld of:	$29,270	$12,551	$39,164	$3,643	$—

	EGShares India Infrastructure ETF (Consolidated)	EGShares India Small Cap ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)	EGShares Utilities GEMS ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$599,360	$312,584	$33,920	$2,755,359	$22,959	$105,553	$73,451
Interest income	—	—	—	672	—	1	534
Total investment income	599,360	312,584	33,920	2,756,031	22,959	105,554	73,985
EXPENSES:
Investment advisory fees	230,775	81,846	13,867	417,600	12,323	16,687	13,980
Net investment income	368,585	230,738	20,053	2,338,431	10,636	88,867	60,005
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(37,773,514)	(275,775)	(55,277)	(5,674,209)	(18,155)	(12,372)	(45,409)
In-Kind Redemptions	—	—	81,599	2,448,100	7,752	5,273	1,483
Foreign currency transactions	1,668,466	(28,411)	(694)	118,085	1,187	(435)	(434)
Net realized gain (loss)	(36,105,048)	(304,186)	25,628	(3,108,024)	(9,216)	(7,534)	(44,360)
Change in unrealized appreciation (depreciation) on:
Investments	22,363,787	(4,826,390)	(307,087)	(8,366,895)	563,114	(27,424)	(373,619)
Foreign currency translations	5,111	3,006	(224)	(2,578)	8	(768)	(620)
Change in unrealized appreciation (depreciation)	22,368,898	(4,823,384)	(307,311)	(8,369,473)	563,122	(28,192)	(374,239)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(13,736,150)	(5,127,570)	(281,683)	(11,477,497)	553,906	(35,726)	(418,599)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,367,565)	$(4,896,832)	$(261,630)	$(9,139,066)	$564,542	$53,141	$(358,594)
* Net of foreign taxes withheld of:	$—	$—	$3,497	$245,306	$2,078	$13,190	$11,659

The accompanying notes are an integral part of these financial statements.

66 and 67 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets

EGA Emerging Global Shares Trust

	EGShares Basic Materials GEMS ETF (Consolidated)		EGShares Beyond BRICs ETF		EGShares Brazil Infrastructure ETF
	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Period August 15, 2012[1] Through March 31, 2013 (Unaudited)	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income (loss)	$68,701	$59,919	$112,225	$55,119	$1,448,788	$2,523,832
Net realized gain (loss) on investments and foreign currency transactions	(41,543)	(253,084)	(365,595)	(8,442)	(8,353,713)	(4,978,845)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(577,682)	(542,341)	(627,754)	628,183	(4,150,265)	(4,949,509)
Net increase (decrease) in net assets resulting from operations	(550,524)	(735,506)	(881,124)	674,860	(11,055,190)	(7,404,522)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(60,948)	—	(37,506)	—	(3,009,024)
Total Distribution	—	(60,948)	—	(37,506)	—	(3,009,024)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	936,822	7,684,851	4,192,864	7,050,561	—	8,274,032
Cost of shares redeemed	(1,010,772)	(4,806,473)	—	—	(8,580,424)	(7,711,903)
Transaction fees	177	270	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(73,773)	2,878,648	4,192,864	7,050,561	(8,580,424)	562,129
Net Increase (Decrease) in Net Assets	(624,297)	2,082,194	3,311,740	7,687,915	(19,635,614)	(9,851,417)
NET ASSETS:
Beginning of period	3,672,194	1,590,000	7,687,915	—	79,739,334	89,590,751
End of period	$3,047,897	$3,672,194	$10,999,655	$7,687,915	$60,103,720	$79,739,334
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$75,529	$6,828	$136,704	$24,479	$1,377,478	$(71,310)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	300,000	100,000	350,000	—	3,750,000	3,700,000
Shares sold	100,000	550,000	200,000	350,000	—	400,000
Shares redeemed	(100,000)	(350,000)	—	—	(450,000)	(350,000)
Shares outstanding, end of period	300,000	300,000	550,000	350,000	3,300,000	3,750,000

	EGShares China Infrastructure ETF		EGShares Consumer Goods GEMS ETF (Consolidated)		EGShares Consumer Services GEMS ETF		EGShares EM Dividend High Income ETF	EGShares Emerging Markets Consumer ETF (Consolidated)
	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period August 15, 2013[1] Through September 30, 2013 (Unaudited)	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income (loss)	$190,264	$156,789	$17,048	$25,507	$10,710	$7,488	$19,649	$5,767,971	$3,672,737
Net realized gain (loss) on investments and foreign currency transactions	(559,461)	(1,003,019)	(37,790)	178,645	185	98,420	(226)	31,350,328	923,018
Net unrealized appreciation (depreciation) on investments and foreign currency translations	294,706	1,460,711	(163,008)	72,812	29,051	40,669	27,524	(24,954,637)	39,262,229
Net increase (decrease) in net assets resulting from operations	(74,491)	614,481	(183,750)	276,964	39,946	146,577	46,947	12,163,662	43,857,984
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(154,518)	—	(23,469)	—	(6,933)	(10,638)	—	(2,930,218)
Total Distribution	—	(154,518)	—	(23,469)	—	(6,933)	(10,638)	—	(2,930,218)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	917,029	2,804,555	1,116,257	5,587,055	985,769	4,064,823	3,047,399	422,758,327	477,224,008
Cost of shares redeemed	(4,191,060)	(2,428,671)	(2,195,129)	(4,518,604)	(985,769)	(3,080,989)	(1,047,399)	(130,023,170)	(35,143,331)
Transaction fees	—	—	(75)	(12)	—	—	—	4,192	1,873
Net increase (decrease) in net assets resulting from capital share transactions	(3,274,031)	375,884	(1,078,947)	1,068,439	—	983,834	2,000,000	292,739,349	442,082,550
Net Increase (Decrease) in Net Assets	(3,348,522)	835,847	(1,262,697)	1,321,934	39,946	1,123,478	2,036,309	304,903,011	483,010,316
NET ASSETS:
Beginning of period	13,138,950	12,303,103	2,426,113	1,104,179	2,167,017	1,043,539	—	885,476,363	402,466,047
End of period	$9,790,428	$13,138,950	$1,163,416	$2,426,113	$2,206,963	$2,167,017	$2,036,309	$1,190,379,374	$885,476,363
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$164,442	$(25,822)	$24,091	$7,043	$11,369	$659	$9,011	$6,173,139	$405,168
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	750,000	750,000	100,000	50,000	100,000	50,000	—	33,400,000	16,250,000
Shares sold	50,000	150,000	50,000	250,000	50,000	200,000	150,000	15,700,000	18,600,000
Shares redeemed	(250,000)	(150,000)	(100,000)	(200,000)	(50,000)	(150,000)	(50,000)	(4,800,000)	(1,450,000)
Shares outstanding, end of period	550,000	750,000	50,000	100,000	100,000	100,000	100,000	44,300,000	33,400,000

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

68 and 69 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (continued)

EGA Emerging Global Shares Trust

	EGShares Emerging Markets Core ETF (Consolidated)		EGShares Emerging Markets Dividend Growth ETF	EGShares Emerging Markets Domestic Demand ETF (Consolidated)
	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Period October 16, 2012[1] Through March 31, 2013	For the Period July 1, 2013[1] Through September 30, 2013 (Unaudited)	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Period August 15, 2012[1] Through September 30, 2013 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,171	$9,042	$10,683	$29,178	$19,063
Net realized gain (loss) on investments and foreign currency transactions	653	(1,547)	11,318	21,216	95,675
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(126,908)	93,061	(14,181)	9,314	261,823
Net increase (decrease) in net assets resulting
from operations	(77,084)	100,556	7,820	59,708	376,561
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(4,026)	(5,899)	—	(8,302)
Total Distribution	—	(4,026)	(5,899)	—	(8,302)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,994,833	5,118,595	3,041,849	2,172,860	5,008,034
Cost of shares redeemed	(1,994,464)	(1,041,854)	(1,041,849)	(1,108,571)	(3,160,206)
Transaction fees	(834)	(57)	—	(525)	(196)
Net increase (decrease) in net assets resulting from capital share transactions	(465)	4,076,684	2,000,000	1,063,764	1,847,632
Net Increase (Decrease) in Net Assets	(77,549)	4,173,214	2,001,921	1,123,472	2,215,891
NET ASSETS:
Beginning of period	4,173,214	—	—	2,215,891	—
End of period	$4,095,665	$4,173,214	$2,001,921	$3,339,363	$2,215,891
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$56,344	$7,173	$4,784	$37,155	$7,977
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	200,000	—	—	100,000	—
Shares sold	100,000	250,000	150,000	100,000	250,000
Shares redeemed	(100,000)	(50,000)	(50,000)	(50,000)	(150,000)
Shares outstanding, end of period	200,000	200,000	100,000	150,000	100,000

	EGShares Emerging Markets Metals & Mining ETF (Consolidated)		EGShares Energy GEMS ETF (Consolidated)		EGShares Financials GEMS ETF (Consolidated)		EGShares GEMS Composite ETF (Consolidated)
	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$150,531	$308,775	$174,245	$219,388	$96,188	$64,710	$250,547	$260,776
Net realized gain (loss) on investments and foreign currency transactions	(338,328)	(1,337,576)	(350,330)	(251,090)	(9,706)	3,220	(207,825)	(395,547)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,233,350)	(1,820,716)	(108,812)	(633,837)	(431,312)	475,021	(573,282)	(94,970)
Net increase (decrease) in net assets resulting from operations	(1,421,147)	(2,849,517)	(284,897)	(665,539)	(344,830)	542,951	(530,560)	(229,741)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(299,796)	—	(200,778)	—	(82,898)	—	(242,214)
Total Distribution	—	(299,796)	—	(200,778)	—	(82,898)	—	(242,214)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	939,596	631,668	993,942	5,804,410	—	2,852,785	—	4,476,741
Cost of shares redeemed	(509,784)	(3,340,104)	(2,039,626)	(7,022,141)	—	(2,995,302)	(5,235,706)	(1,037,160)
Transaction fees	275	(670)	(175)	(394)	—	472	(154)	(624)
Net increase (decrease) in net assets resulting from capital share transactions	430,087	(2,709,106)	(1,045,859)	(1,218,125)	—	(142,045)	(5,235,860)	3,438,957
Net Increase (Decrease) in Net Assets	(991,060)	(5,858,419)	(1,330,756)	(2,084,442)	(344,830)	318,008	(5,766,420)	2,967,002
NET ASSETS:
Beginning of period	8,517,595	14,376,014	9,132,345	11,216,787	4,339,648	4,021,640	16,952,800	13,985,798
End of period	$7,526,535	$8,517,595	$7,801,589	$9,132,345	$3,994,818	$4,339,648	$11,186,380	$16,952,800
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$118,731	$(31,800)	$129,363	$(44,882)	$64,309	$(31,879)	$239,859	$(10,688)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	700,000	900,000	400,000	450,000	200,000	200,000	750,000	600,000
Shares sold	100,000	50,000	50,000	250,000	—	150,000	—	200,000
Shares redeemed	(50,000)	(250,000)	(100,000)	(300,000)	—	(150,000)	(250,000)	(50,000)
Shares outstanding, end of period	750,000	700,000	350,000	400,000	200,000	200,000	500,000	750,000

1	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

70 and 71 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (continued)

EGA Emerging Global Shares Trust

	EGShares Health Care GEMS ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)		EGShares India Infrastructure ETF (Consolidated)
	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,670	$5,659	$16,103	$(47)	$368,585	$288,638
Net realized gain (loss) on investments and foreign currency transactions	(154,181)	248,537	(364,293)	(291,189)	(36,105,048)	(3,074,168)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	323,454	342,579	(84,873)	128,040	22,368,898	(7,868,171)
Net increase (decrease) in net assets resulting from operations	184,943	596,775	(433,063)	(163,196)	(13,367,565)	(10,653,701)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(7,726)	—	—	—	(741,080)
Return of Capital	—	—	—	—	—	—
Total Distribution	—	(7,726)	—	—	—	(741,080)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,104,492	8,547,260	—	4,886,779	18,665,796	3,590,929
Cost of shares redeemed	(1,104,492)	(5,286,845)	(2,051,516)	—	(41,412,898)	(1,384,494)
Transaction fees	(175)	(143)	(2,277)	(876)	(2,066)	(1,118)
Net increase (decrease) in net assets resulting from capital share transactions	(175)	3,260,272	(2,053,793)	4,885,903	(22,749,168)	2,205,317
Net Increase (Decrease) in Net Assets	184,768	3,849,321	(2,486,856)	4,722,707	(36,116,733)	(9,189,464)
NET ASSETS:
Beginning of period	5,758,023	1,908,702	6,631,068	1,908,361	51,513,174	60,702,638
End of period	$5,942,791	$5,758,023	$4,144,212	$6,631,068	$15,396,441	$51,513,174
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$17,221	$1,551	$(27,993)	$(44,096)	$361,271	$(7,314)
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	250,000	100,000	300,000	100,000	4,200,000	4,050,000
Shares sold	50,000	400,000	—	200,000	1,500,000	250,000
Shares redeemed	(50,000)	(250,000)	(100,000)	—	(4,200,000)	(100,000)
Shares outstanding, end of period	250,000	250,000	200,000	300,000	1,500,000	4,200,000

	EGShares India Small Cap ETF (Consolidated)		EGShares Industrials GEMS ETF (Consolidated)		EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)		EGShares Technology GEMS ETF (Consolidated)
	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$230,738	$178,031	$20,053	$22,605	$2,338,431	$3,286,655	$10,636	$24,081
Net realized gain (loss) on investments and foreign currency transactions	(304,186)	(1,182,754)	25,628	117,796	(3,108,024)	(1,854,705)	(9,216)	(99,216)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(4,823,384)	(2,448,190)	(307,311)	162,806	(8,369,473)	3,582,740	563,122	(73,419)
Net increase (decrease) in net assets resulting from operations	(4,896,832)	(3,452,913)	(261,630)	303,207	(9,139,066)	5,014,690	564,542	(148,554)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(165,603)	—	(38,792)	(1,732,295)	(4,409,451)	—	(17,448)
Return of Capital	—	(8,562)	—	—	—	—	—	—
Total Distribution	—	(174,165)	—	(38,792)	(1,732,295)	(4,409,451)	—	(17,448)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,063,350	—	965,112	6,744,871	51,149,057	69,939,964	1,918,841	4,390,403
Cost of shares redeemed	(474,634)	(1,823,856)	(964,272)	(5,818,053)	(30,613,381)	(40,678,667)	(857,087)	(3,434,199)
Transaction fees	(1,408)	(1,765)	100	(312)	(255)	317	(150)	(622)
Net increase (decrease) in net assets resulting from capital share transactions	587,308	(1,825,621)	940	926,506	20,535,421	29,261,614	1,061,604	955,582
Net Increase (Decrease) in Net Assets	(4,309,524)	(5,452,699)	(260,690)	1,190,921	9,664,060	29,866,853	1,626,146	789,580
NET ASSETS:
Beginning of period	21,163,493	26,616,192	3,068,672	1,877,751	89,121,758	59,254,905	2,677,980	1,888,400
End of period	$16,853,969	$21,163,493	$2,807,982	$3,068,672	$98,785,818	$89,121,758	$4,304,126	$2,677,980
Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$220,827	$(9,911)	$41,242	$21,189	$348,510	$(257,626)	$21,160	$10,524
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	1,700,000	1,850,000	150,000	100,000	4,500,000	2,950,000	150,000	100,000
Shares sold	100,000	—	50,000	350,000	2,750,000	3,650,000	100,000	250,000
Shares redeemed	(50,000)	(150,000)	(50,000)	(300,000)	(1,700,000)	(2,100,000)	(50,000)	(200,000)
Shares outstanding, end of period	1,750,000	1,700,000	150,000	150,000	5,550,000	4,500,000	200,000	150,000

The accompanying notes are an integral part of these financial statements.

72 and 73 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (concluded)

EGA Emerging Global Shares Trust

	EGShares Telecom GEMS ETF (Consolidated)		EGShares Utilities GEMS ETF (Consolidated)
	For the Period		For the Period
	April 1, 2013		April 1, 2013
	Through		Through
	September 30, 2013	For the Year Ended	September 30, 2013	For the Year Ended
	(Unaudited)	March 31, 2013	(Unaudited)	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS:
Net investment income (loss)	$88,867	$130,475	$60,005	$88,847
Net realized gain (loss) on investments and
foreign currency transactions	(7,534)	(24,477)	(44,360)	(88,434)
Net unrealized appreciation (depreciation)
on investments and foreign currency translations	(28,192)	(87,842)	(374,239)	(134,076)
Net increase (decrease) in net assets resulting
from operations	53,141	18,156	(358,594)	(133,663)
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(123,602)	—	(57,510)
Total Distribution	—	(123,602)	—	(57,510)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	909,302	3,907,663	—	4,296,547
Cost of shares redeemed	(909,302)	(2,921,229)	(793,543)	(3,373,423)
Transaction fees	(126)	(255)	(75)	(357)
Net increase (decrease) in net assets resulting
from capital share transactions	(126)	986,179	(793,618)	922,767
Net Increase (Decrease) in Net Assets	53,015	880,733	(1,152,212)	731,594
NET ASSETS:
Beginning of period	3,912,406	3,031,673	3,519,729	2,788,135
End of period	$3,965,421	$3,912,406	$2,367,517	$3,519,729
Undistributed (accumulated) net investment
income (loss) included in net assets
at end of period	$110,524	$21,657	$93,616	$33,611
SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	200,000	150,000	200,000	150,000
Shares sold	50,000	200,000	—	250,000
Shares redeemed	(50,000)	(150,000)	(50,000)	(200,000)
Shares outstanding, end of period	200,000	200,000	150,000	200,000

The accompanying notes are an integral part of these financial statements.

74 EGA Emerging Global Shares Trust

Financial Highlights

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Basic Materials GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$12.24	$15.90	$20.00
Investment operations:
Net investment income[2]	0.21	0.31	0.31
Net realized and unrealized loss on investments and foreign currency translations	(2.29)	(3.36)	(4.11)
Total from investment operations	(2.08)	(3.05)	(3.80)
Distributions to shareholders:
Net investment income	—	(0.61)	(0.30)
Net asset value, end of period	$10.16	$12.24	$15.90
NET ASSET VALUE TOTAL RETURN[3]	(16.99)%	(19.70)%	(18.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,048	$3,672	$1,590
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.85%[4]	5.52%	7.99%[4]
Net investment income	4.03%[4]	2.24%	2.30%[4]
Portfolio turnover rate	8%[5]	33%	21%[5]

EGShares Beyond BRICs ETF

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$21.97	$20.00
Investment operations:
Net investment income[2]	0.24	0.17
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.21)	1.91
Total from investment operations	(1.97)	2.08
Distributions to shareholders:
Net investment income	—	(0.11)
Net asset value, end of period	$20.00	$21.97
NET ASSET VALUE TOTAL RETURN[3]	(8.92)%	10.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,000	$7,688
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.85%[4]	2.43%[4]
Net investment income	2.34%[4]	1.26%[4]
Portfolio turnover rate	59%[5]	1%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 75

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Brazil Infrastructure ETF

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 24, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$21.26	$24.21	$25.38	$20.55	$20.00
Investment operations:
Net investment income[2]	0.42	0.71	0.96	0.47	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	(3.47)	(2.84)	(1.15)	4.67	0.52[7]
Total from investment operations	(3.05)	(2.13)	(0.19)	5.14	0.55
Distributions to shareholders:
Net investment income	—	(0.82)	(0.98)	(0.31)	—
Net asset value, end of period	$18.21	$21.26	$24.21	$25.38	$20.55
NET ASSET VALUE TOTAL RETURN[3]	(14.35)%	(8.63)%	(0.04)%	25.16%	2.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$60,104	$79,739	$89,591	$83,760	$11,303
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[8]	0.85%[4]	0.85%	0.88%[5]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[8]	0.85%[4]	1.52%	1.51%	1.91%	5.67%[4]
Net investment income	4.44%[4]	3.31%	4.10%	2.09%	1.58%[4]
Portfolio turnover rate	24%[6]	30%	30%	35%	1%[6]

EGShares China Infrastructure ETF

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 17, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$17.52	$16.40	$22.24	$20.78	$20.09
Investment operations:
Net investment income (loss)[2]	0.30	0.23	0.33	0.10	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.02)	1.13	(5.76)	1.49	0.71
Total from investment operations	0.28	1.36	(5.43)	1.59	0.69
Distributions to shareholders:
Net investment income	—	(0.24)	(0.41)	(0.13)	—
Net asset value, end of period	$17.80	$17.52	$16.40	$22.24	$20.78
NET ASSET VALUE TOTAL RETURN[3]	1.60%	8.16%	(24.35)%	7.69%	3.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,790	$13,139	$12,303	$21,132	$6,235
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[8]	0.85%[4]	0.85%	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[8]	0.85%[4]	2.45%	2.03%	2.89%	7.82%[4]
Net investment income (loss)	3.43%[4]	1.32%	1.75%	0.47%	(0.85)%[4]
Portfolio turnover rate	7%[6]	19%	12%	34%	1%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.03% for the period ended March 31, 2012 attributed to excise tax expense, which is outside the cap expense.
6	Not annualized.
7	The realized and unrealized gain or loss on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
8	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

76 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Consumer Goods GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$24.26	$22.08	$20.00
Investment operations:
Net investment income[2]	0.19	0.30	0.23
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.18)	2.11	2.07
Total from investment operations	(0.99)	2.41	2.30
Distributions to shareholders:
Net investment income	—	(0.23)	(0.22)
Net asset value, end of period	$23.27	$24.26	$22.08
NET ASSET VALUE TOTAL RETURN[3]	(4.08)%	10.98%	11.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,163	$2,426	$1,104
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.85%[4]	7.58%	8.77%[4]
Net investment income	1.56%[4]	1.31%	1.45%[4]
Portfolio turnover rate	7%[5]	24%	50%[5]

EGShares Consumer Services GEMS ETF

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$21.67	$20.87	$20.00
Investment operations:
Net investment income (loss)[2]	0.11	0.09	(0.03)
Net realized and unrealized gain on investments and foreign currency translations	0.29	0.78	0.92
Total from investment operations	0.40	0.87	0.89
Distributions to shareholders:
Net investment income	—	(0.07)	(0.02)
Net asset value, end of period	$22.07	$21.67	$20.87
NET ASSET VALUE TOTAL RETURN[3]	1.85%	4.17%	4.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,207	$2,167	$1,044
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.85%[4]	6.04%	6.77%[4]
Net investment income (loss)	1.00%[4]	0.42%	(0.18)%[4]
Portfolio turnover rate	3%[5]	32%	51%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 77

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares EM Dividend High Income ETF

For the Period August 15, 2013[1] Through September 30, 2013 (Unaudited)
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.20
Net realized and unrealized gain on investments and foreign currency translations	0.27
Total from investment operations	0.47
Distributions to shareholders:
Net investment income	(0.11)
Net asset value, end of period	$20.36
NET ASSET VALUE TOTAL RETURN[3]	2.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,036
Ratios to average net assets:
Expenses	0.85%[4]
Net investment income	7.74%[4]
Portfolio turnover rate	5%[5]

EGShares Emerging Markets Consumer ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012		For the Period September 14, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$26.51	$24.77	$22.76	$	20.00
Investment operations:
Net investment income[2]	0.15	0.17	0.17		0.04
Net realized and unrealized gain on investments and foreign currency translations	0.21	1.68	1.96		2.74
Total from investment operations	0.36	1.85	2.13		2.78
Distributions to shareholders:
Net investment income	—	(0.11)	(0.12)		(0.02)
Net asset value, end of period	$26.87	$26.51	$24.77	$	22.76
NET ASSET VALUE TOTAL RETURN[3]	1.36%	7.46%	9.44%		13.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,190,379	$885,476	$402,466	$	194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.85%[4]	0.85%	0.85%		0.85%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.85%[4]	1.23%	1.31%		1.44%[4]
Net investment income	1.12%[4]	0.68%	0.76%		0.37%[4]
Portfolio turnover rate	8%[5]	7%	3%		9%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

78 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Core ETF (Consolidated)

	For the Period
	April 1, 2013	For the Period
	Through	October 16, 2012[1]
	September 30, 2013	Through
	(Unaudited)	March 31, 2013
Net asset value, beginning of period	$20.87	$20.00
Investment operations:
Net investment income[2]	0.25	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.64)	0.82
Total from investment operations	(0.39)	0.91
Distributions to shareholders:
Net investment income	—	(0.04)
Net asset value, end of period	$20.48	$20.87
NET ASSET VALUE TOTAL RETURN[3]	(1.87)%	4.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,096	$4,173
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[6]	0.70%[4]	0.70%[4]
Expenses, prior to expense reimbursements/waivers[6]	0.70%[4]	11.94%[4]
Net investment income	2.41%[4]	0.96%[4]
Portfolio turnover rate	14%[5]	3%[5]

EGShares Emerging Markets Dividend Growth ETF

For the Period
July 1, 2013[1]
Through
September 30, 2013
(Unaudited)
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.11
Net realized and unrealized loss on investments and foreign currency translations	(0.03)
Total from investment operations	0.08
Distributions to shareholders:
Net investment income	(0.06)
Net asset value, end of period	$20.02
NET ASSET VALUE TOTAL RETURN[3]	0.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,002
Ratios to average net assets:
Expenses	0.85%[4]
Net investment income	2.12%[4]
Portfolio turnover rate	8%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 79

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Domestic Demand ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Period August 15, 2012[1] Through March 31, 2013
Net asset value, beginning of period	$22.16	$20.00
Investment operations:
Net investment income[2]	0.22	0.13
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.12)	2.11
Total from investment operations	0.10	2.24
Distributions to shareholders:
Net investment income	—	(0.08)
Net asset value, end of period	$22.26	$22.16
NET ASSET VALUE TOTAL RETURN[3]	0.45%	11.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,339	$2,216
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[4]	0.85%[4]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[4]	4.53%[4]
Net investment income	2.05%[4]	1.02%[4]
Portfolio turnover rate	19%[5]	57%[5]

EGShares Emerging Markets Metals & Mining ETF (Consolidated)6

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period May 21, 2009[1] Through March 31, 2010
Net asset value, beginning of period	$12.17	$15.97	$22.96	$20.47	$13.73
Investment operations:
Net investment income (loss)[2]	0.21	0.37	0.48	0.13	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.34)	(3.74)	(6.88)	2.52	6.82
Total from investment operations	(2.13)	(3.37)	(6.40)	2.65	6.81
Distributions to shareholders:
Net investment income	—	(0.43)	(0.59)	(0.16)	(0.07)
Net asset value, end of period	$10.04	$12.17	$15.97	$22.96	$20.47
NET ASSET VALUE TOTAL RETURN[3]	(17.50)%	(21.51)%	(27.66)%	12.95%	49.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,527	$8,518	$14,376	$37,878	$27,640
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[4]	0.85%	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[4]	2.72%	1.99%	1.96%	4.37%[4]
Net investment income (loss)	4.10%[4]	2.66%	2.48%	0.63%	(0.06)%[4]
Portfolio turnover rate	5%[5]	15%	10%	35%	17%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	On September 16, 2010, there was a 3 for 1 forward stock split. Historical shares amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.
7	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

80 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Energy GEMS ETF (Consolidated)7

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period May 21, 2009[1] Through March 31, 2010
Net asset value, beginning of period	$22.83	$24.93	$29.93	$24.02	$20.49
Investment operations:
Net investment income[2]	0.47	0.50	0.47	0.26	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.01)	(2.03)	(4.95)	5.94	3.50
Total from investment operations	(0.54)	(1.53)	(4.48)	6.20	3.59
Distributions to shareholders:
Net investment income	—	(0.57)	(0.52)	(0.29)	(0.06)
Net asset value, end of period	$22.29	$22.83	$24.93	$29.93	$24.02
NET ASSET VALUE TOTAL RETURN[3]	(2.37)%	(6.21)%	(14.78)%	25.96%	17.53%[4]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,802	$9,132	$11,217	$25,440	$9,607
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[8]	0.85%[5]	0.85%	0.85%	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[8]	0.85%[5]	2.93%	2.23%	2.56%	5.90%[5]
Net investment income	4.32%[5]	2.16%	1.84%	1.04%	0.49%[5]
Portfolio turnover rate	6%[6]	16%	19%	19%	49%[6]

EGShares Financials GEMS ETF (Consolidated)7

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period September 16, 2009[1] Through March 31, 2010
Net asset value, beginning of period	$21.70	$20.11	$24.55	$22.84	$20.12
Investment operations:
Net investment income[2]	0.48	0.33	0.57	0.42	0.08
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.21)	1.67	(4.66)	2.09	2.71
Total from investment operations	(1.73)	2.00	(4.09)	2.51	2.79
Distributions to shareholders:
Net investment income	—	(0.41)	(0.35)	(0.80)	(0.07)
Net asset value, end of period	$19.97	$21.70	$20.11	$24.55	$22.84
NET ASSET VALUE TOTAL RETURN[3]	(7.97)%	10.00%	(16.52)%	11.03%	13.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,995	$4,340	$4,022	$11,046	$6,852
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[8]	0.85%[5]	0.85%	0.85%	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[8]	0.85%[5]	5.89%	4.13%	2.81%	5.47%[5]
Net investment income	4.74%[5]	1.63%	2.62%	1.77%	0.67%[5]
Portfolio turnover rate	1%[6]	19%	25%	39%	12%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a realized investment loss on a trading error. Excluding these items, total return would have been 17.88%.
5	Annualized.
6	Not annualized.
7	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
8	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 81

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares GEMS Composite ETF (Consolidated)1

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period July 22, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$22.60	$23.31	$27.60	$24.34	$20.00
Investment operations:
Net investment income[3]	0.42	0.41	0.47	0.39	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.65)	(0.77)	(4.37)	3.48	4.31
Total from investment operations	(0.23)	(0.36)	(3.90)	3.87	4.40
Distributions to shareholders:
Net investment income	—	(0.35)	(0.39)	(0.61)	(0.06)
Net asset value, end of period	$22.37	$22.60	$23.31	$27.60	$24.34
NET ASSET VALUE TOTAL RETURN[4]	(1.02)%	(1.57)%	(13.97)%	16.04%	21.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,186	$16,953	$13,986	$31,874	$31,755
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.75%[5]	0.75%	0.75%	0.75%	0.75%[5]
Expenses, prior to expense reimbursements/waivers[7]	0.75%[5]	2.41%	1.84%	2.00%	3.43%[5]
Net investment income	3.83%[5]	1.83%	1.94%	1.55%	0.52%[5]
Portfolio turnover rate	2%[6]	10%	10%	39%	6%[6]

EGShares Health Care GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[2] Through March 31, 2012
Net asset value, beginning of period	$23.03	$19.09	$20.00
Investment operations:
Net investment income[3]	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	0.68	3.94	(0.90)
Total from investment operations	0.74	3.98	(0.87)
Distributions to shareholders:
Net investment income	—	(0.04)	(0.04)
Net asset value, end of period	$23.77	$23.03	$19.09
NET ASSET VALUE TOTAL RETURN[4]	3.21%	20.85%	(4.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,943	$5,758	$1,909
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[5]	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[5]	5.67%	7.79%[5]
Net investment income	0.53%[5]	0.21%	0.23%[5]
Portfolio turnover rate	5%[6]	29%	26%[6]

1	On September 16, 2010, there was a 2 for 1 stock split. Historical share amounts have been adjusted to reflect the 2 for 1 stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.
7	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

82 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Consumer ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period August 10, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$22.10	$19.08	$20.00
Investment operations:
Net investment income (loss)[2]	0.06	(—)[3]	(—)[3]
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.44)	3.02 [4]	(0.92)[4]
Total from investment operations	(1.38)	3.02	(0.92)
Distributions to shareholders:
Net investment income	—	—	—
Net asset value, end of period	$20.72	$22.10	$19.08
NET ASSET VALUE TOTAL RETURN[5]	(6.24)%	15.83%	(4.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,144	$6,631	$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.89%[6]	0.89%	0.89%[6]
Expenses, prior to expense reimbursements/waivers[9]	0.89%[6]	4.31%	6.16%[6]
Net investment income (loss)	0.59%[6]	(0.00)%[7]	(0.04)%[6]
Portfolio turnover rate	4%[8]	50%	104%[8]

EGShares India Infrastructure ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period August 11, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$12.27	$14.99	$19.40	$20.00
Investment operations:
Net investment income[2]	0.08	0.07	0.06	0.01
Net realized and unrealized loss on investments and foreign currency translations	(2.09)	(2.60)	(4.39)	(0.61)
Total from investment operations	(2.01)	(2.53)	(4.33)	(0.60)
Distributions to shareholders:
Net investment income	—	(0.19)	(0.08)	—
Net asset value, end of period	$10.26	$12.27	$14.99	$19.40
NET ASSET VALUE TOTAL RETURN[5]	(16.38)%	(17.08)%	(22.19)%	(3.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,396	$51,513	$60,703	$85,377
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[9]	0.85%[6]	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers[9]	0.85%[6]	1.61%	1.69%	2.24%[6]
Net investment income	1.36%[6]	0.53%	0.39%	0.11%[6]
Portfolio turnover rate	51%[8]	24%	23%	9%[8]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Less than $(0.005).
4	The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
5	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
6	Annualized.
7	Less than (0.005)%.
8	Not annualized.

Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 83

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Small Cap ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Period July 7, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$12.45	$14.39	$19.29	$20.00
Investment operations:
Net investment income (loss)[2]	0.13	0.10	0.14	(0.01)
Net realized and unrealized loss on investments and foreign currency translations	(2.95)	(1.94)	(4.88)	(0.68)
Total from investment operations	(2.82)	(1.84)	(4.74)	(0.69)
Distributions to shareholders:
Net investment income	—	(0.10)	(0.16)	(0.02)
Return of Capital	—	(—)[7]	—	—
Total Distribution	—	(0.10)	(0.16)	(0.02)
Net asset value, end of period	$9.63	$12.45	$14.39	$19.29
NET ASSET VALUE TOTAL RETURN[3]	(22.65)%	(12.87)%	(24.33)%	(3.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,854	$21,163	$26,616	$34,729
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[8]	0.85%[4]	0.85%	0.85%	0.90%[4,5]
Expenses, prior to expense reimbursements/waivers[8]	0.85%[4]	2.09%	2.26%	3.12%[4]
Net investment income (loss)	2.40%[4]	0.76%	0.84%	(0.06)%[4]
Portfolio turnover rate	3%[6]	43%	125%	1%[6]

EGShares Industrials GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.46	$18.78	$20.00
Investment operations:
Net investment income[2]	0.12	0.16	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.86)	1.71	(1.27)
Total from investment operations	(1.74)	1.87	(1.18)
Distributions to shareholders:
Net investment income	—	(0.19)	(0.04)
Net asset value, end of period	$18.72	$20.46	$18.78
NET ASSET VALUE TOTAL RETURN[3]	(8.50)%	10.00%	(5.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,808	$3,069	$1,878
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[8]	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[8]	0.85%[4]	5.80%	7.37%[4]
Net investment income	1.23%[4]	0.85%	0.61%[4]
Portfolio turnover rate	9%[6]	61%	70%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense.
6	Not annualized.
7	Less than $(0.005)
8	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

84 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period August 4, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$19.80	$20.09	$20.00
Investment operations:
Net investment income[2]	0.61	0.86	0.33
Net realized and unrealized gain (loss) on investments and foreign currency translations	(2.29)	(0.09)[3]	0.13
Total from investment operations	(1.68)	0.77	0.46
Distributions to shareholders:
Net investment income	(0.32)	(1.06)	(0.37)
Net asset value, end of period	$17.80	$19.80	$20.09
NET ASSET VALUE TOTAL RETURN[4]	(8.47)%	4.12%	2.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$98,786	$89,122	$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[5]	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[5]	1.43%	2.07%[5]
Net investment income	4.76%[5]	4.45%	2.62%[5]
Portfolio turnover rate	58%[6]	86%	45%[6]

EGShares Technology GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$17.85	$18.88	$20.00
Investment operations:
Net investment income (loss)[2]	0.07	0.25	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translations	3.60	(0.93)	(1.10)
Total from investment operations	3.67	(0.68)	(1.12)
Distributions to shareholders:
Net investment income	—	(0.35)	—
Net asset value, end of period	$21.52	$17.85	$18.88
NET ASSET VALUE TOTAL RETURN[4]	20.56%	(3.45)%	(5.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,304	$2,678	$1,888
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[5]	0.85%	0.85%[5]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[5]	8.37%	7.81%[5]
Net investment income (loss)	0.73%[5]	1.46%	(0.13)%[5]
Portfolio turnover rate	4%[6]	30%	21%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	The realized and unrealized loss on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of Fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.
7	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 85

Financial Highlights (concluded)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Telecom GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$19.56	$20.21	$20.00
Investment operations:
Net investment income[2]	0.44	0.66	0.41
Net realized and unrealized gain (loss) on investments and foreign currency translations	(0.17)	(0.69)	0.01[8]
Total from investment operations	0.27	(0.03)	0.42
Distributions to shareholders:
Net investment income	—	(0.62)	(0.21)
Net asset value, end of period	$19.83	$19.56	$20.21
NET ASSET VALUE TOTAL RETURN[3]	1.38%	(0.21)%	2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,965	$3,912	$3,032
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[4]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[4]	4.29%	7.74%[4]
Net investment income	4.53%[4]	3.33%	2.73%[4]
Portfolio turnover rate	2%[5]	12%	18%[5]

EGShares Utilities GEMS ETF (Consolidated)

	For the Period April 1, 2013 Through September 30, 2013 (Unaudited)	For the Year Ended March 31, 2013	For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$17.60	$18.59	$20.00
Investment operations:
Net investment income[2]	0.30	0.55	0.25
Net realized and unrealized loss on investments and foreign currency translations	(2.12)	(1.25)	(1.46)
Total from investment operations	(1.82)	(0.70)	(1.21)
Distributions to shareholders:
Net investment income	—	(0.29)	(0.20)
Net asset value, end of period	$15.78	$17.60	$18.59
NET ASSET VALUE TOTAL RETURN[3]	(10.34)%	(3.72)%	(5.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,368	$3,520	$2,788
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers[7]	0.85%[4]	0.85%	0.87%[4,6]
Expenses, prior to expense reimbursements/waivers[7]	0.85%[4]	5.44%	7.08%[4]
Net investment income	3.65%[4]	3.13%	1.82%[4]
Portfolio turnover rate	1%[5]	36%	27%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. For periods prior to April 1, 2013 through September 30, 2013, the total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	The ratio includes 0.02% for the period ended March 31, 2012 attributed to interest expense, which is outside the cap expense.
7	Effective April 1, 2013, EGA replaced the fee and expense structure with a Unified Fee. See Note 9 for additional information.
8	The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).

The accompanying notes are an integral part of these financial statements.

86 EGA Emerging Global Shares Trust

Notes to Financial Statements

September 30, 2013 (Unaudited)

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of fifty-nine separate non-diversified series, each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following ETFs (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) are being publicly offered:

Commencement
Funds	of Operations
EGShares Basic Materials GEMS ETF (“Basic Materials ETF”)	June 23, 2011
EGShares Beyond BRICs ETF (“Beyond BRICs ETF”)	August 15, 2012
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure ETF”)	February 24, 2010
EGShares China Infrastructure ETF (“China Infrastructure ETF”)	February 17, 2010
EGShares Consumer Goods GEMS ETF (“Consumer Goods ETF”)	June 23, 2011
EGShares Consumer Services GEMS ETF (“Consumer Services ETF”)	June 23, 2011
EGShares EM Dividend High Income ETF (“Dividend High Income ETF”)	August 15, 2013
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares Emerging Markets Core ETF (“Core ETF”)	October 16, 2012
EGShares Emerging Markets Dividend Growth ETF (“Dividend Growth ETF”)	July 1, 2013
EGShares Emerging Markets Domestic Demand ETF (“Domestic Demand ETF”)	August 15, 2012
EGShares Emerging Markets Metals & Mining ETF (“Metals & Mining ETF”)	May 21, 2009
EGShares Energy GEMS ETF (“Energy ETF”)	May 21, 2009
EGShares Financials GEMS ETF (“Financials ETF”)	September 16, 2009
EGShares GEMS Composite ETF (“Composite ETF”)	July 22, 2009
EGShares Health Care GEMS ETF (“Health Care ETF”)	June 23, 2011
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010
EGShares Industrials GEMS ETF (“Industrials ETF”)	June 23, 2011
EGShares Low Volatility Emerging Markets Dividend ETF (“Low Volatility Dividend ETF”)	August 4, 2011
EGShares Technology GEMS ETF (“Technology ETF”)	June 23, 2011
EGShares Telecom GEMS ETF (“Telecom ETF”)	June 23, 2011
EGShares Utilities GEMS ETF (“Utilities ETF”)	June 23, 2011

The Basic Materials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM. The Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by the S&P Dow Jones Indices’ proprietary classification system.

The Beyond BRICs ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Beyond BRICs Index. The INDXX Beyond BRICs Index is comprised of 50 leading companies that INDXX, LLC determines to be representative of all industries in emerging market countries, excluding Brazil, Russia, India and China.

The Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index. The INDXX Brazil Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

The China Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index. The INDXX China Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

The Consumer Goods ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

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The Consumer Services ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Dividend High Income ETF’s objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Equal Weighted Emerging All Cap ex Taiwan Diversified Dividend Yield 50 Index. The equally-weighted index measures the stock performance of the 50 highest yielding, liquid emerging market equity securities in the FTSE Emerging All Cap ex Taiwan Universe (excluding China B Shares, and the least capitalized dividend-paying companies). To ensure diversification, the number of stocks per industry and country is limited to 10.

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by S&P Dow Jones Indices proprietary classification system.

The Core ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Index. The S&P Emerging Markets Core Index is comprised of 116 leading companies that S&P Dow Jones Indices determines to be representative of all industries in emerging market countries.

The Dividend Growth ETF’s objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Emerging All Cap ex Taiwan Diversified Capped Dividend Growth 50 Index, which measures the stock performance of 50 emerging market companies whose 5-year dividend payout growth is faster than the average dividend payout growth in the FTSE All Cap Emerging ex Taiwan Universe.

The Domestic Demand ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Markets Domestic Demand Index. The INDXX Emerging Markets Domestic Demand Index is comprised of a representative sample of 50 emerging markets companies in sectors that INDXX, LLC determines may have greater exposure to local markets than the MSCI Emerging Markets IndexSM.

The Metals & Mining ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM. The Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM is comprised of publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Energy ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM. The Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Financials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM. The Dow Jones Emerging Markets Financials Titans 30 IndexSM is comprised of publicly traded firms in the “Financials Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Composite ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM. The Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Health Care ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM. The Dow Jones Emerging Markets Health Care Titans 30 IndexSM is comprised of publicly traded firms in the “Health Care Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index. The INDXX India Consumer Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sectors.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

88 EGA Emerging Global Shares Trust

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September 30, 2013 (Unaudited)

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The INDXX India Small Cap Index is comprised of a representative sample of 75 emerging markets companies that INDXX, LLC determines to be representative of small capitalization companies domiciled in India.

The Industrials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM. The Dow Jones Emerging Markets Industrials Titans 30 IndexSM is comprised of publicly traded firms in the “Industrials Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Low Volatility Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index. The INDXX Emerging Market High Income Low Beta Index is comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade, which have also paid dividends consistently over the last three years.

The Technology ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM. The Dow Jones Emerging Markets Technology Titans 30 IndexSM is comprised of publicly traded firms in the “Technology Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Telecom ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM. The Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

The Utilities ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM. The Dow Jones Emerging Markets Utilities Titans 30 IndexSM is comprised of publicly traded firms in the “Utilities Industry,” as defined by S&P Dow Jones Indices’ proprietary classification system.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Basic Materials ETF	EGShares Basic Materials Mauritius
Consumer Goods ETF	EGShares Consumer Goods Mauritius
Consumer ETF	EGShares Consumer Mauritius
Core ETF	EGShares Core Mauritius
Domestic Demand ETF	EGShares Domestic Demand Mauritius
Metals & Mining ETF	EGShares Metals & Mining Mauritius
Energy ETF	EGShares Energy Fund Mauritius
Financials ETF	EGShares Financials Fund Mauritius
Composite ETF	EGShares Composite Mauritius
Health Care ETF	EGShares Health Care Mauritius
India Consumer ETF	EGShares India Consumer Mauritius
India Infrastructure ETF	EGShares India Infrastructure Mauritius
India Small Cap ETF	EGShares India Small Cap Mauritius
Industrials ETF	EGShares Industrials Mauritius
Low Volatility Dividend ETF	EGShares Low Volatility Emerging Markets Dividend Mauritius
Technology ETF	EGShares Technology Mauritius
Telecom ETF	EGShares Telecom Mauritius
Utilities ETF	EGShares Utilities Mauritius

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Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

The Basic Materials ETF, Consumer Goods ETF, Consumer ETF, Core ETF, Domestic Demand ETF, Metals & Mining ETF, Energy ETF, Financials ETF, Composite ETF, Health Care ETF, Industrials ETF, Low Volatility Dividend ETF, Technology ETF, Telecom ETF and Utilities ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest at least 90% of their assets in Indian securities, and to some extent American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), based on the number of Indian securities that are included in each ETF’s respective Underlying Index.

By investing in a wholly owned subsidiary, the Basic Materials ETF, the Consumer Goods ETF, the Consumer ETF, the Core ETF, the Domestic Demand ETF, the Metals & Mining ETF, the Energy ETF, the Financials ETF, the Composite ETF, the Health Care ETF, the India Consumer ETF, the India Infrastructure ETF, the India Small Cap ETF, the Industrials ETF, the Low Volatility Dividend ETF, the Technology ETF, the Telecom ETF and the Utilities ETF each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provisions of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

		Subsidiary	% of ETF’s Total
	Inception Date	Net Assets at	Net Assets at
Funds	of Subsidiary	September 30, 2013	September 30, 2013
Basic Materials ETF	June 23, 2011	$220,330	7.2%
Consumer Goods ETF	June 23, 2011	191,656	16.5%
Consumer ETF	September 14, 2010	109,232,089	9.2%
Core ETF	October 16, 2012	479,919	11.7%
Domestic Demand ETF	August 15, 2012	427,469	12.8%
Metals & Mining ETF	September 19, 2011	675,865	9.0%
Energy ETF	June 27, 2011	585,905	7.5%
Financials ETF	June 27, 2011	164,895	4.1%
Composite ETF	September 19, 2011	592,759	5.3%
Health Care ETF	June 23, 2011	1,412,108	23.8%
India Consumer ETF	August 10, 2011	4,143,900	100.0%
India Infrastructure ETF	August 11, 2010	15,381,982	99.9%
India Small Cap ETF	July 7, 2010	16,848,538	99.5%
Industrials ETF	June 23, 2011	272,994	9.7%
Low Volatility Dividend ETF	August 4, 2011	9,589,835	9.7%
Technology ETF	June 23, 2011	588,218	13.7%
Telecom ETF	June 23, 2011	215,118	5.4%
Utilities ETF	June 23, 2011	256,433	10.8%

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

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September 30, 2013 (Unaudited)

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), and by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Foreign equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded. U.S. listed equity securities and listed ADRs and GDRs are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. U.S. equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by management of the ETFs. Use of a rate different from the rate used by CME Group Index Services LLC or INDXX, LLC may adversely affect an ETF’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Federal Income Taxes

The Basic Materials ETF, Beyond BRICs ETF, Brazil Infrastructure ETF, China Infrastructure ETF, Consumer Goods ETF, Consumer Services ETF, Consumer ETF, Core ETF, Domestic Demand ETF, Metals & Mining ETF, Energy ETF, Financials ETF, Composite ETF, Health Care ETF, India Consumer ETF, India Infrastructure ETF, India Small Cap ETF, Industrials ETF, Low Volatility Dividend ETF, Technology ETF, Telecom ETF and Utilities ETF have qualified and continue to qualify, and the Dividend High Income ETF and Dividend Growth ETF intend to qualify, as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for Dividend Growth ETF and the Low Volatility Dividend ETF: monthly for Dividend High Income ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are

EGA Emerging Global Shares Trust 91

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September 30, 2013 (Unaudited)

intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such investment income and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2013, open federal and state income tax years include the tax years or periods ended March 31, 2010, March 31, 2011, March 31, 2012 and March 31, 2013. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Effective April 1, 2013, Emerging Global Advisors, LLC (“EGA”) replaced the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of the Trust. Under the Unified Fee, EGA took on the contractual obligation to pay all ordinary operating expenses of the ETFs without any increase in EGA’s advisory fee. The ETFs were previously obligated to pay these expenses through March 31, 2013, although EGA, as discussed later in Note 9, had entered into annual voluntary expense waiver and reimbursement agreements that capped an ETF’s ordinary operating expenses at the same rate as EGA’s advisory fee. Under the Unified Fee, EGA pays all of the expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

4. INVESTMENT RISKS

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

The Basic Materials ETF concentrates its investments in industries to the same extent as the Basic Materials Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the basic materials industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

The Beyond BRICs ETF concentrates its investments in industries to the same extent as the Beyond BRICs Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Brazil Infrastructure ETF only invests in Brazilian securities. Its NAV will therefore be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries.

The China Infrastructure ETF only invests in Chinese securities. Its NAV will therefore be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries.

The Brazil Infrastructure ETF, China Infrastructure ETF, and India Infrastructure ETF concentrate their investments in industries to the same extent as their respective Underlying Indices, and as such, may be adversely affected by increased price volatility of securities in the infrastructure sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

The Consumer Goods ETF, Consumer Services ETF, Consumer ETF and India Consumer ETF concentrate their investments in industries to the same extent as their respective Underlying Indices, and as such, may be adversely affected by increased price volatility of securities in the consumer industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

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September 30, 2013 (Unaudited)

The Dividend High Income ETF concentrates its investments in industries to the same extent as the Emerging Markets High Dividend Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Core ETF concentrates its investments in industries to the same extent as the Core Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Dividend Growth ETF concentrates its investments in industries to the same extent as the Dividend Growth Underlying Index. The Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Domestic Demand ETF concentrates its investments in industries to the same extent as the Domestic Demand Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the consumer goods, consumer services, health care, telecommunications and utilities industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

The Metals & Mining ETF concentrates its investments in industries to the same extent as the Metals & Mining Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the metals and mining industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Securities of companies involved in metals and mining may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various basic resources.

The Energy ETF concentrates its investments in industries to the same extent as the Energy Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the oil and gas industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the oil and gas industry (including alternative energy suppliers) is related to worldwide energy prices, exploration, and production spending.

The Financials ETF concentrates its investments in industries to the same extent as the Financials Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the financial industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the financial industry are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain.

The GEM Composite ETF concentrates its investments in a particular industry or group of industries to approximately the same extent that the Composite Underlying Index is concentrated. The Composite Underlying Index is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries” as defined by the Industry Classification Benchmark (“ICB”) system.

The Health Care ETF concentrates its investments in industries to the same extent as the Health Care Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the health care industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the health care industry may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

The India Consumer ETF, India Infrastructure ETF and India Small Cap ETF only invest in Indian securities. Their NAVs will therefore be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries.

The India Small Cap ETF primarily invests in small capitalization companies, and as such, may be adversely affected by increased price volatility of securities in that capitalization.

The Industrials ETF concentrates its investments in industries to the same extent as the Industrials Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the industrials industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Government regulation, world events and economic conditions affect the performance of companies in the industrials industry.

The Low Volatility Emerging Market Dividend ETF concentrates its investments in industries to the same extent as the HILB Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

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Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

The Technology ETF concentrates its investments in industries to the same extent as the Technology Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the technology industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel.

The Telecom ETF concentrates its investments in industries to the same extent as the Telecom Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the telecommunications industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The global telecommunications market is characterized by increasing competition and government regulation.

The Utilities ETF concentrates its investments in industries to the same extent as the Utilities Underlying Index, and as such, may be adversely affected by increased price volatility of securities in the utilities industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the utilities industry may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of creation units (see Note 10) for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the period ended September 30, 2013, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees

6. FEDERAL INCOME TAX MATTERS

For the period ended September 30, 2013, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

	Federal	Gross	Gross	Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Funds	Investments	Appreciation	Depreciation	(Depreciation)
Basic Materials ETF*	$4,465,716	$7,999	$(1,507,685)	$(1,499,686)
Beyond BRICs ETF*	10,880,516	415,405	(407,128)	8,277
Brazil Infrastructure ETF*	60,763,244	6,839,105	(8,108,809)	(1,269,704)
China Infrastructure ETF*	11,472,337	545,100	(2,263,749)	(1,718,649)
Consumer Goods ETF*	1,091,028	117,625	(102,458)	15,167
Consumer Services ETF*	2,064,061	277,686	(235,801)	41,885
Dividend High Income ETF	1,990,013	75,979	(48,454)	27,525
Consumer ETF*	1,143,515,764	109,078,993	(63,735,916)	45,343,077
Core ETF*	4,122,574	221,556	(262,529)	(40,973)
Dividend Growth ETF	2,008,259	99,606	(113,808)	(14,202)
Domestic Demand ETF*	3,055,968	339,686	(68,588)	271,098
Metals & Mining ETF*	13,889,481	—	(6,530,380)	(6,530,380)
Energy ETF*	9,649,208	122,158	(2,103,535)	(1,981,377)
Financials ETF*	4,501,962	94,407	(620,726)	(526,319)
Composite ETF*	12,680,518	893,943	(2,495,593)	(1,601,650)
Health Care ETF*	4,842,416	758,116	(107,221)	650,895
India Consumer ETF*	3,983,058	500,013	(355,410)	144,603
India Infrastructure ETF*	17,284,214	1,004,223	(3,085,488)	(2,081,265)
India Small Cap ETF*	24,540,867	781,971	(8,497,641)	(7,715,670)
Industrials ETF*	3,091,046	105,997	(412,363)	(306,366)
Low Volatility Dividend ETF*	103,169,079	1,978,229	(5,724,076)	(3,745,847)
Technology ETF*	3,798,660	613,425	(128,583)	484,842
Telecom ETF*	3,850,105	315,399	(423,083)	(107,684)
Utilities ETF*	2,759,701	103,413	(547,776)	(444,363)

*	Cost of investments on a tax basis, includes the adjustment for financial reporting purposes, as of the most completed Federal income Tax reporting period end.
94 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

For the period ended March 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Basic Materials ETF	$6,828	$(169,312)	$(921,636)	$(1,084,120)
Beyond BRICs ETF	24,479	(8,697)	627,443	643,225
Brazil Infrastructure ETF	147,999	(9,414,233)	2,854,666	(6,411,568)
China Infrastructure ETF	—	(2,387,867)	(2,013,326)	(4,401,193)
Consumer Goods ETF	7,043	(10,095)	178,468	175,416
Consumer Services ETF	659	(23,399)	12,828	(9,912)
Consumer ETF	434,225	(5,107,849)	70,304,335	65,630,711
Core ETF	12,943	—	85,966	98,909
Domestic Demand ETF	7,977	(1,966)	261,823	267,834
Metals & Mining ETF	14,821	(2,134,230)	(5,295,855)	(7,415,264)
Energy ETF	1,787	(1,344,946)	(1,872,769)	(3,215,928)
Financials ETF	12,037	(116,688)	(95,882)	(200,533)
Composite ETF	51,762	(1,671,292)	(1,028,779)	(2,648,309)
Health Care ETF	1,551	(50,229)	326,987	278,309
India Consumer ETF	—	(322,687)	229,811	(92,876)
India Infrastructure ETF	—	(13,401,166)	(24,444,656)	(37,845,822)
India Small Cap ETF	—	(14,044,516)	(2,888,561)	(16,933,077)
Industrials ETF	21,189	(183,323)	785	(161,349)
Low Volatility Dividend ETF	560,079	(8,094,333)	4,621,480	(2,912,774)
Technology ETF	10,524	(162,904)	(78,266)	(230,646)
Telecom ETF	21,657	(57,010)	(80,063)	(115,416)
Utilities ETF	37,221	(120,560)	(70,736)	(154,075)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, unamortized organization costs, mark to market on Passive Foreign Investment Companies (“PFIC”) securities and deferral of post-October and December losses.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sales adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

EGA Emerging Global Shares Trust 95

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the period ended March 31, 2013, the ETFs deferred to April 1, 2013 these losses of:

	Late Year	Post October
Funds	Ordinary Losses	Capital Losses
Basic Materials ETF	$—	$85,174
Beyond BRICs ETF	—	8,697
Brazil Infrastructure ETF	219,309	513,854
China Infrastructure ETF	25,822	45,445
Consumer Goods ETF	—	5,732
Consumer Services ETF	—	—
Consumer ETF	29,057	—
Core ETF	—	—
Domestic Demand ETF	—	1,966
Metals & Mining ETF	—	335,077
Energy ETF	—	93,133
Financials ETF	—	20,912
Composite ETF	—	10,679
Health Care ETF	—	—
India Consumer ETF	44,096	244,068
India Infrastructure ETF	7,314	77,922
India Small Cap ETF	9,911	1,668,917
Industrials ETF	—	17,260
Low Volatility Dividend ETF	—	2,661,683
Technology ETF	—	16,186
Telecom ETF	—	4,792
Utilities ETF	—	6,446

At March 31, 2013, for federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains:

	Carryforwards with No Expiration*		Carryforwards Expiring In
	Short-Term	Long-Term
	Capital Loss	Capital Loss	Fiscal Year	Fiscal Year
Funds	Carryforward	Carryforward	2018	2019
Basic Materials ETF	$46,730	$37,408	$—	$—
Beyond BRICs ETF	—	—	—	—
Brazil Infrastructure ETF	4,895,069	3,786,001	—	—
China Infrastructure ETF	1,416,804	896,985	—	2,811
Consumer Goods ETF	4,363	—	—	—
Consumer Services ETF	12,224	11,174	—	—
Consumer ETF	1,372,030	3,706,762	—	—
Core ETF	—	—	—	—
Domestic Demand ETF	—	—	—	—
Metals & Mining ETF	526,070	776,113	26,475	423,874
Energy ETF	790,756	414,388	—	—
Financials ETF	44,695	37,921	—	—
Composite ETF	397,575	649,561	—	586,695
Health Care ETF	36,397	13,832	—	—
India Consumer ETF	34,523	—	—	—
India Infrastructure ETF	5,720,686	7,595,244	—	—
India Small Cap ETF	4,473,655	7,892,033	—	—
Industrials ETF	157,255	8,808	—	—
Low Volatility Dividend ETF	4,230,678	401,963	—	—
Technology ETF	113,818	32,900	—	—
Telecom ETF	37,373	14,845	—	—
Utilities ETF	101,713	12,401	—	—

*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character.
96 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETFs’ investments. These inputs are summarized in three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The ETFs have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions; ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer; and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of September 30, 2013 in valuing the ETFs’ assets and liabilities carried at fair value:

	Quoted Prices	Other
	in Active Markets	Significant	Significant
	(Level 1)	Inputs (Level 2)	Unobservable
Funds	Common Stocks	Common Stocks	Inputs (Level 3)	Total
Basic Materials ETF*	$2,966,030	$—	$—	$2,966,030
Beyond BRICs ETF*	10,888,793	—	—	10,888,793
Brazil Infrastructure ETF**	59,493,540	—	—	59,493,540
China Infrastructure ETF**	9,753,688	—	—	9,753,688
Consumer Goods ETF*	1,106,195	—	—	1,106,195
Consumer Services ETF*	2,105,946	—	—	2,105,946
Dividend High Income ETF*	2,017,538	—	—	2,017,538
Consumer ETF*	1,188,858,841	—	—	1,188,858,841
Core ETF*	4,081,601	—	—	4,081,601
Dividend Growth ETF*	1,994,057	—	—	1,994,057
Domestic Demand ETF*	3,327,066	—	—	3,327,066
Metals & Mining ETF*	7,359,101	—	—	7,359,101
Energy ETF*	7,667,831	—	—	7,667,831
Financials ETF*	3,975,643	—	—	3,975,643
Composite ETF*	11,078,868	—	—	11,078,868
Health Care ETF*	5,493,311	—	—	5,493,311
India Consumer ETF**	4,127,661	—	—	4,127,661
India Infrastructure ETF**	15,202,949	—	—	15,202,949
India Small Cap ETF**	16,815,879	—	9,318	16,825,197
Industrials ETF*	2,784,680	—	—	2,784,680
Low Volatility Dividend ETF*	99,423,232	—	—	99,423,232
Technology ETF*	4,283,502	—	—	4,283,502
Telecom ETF*	3,742,421	—		3,742,421
Utilities ETF*	2,315,338	—	—	2,315,338

*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.
EGA Emerging Global Shares Trust 97

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

Reconciliation of the investment in which significant unobservable inputs (Level 3) were used in determining the fair value during the year ended September 30, 2013:

Common Stocks
India Small Cap ETF	Chemicals
Balance as of March 31, 2013	$131,907
Realized gain (loss)[1]	—
Change in unrealized appreciation (depreciation)[2]	(122,589)
Purchases	—
Sales	—
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of September 30, 2013	$9,318
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2013 is:	$(122,589)

1	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.
2	This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.
3	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

To estimate fair value, the Trust’s Valuation Committee (the “Committee”) followed procedures established by the Board. The significant inputs for the valuation methodology for the India Small Cap ETF, after consideration of quantitative and fundamental factors, was an illiquidity discount.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) EGA believes that the values available are unreliable. The Committee performs certain functions as they relate to the administration and oversight of the Funds’ valuation procedures. Under these procedures, the Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In determining fair valuations, inputs may include market-based analytics, which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Discounts may be applied based on the nature or duration of any restrictions on the disposition of the investments. The Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The following is a summary of the significant unobservable inputs used as of September 30, 2013 in valuing Level 3 securities:

				Value of
				Unobservable
India Small Cap ETF	Fair Value	Valuation Technique	Unobservable Input	Inputs
Investments in Securities
Common Stocks
Chemicals	$9,318	Adjustment to market	Illiquidity	88.4%
		based on illiquidity	Discount
		discount

Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in the illiquidity discount may result in a corresponding decrease (increase) in fair value.

98 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the periods ended September 30, 2013. The Purchases column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Basic Materials ETF	$1,069,566	$1,146,925	$794,165	$866,922
Beyond BRICs ETF	9,819,968	5,597,193	3,521,289	—
Brazil Infrastructure ETF	15,420,669	22,791,124	—	—
China Infrastructure ETF	1,597,627	4,684,638	105,807	3,960,155
Consumer Goods ETF	164,495	1,292,065	22,610	867,302
Consumer Services ETF	79,527	168,077	10,355	65,963
Dividend High Income ETF	2,120,785	128,337	1,514,336	40,615
Consumer ETF	500,561,927	202,724,661	254,506,721	118,560,705
Core ETF	801,190	756,834	18,399	188,421
Dividend Growth ETF	2,215,925	219,167	1,841,650	60,766
Domestic Demand ETF	1,911,764	838,801	1,000,288	317,479
Metals & Mining ETF	1,242,058	814,169	834,613	448,023
Energy ETF	474,105	1,458,686	33,187	960,636
Financials ETF	110,309	28,513	—	—
Composite ETF	198,613	5,265,646	—	4,722,302
Health Care ETF	333,177	756,941	18,127	160,194
India Consumer ETF	220,174	2,268,425	—	—
India Infrastructure ETF	26,552,672	47,292,539	—	—
India Small Cap ETF	1,355,611	544,351	—	—
Industrials ETF	1,071,132	1,067,605	739,572	775,661
Low Volatility Dividend ETF	108,127,910	86,008,434	21,964,277	29,941,137
Technology ETF	1,218,673	171,682	904,191	43,423
Telecom ETF	99,507	212,517	20,854	17,955
Utilities ETF	38,579	812,249	—	574,189

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

For the period from April 1, 2012 through February 28, 2013, the Trust (except for Dividend High Income ETF, Core ETF and Dividend Growth ETF) operated under an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS”). ALPS acted as the ETFs’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the ETFs. Pursuant to the Advisory Agreement, ALPS had overall supervisory responsibility for the general management and investment of each ETF’s securities portfolio, and had ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust paid ALPS an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month. The annual management fee for the following ETFs consisted of the greater of $400,000 or 0.10% of each ETF’s average daily net assets during the month, but not to exceed $1,000,000 per year:

Basic Materials ETF China Infrastructure ETF Metals & Mining ETF Financials ETF Health Care ETF India Small Cap ETF	Brazil Infrastructure ETF Consumer ETF Energy ETF Composite ETF India Infrastructure ETF Industrials ETF

In addition, the annual management fee for the ETFs listed below consisted of the greater of $400,000 plus $33,333 per ETF minus any management fees paid to ALPS by the ETFs detailed above, or 0.10% of the average daily net assets of each ETF listed below, but not to exceed annually $1,000,000 plus $83,333 for each ETF minus any management fees paid to the Adviser by the ETFs detailed above:

Beyond BRICs ETF Consumer Services ETF India Consumer ETF Technology ETF Utilities ETF	Consumer Goods ETF Domestic Demand ETF Low Volatility Dividend ETF Telecom ETF

EGA Emerging Global Shares Trust 99

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

For the period from April 1, 2012 through February 28, 2013, EGA served as the sub-adviser to the ETFs (except for Dividend High Income ETF, Core ETF and Dividend Growth ETF) and provided investment advice and management services to the ETFs. EGA supervised the day-to-day investment and reinvestment of the assets in each ETF and was responsible for designating the Deposit Securities and for monitoring each ETF’s adherence to its investment mandate. For its investment sub-advisory services, EGA received from the ETFs an annual fee equal to 0.75% of the average daily net assets of Composite ETF, 0.89% of average daily net assets of India Consumer ETF and 0.85% of the average daily net assets of each of the other ETFs, except for Dividend High Income ETF, Core ETF and Dividend Growth ETF. For Dividend High Income ETF, Core ETF and Dividend Growth ETF, EGA served as the sole investment advisor from inception through September 30, 2013 and provided investment advice and management services to the ETF. EGA received from Core ETF an annual fee equal to 0.70% of the average daily net assets of Core ETF. EGA received from Dividend High Income ETF and Dividend Growth ETF an annual fee equal to 0.85% of the average daily net assets of Dividend High Income ETF and Dividend Growth ETF, respectively.

The Trust and EGA had entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each ETF (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.70% for Core ETF, 0.75% for Composite ETF and 0.89% for India Consumer ETF) at least until July 31, 2013. Under this fee waiver and expense assumption agreement, EGA retained the right to seek reimbursement from each ETF of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause an ETF to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

Effective April 1, 2013, Emerging Global Advisors, LLC (“EGA”) replaced the current fee and expense structure with a unified fee (“Unified Fee”) for all of the series of the Trust. Under the Unified Fee, EGA took on the contractual obligation to pay all ordinary operating expenses of the ETFs without any increase in EGA’s advisory fee. The ETFs were previously obligated to pay these expenses through March 31, 2013, although EGA, as discussed later in Note 9, had entered into annual voluntary expense waiver and reimbursement agreements that capped an ETF’s ordinary operating expenses at the same rate as EGA’s advisory fee. Under the Unified Fee, EGA pays all of the expenses of each series of the Trust, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ 12b-1 plan (if ever implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

Effective July 1, 2013, the advisory fee for Consumer ETF changed from 0.85% of the average daily net assets to the following tiered structure: 0.85% of average daily net assets up to $1 billion; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily next assets over and above $2 billion.

The amounts EGA reimbursed, the amounts available for potential future recoupment by EGA and the expiration schedule at September 30, 2013 are as follows:

				Total Potential
	Potential Recoupment Amounts Expiring			Recoupment
Funds	March 31, 2014	March 31, 2015	March 31, 2016	Amount
Basic Materials ETF	$—	$64,900	$124,773	$189,673
Beyond BRICs ETF	—	—	69,367	69,367
Brazil Infrastructure ETF	478,083	504,255	509,458	1,491,796
China Infrastructure ETF	247,399	194,340	190,413	632,152
Consumer Goods ETF	—	76,800	130,872	207,672
Consumer Services ETF	—	47,875	91,687	139,562
Consumer ETF	403,405	1,195,954	2,076,610	3,675,969
Core ETF	—	—	106,195	106,195
Domestic Demand ETF	—	—	69,022	69,022
Metals & Mining ETF	301,755	251,382	216,583	769,720
Energy ETF	202,602	249,227	211,609	663,438
Financials ETF	207,810	191,473	200,475	599,758
Composite ETF	355,407	252,669	236,341	844,417
Health Care ETF	—	70,782	131,889	202,671
India Consumer ETF	—	98,710	118,527	217,237
India Infrastructure ETF	381,030	577,187	416,566	1,374,783
India Small Cap ETF	356,162	399,568	290,870	1,046,600
Industrials ETF	—	69,310	131,361	200,671
Low Volatility Dividend ETF	—	189,604	425,833	615,437
Technology ETF	—	71,813	124,253	196,066
Telecom ETF	—	70,518	134,659	205,177
Utilities ETF	—	74,475	130,258	204,733

100 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

Effective March 1, 2013, EGA became the sole investment adviser to all of the series in the Trust (except for Dividend High Income ETF, Core ETF, and Dividend Growth ETF where EGA had been sole investment adviser since inception). On February 28, 2013, the Board of Trustees for the Trust accepted the resignation of ALPS as investment adviser to certain series of the Trust. In its capacity as sole investment adviser to the Funds, EGA will continue to provide the services and receive the compensation set forth under its existing sub-advisory agreement with the Trust.

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

For the period from April 1, 2012 through February 28, 2013, ALPS Fund Services, Inc. (“AFS”), an affiliate of ALPS and the Distributor, provided a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provided a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS received certain out of pocket costs, which were accrued daily and paid monthly by the ETFs. Effective March 1, 2013, the Board appointed an officer of EGA to serve as Principal Financial Officer to the Trust.

Effective as of March 1, 2013, EGA and AFS amended the Compliance Services Agreement. AFS will continue to provide a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions. As compensation for the foregoing services, AFS will receive certain out of pocket costs and fixed fees, which will be accrued for by the Trust and paid for by EGA under the written fee waiver and expense reimbursement agreement. Commencing April 1, 2013, such fees will be paid by EGA out of the Unified Fee (defined below).

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes a representation of the corresponding Underlying Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure ETF, India Consumer ETF, India Infrastructure ETF and India Small Cap ETF consists solely of cash in U.S. dollars. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities. This charge is either debited or credited to Paid-in Capital.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

On January 31, 2013, FASB issued Accounting Standards Update No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging)’ (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. The disclosures are required irrespective of whether the transactions are offset in the statement of assets and liabilities. The effective date and transition of the disclosure requirements in ASU 2011-11 remain unchanged. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the Trust’s financial statements.

EGA Emerging Global Shares Trust 101

Notes to Financial Statements (concluded)

September 30, 2013 (Unaudited)

12. SUBSEQUENT EVENTS

The ETFs have evaluated subsequent events through the date of issuance of this report, and have determined that there are no material events (except as described below) that impacted the ETFs’ financial statements.

On September 5, 2013, EGA announced that it will liquidate twelve Funds. The Board authorized these Fund liquidations and the affected ETFs, listed below, were liquidated October 4, 2013:

Basic Materials ETF
Consumer Goods ETF
Consumer Services ETF
Metals & Mining ETF
Energy ETF
Financials ETF
Composite ETF
Health Care ETF
Industrials ETF
Technology ETF
Telecom ETF
Utilities ETF

Effective October 1, 2013 for the Beyond BRICs ETF, EGA agreed to waive its advisory fee to 0.58% of the Fund’s average daily net assets (the “Fee Waiver Agreement”). The Fee Waiver Agreement may be terminated at any time by the Board, but may not be terminated by EGA during the term of the Fee Waiver Agreement. The Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund. EGA, from its own resources, including profits from advisory fee received from the Fund, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Fund’s Shares.

Effective October 25, 2013, the investment objective for the Beyond BRICs ETF was revised as follows:

“The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the FTSE Beyond BRICs Index (the “Beyond BRICs Underlying Index”).” The Beyond BRICs Underlying Index is a capitalization weighted stock market index comprised of leading developing market companies that FTSE International Limited determines to be representative of all industries in developing market countries, excluding Brazil, Russia, India, China and Taiwan. Up to 75% of the Beyond BRICs Underlying Index consists of companies in more economically developed emerging market countries (excluding Brazil, Russia, India, China and Taiwan), and up to 33% of the Index consists of companies in “frontier” markets, which are less economically developed emerging market countries.

102 EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited)

At the May 16, 2013 meeting (the “Meeting”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), appointed Emerging Global Advisors, LLC (“EGA”) to serve as investment adviser to the following fourteen new series of the Trust: EGShares Emerging Markets Dividend Growth ETF, EGShares Emerging Markets Natural Resources ETF, EGShares EM Bond Investment Grade Short Term ETF, EGShares EM Bond Investment Grade Intermediate Term ETF, EGShares EM Bond Investment Grade Long Term ETF, EGShares EM Strategic Sector Allocation ETF, EGShares EM Tactical Sector Allocation ETF, EGShares EM Equal Weight Sector ETF, EGShares EM Dividend High Income ETF, EGShares EM Asia Consumer ETF, EGShares EM Bond ETF, EGShares EM Bond Investment Grade ETF, EGShares EM Strategic Sector Allocation ETF (active) and EGShares EM Tactical Sector Allocation ETF (active) (each such series, a “New Fund” and collectively, the “New Funds”). At the Meeting, the Board, including the Independent Trustees, approved the investment advisory agreements (collectively, the “Advisory Agreement”) between EGA and the Trust with respect to each New Fund.

In connection with considering approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. In considering the approval of the Advisory Agreement, the Board, including the Independent Trustees, reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Advisory Agreement with EGA; (ii) information describing the nature, quality, and extent of the services that EGA will provide, to the New Funds, and the fees that EGA will charge for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Trust and EGA, on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Board considered data compiled by ETF Database, an independent data provider, comparing the advisory fees and expenses of the New Funds with fees and expenses of other exchange-traded funds (“ETFs”) with similar investment objectives and policies. The Board, including the Independent Trustees, concluded that the ETF Database report was useful and reliable for the purpose of reviewing the Advisory Agreement.

During their review of this information, the Board, including the Independent Trustees, focused on and analyzed the factors that the Board deemed relevant, including: the nature, quality, and extent of the services to be provided to each New Fund by EGA; the personnel and operations of EGA; the projected profitability to EGA under the Advisory Agreement; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each New Fund:

(a) The nature, extent, and quality of services to be provided to the New Funds by EGA. The Board reviewed the services that EGA would provide to the New Funds. In connection with the investment advisory services to be provided to the New Funds, the Board noted the significant responsibilities that EGA would have as the New Funds’ investment adviser, including: implementation of the investment management program of each New Fund; management of the day-to-day investment and reinvestment of the assets in each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; making determinations with respect to alternative cash management vehicles and securities lending collateral investments and oversight of general portfolio compliance with relevant law. With respect to certain New Funds that will invest primarily in fixed income securities, the Board reviewed the services that EGA would provide in overseeing the sub-advisers, if applicable, to these New Funds, including oversight of compliance, portfolio selection and index tracking of the sub-advisers. The Board reviewed EGA’s experience, resources, strengths and its performance as the investment adviser to the existing series of the Trust that had already commenced operations (the “Operational Funds”).

(b) Comparison of services to be provided and fees to be charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided and projected profits to be realized by EGA from the relationship with the New Funds. The Board then compared the nature, quality and extent of services to be rendered and the proposed fees to be paid for investment advisory services to those of other investment advisers of similar ETFs. The Board compared each New Fund’s proposed investment advisory fee and projected expense ratio under the unified fee (the “Unified Fee”) for the first year of operation to other ETFs considered to be in each New Fund’s peer group, as chosen by ETF Database, and also compared the fees to those currently charged to the Operational Funds of the Trust. The Board noted that each New Fund’s proposed management fee and expenses was generally at the top of the range of each New Fund’s peer group. The Board also considered the potential benefits to EGA, such as enhanced reputation from managing the New Funds.

The Board discussed with EGA the appropriateness of the proposed investment advisory fees and expense ratios of the New Funds compared to the fees and expenses of similar ETFs. The Board noted EGA’s proposal to include breakpoints in the advisory fee for four of the New Funds: EGShares Emerging Markets Dividend Growth ETF, EGShares Emerging Markets Natural Resources ETF, EGShares EM Dividend High Income ETF, and EGShares EM Asia Consumer ETF. EGA described the services that it would provide to the New Funds under the proposed Investment Advisory Agreement. EGA also discussed the anticipated costs, including operational costs, and projected profitability of EGA in connection with its serving as investment adviser to each New Fund. EGA confirmed that payment of any sub-advisory fees would come from EGA’s Unified Fee and would not be a separate expense of the New Funds.

EGA Emerging Global Shares Trust 103

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

(c) EGA’s profitability and the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale. The Board discussed potential economies of scale and EGA’s profitability. The Board noted that the New Funds had not yet commenced operations, and would therefore review profitability with respect to the New Funds after the commencement of operations, and economies of scale for the New Funds when their assets under management reached appropriate levels. The Board noted EGA’s proposal to include breakpoints in the advisory fee for four of the New Funds.

(d) Investment performance of EGA. Because the New Funds had not commenced operations, the Board could not consider the investment performance of the New Funds, but did take into account the investment performance of the Operational Funds of the Trust, for which EGA serves as investment adviser.

Conclusion. No single factor was determinative to the decision of the Board. Based on the presentations and materials at the Meeting and such other matters as were deemed relevant, the Board concluded that: (i) the New Funds were likely to benefit from the nature, quality, and extent of the services to be provided by EGA, as well as EGA’s ability to render such services based on its experience, operations and resources; and (ii) in light of the nature, quality, and extent of services proposed to be provided by EGA to the New Funds, and the costs expected to be incurred and benefits expected to be gained by EGA in rendering those services, the proposed investment advisory fee and the projected total expenses of the New Funds under the Unified Fee were fair and reasonable compared with other funds in each New Fund’s peer group, as chosen by ETF Database.

Advisory Fee Breakpoints

At the Meeting, the Board also considered a proposed amendment (“Amendment”) to the current Investment Advisory Agreement between EGA and the Trust to add breakpoints in the investment advisory fee paid at specified asset levels for EGShares Emerging Markets Consumer ETF (“ECON”), EGShares Emerging Markets Dividend Growth ETF, EGShares Emerging Markets Natural Resources ETF, EGShares EM Dividend High Income ETF, and EGShares EM Asia Consumer ETF. Specifically, for assets between $1 billion and $2 billion, advisory fees would be reduced to 0.75%, and for assets above $2 billion advisory fees would be reduced to 0.65%. These changes would be effective for ECON on July 1, 2013. Reference was made to the factors considered and conclusions reached by the Board at its February, 2013 meeting with respect to the approval of ECON’s investment advisory agreement. The Board focused on such factors and considerations that would be impacted by adding these breakpoints. In this regard, the Board considered that the proposed change would reflect economies of scale experienced by EGA and would make the advisory fees more competitive with these Funds’ peers.

In connection with considering approval of the Amendment, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice. The Board concluded that the terms of the proposed amendment to the Investment Advisory Agreement to introduce breakpoints to the advisory fee for certain Funds was fair and reasonable, and the Board therefore approved the amendment.

104 EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450. The Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, upon request at 171 East Ridgewood Ave., Ridgewood, NJ 07450.

				Number of
				Portfolios
		Term of		in Fund
	Position(s)	Office [1] and		Complex[2]	Other
	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Name and Year of Birth	Trust	Time Served	During Past 5 Years	Trustee	Held by Trustee
Independent Trustees
Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	49	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, Chief Administrative Officer, February 1971 to December 2008.	49	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, since 2004; HSBC Securities (USA), Inc., Executive Managing Director, Head of Investment and Merchant Banking, 2000 to 2003.	49	None

Interested Trustees

Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	49	None

1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Trust, which consist of forty-nine funds.
3	Mr. Holderith is considered to be an “interested persons” of the Trust as defined in the 1940 Act, due to their relationship with EGA, the Funds’ Advisor.
EGA Emerging Global Shares Trust 105

Board of Trustees and Officers (Unaudited) (concluded)

	Position(s)	Term of Office[1]
	Held with	and Length of
Name and Year of Birth	the Trust	Time Served	Principal Occupation(s) During Past 5 Years
Officers

Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1960	Executive Vice President	Since 2011	Chief Executive Officer, Emerging Global Advisors, LLC, since January 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006–2011; UBS (and its predecessor, PaineWebber), 1983–2009 (including various executive positions starting in 2001).

Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street, 3rd Floor New York, NY 10011 1973	Principal Financial Officer	Since 2013	Emerging Global Advisors, LLC, Member and Chief Financial Officer since August 2012. Goldman, Sachs & Co., Managing Director, Financial Institutions Group, since October 2009. UBS Investment Bank, Executive Director, Director, Associate Director, 2002–2009.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September 2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA EGShares Funds Trust, Chief Compliance Officer, since March 2010; Financial Investors Variable Insurance Trust, Chief Compliance Officer, since September 2009; BPV Family of Funds, Chief Compliance Officer since September 2011; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer, since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer, since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer, November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer, 2005 to December 2008.

1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
106 EGA Emerging Global Shares Trust

General Information (Unaudited)

Investment Adviser
Emerging Global Advisors, LLC
155 West 19th Street, 3rd Floor
New York, NY 10011

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
 The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGShares Funds’ proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current as of the most recent quarter-end is available by visiting www.egshares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experience of its management, marketability of shares and other information.

EGA Emerging Global Shares Trust 107

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872
(888) 800-4EGS (4347)
www.egshares.com

EGA Emerging Global Shares Trust

EGShares Basic Materials GEMS ETF
 EGShares Beyond BRICs ETF
 EGShares Brazil Infrastructure ETF
 EGShares China Infrastructure ETF
 EGShares Consumer Goods GEMS ETF
 EGShares Consumer Services GEMS ETF
 EGShares EM Dividend High Income ETF
 EGShares Emerging Markets Consumer ETF
 EGShares Emerging Markets Core ETF
 EGShares Emerging Markets Dividend Growth ETF
 EGShares Emerging Markets Domestic Demand ETF
 EGShares Emerging Markets Metals & Mining ETF
 EGShares Energy GEMS ETF
 EGShares Financials GEMS ETF
 EGShares GEMS Composite ETF
 EGShares Health Care GEMS ETF
 EGShares India Consumer ETF
 EGShares India Infrastructure ETF
 EGShares India Small Cap ETF
 EGShares Industrials GEMS ETF
 EGShares Low Volatility Emerging Markets Dividend ETF
 EGShares Technology GEMS ETF
 EGShares Telecom GEMS ETF
EGShares Utilities GEMS ETF

EGShares are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

Not applicable for the semi-annual reporting period.

Item 3.	Audit Committee Financial Expert.

Not applicable for the semi-annual reporting period.

Item 4.	Principal Accountant Fees and Services.

Not applicable for the semi-annual reporting period.

Item 5.	Audit Committee of Listed registrants.

Not applicable for the semi-annual reporting period.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EGA Emerging Global Shares Trust

By (Signature and Title)*	/s/ Robert C. Holderith
Robert C. Holderith, President
(principal executive officer)

Date	12/5/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert C. Holderith
Robert C. Holderith, President
(principal executive officer)

Date	12/5/13

By (Signature and Title)*	/s/ Susan M. Ciccarone
Susan M. Ciccarone, Chief Financial Officer
(principal financial officer)

Date	12/5/13

* Print the name and title of each signing officer under his or her signature.